UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                        Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-12

Five Below, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Five Below, Inc.

701 Market Street

Suite 300

Philadelphia, PA 19106

Dear Fellow Shareholder:

It is my pleasure to invite you to attend the Annual Meeting of Shareholders of Five Below, Inc. at 9:00 a.m. Eastern Daylight Time on Tuesday, June 14, 2022.

The Annual Meeting will be held as a virtual meeting via live audio webcast. We believe that a virtual meeting will provide meaningful shareholder access and participation and also protect the health and safety of our shareholders, employees, and other stakeholders.

To attend and participate in the Annual Shareholder Meeting, shareholders must register in advance at https://viewproxy.com/fivebelow/2022/ prior to the deadline of 11:59 pm EDT on June 10, 2022. Upon completing registration, eligible participants will receive further instructions via email, including unique links that will allow such eligible participants to access the meeting.

The following pages contain the formal Notice of the Annual Meeting and the Proxy Statement.

At this year’s Annual Meeting, you will be asked to elect as directors the four nominees named in the attached Proxy Statement, ratify the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 29, 2023, approve the Five Below, Inc. 2022 Equity Incentive Plan, cast an advisory (non-binding) vote approving the Company’s named executive officer compensation and approve amendments to the Company’s Amended and Restated Articles of Incorporation and Amended and Restated Bylaws.

Your vote is important. Please mark, sign, date, and return the accompanying proxy card or voting instruction form in the postage-paid envelope or instruct us by telephone or via the internet as to how you would like your shares voted. Instructions are included on the proxy card and voting instruction form.

Sincerely,

Thomas G. Vellios
Chairman of the Board

Philadelphia, Pennsylvania

May 5, 2022

Notice of Annual Meeting of Shareholders

To Be Held on June 14, 2022

9:00 a.m. Eastern Daylight Time

To the Shareholders of Five Below, Inc.:

Notice is hereby given that the 2022 Annual Meeting of Shareholders (the “Annual Meeting”) of Five Below, Inc. (the “Company”) will be held as a virtual meeting via live audio webcast:

1. To elect four Class I directors to hold office until the 2025 annual meeting of shareholders and until their respective successors have been duly elected and qualified;

2. To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the current fiscal year ending January 29, 2023;

3. To approve the Company’s 2022 Equity Incentive Plan;

4. To hold an advisory (non-binding) vote to approve the Company’s named executive officer compensation;

5. To approve amendments to the Company’s Amended and Restated Articles of Incorporation and Amended and Restated Bylaws to declassify the board of directors;

6. To approve amendments to the Company’s Amended and Restated Articles of Incorporation and Amended and Restated Bylaws to increase the maximum allowable number of directors to 14; and

7. To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

To attend and participate in the Annual Shareholder Meeting, shareholders must register in advance at https://viewproxy.com/fivebelow/2022/ prior to the deadline of 11:59 pm EDT on June 10, 2022. Upon completing registration, eligible participants will receive further instructions via email, including unique links that will allow such eligible participants to access the meeting.

The board of directors has fixed the close of business on April 19, 2022 as the record date for the determination of the shareholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.

Your vote is important. To be sure your vote counts and assure a quorum, please vote, sign, date and return the enclosed proxy card, or if you prefer, please follow the instructions on the enclosed proxy card for voting by internet or by telephone, whether or not you plan to attend the meeting in person.

By order of the board of directors,

Ronald J. Masciantonio
Secretary

Philadelphia, Pennsylvania

May 5, 2022

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 14, 2022:

Our official Notice of Annual Meeting of Shareholders, Proxy Statement and 2021 Annual Report, including our Form 10-K for fiscal year 2021, are available electronically at http://investor.fivebelow.com/.

PROXY SUMMARY	1

FREQUENTLY ASKED QUESTIONS	3

BOARD OF DIRECTORS	9

AUDIT COMMITTEE REPORT	28

EXECUTIVE OFFICERS	29

COMPENSATION DISCUSSION AND ANALYSIS	30

EXECUTIVE COMPENSATION	45

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS	53

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	55

PROPOSAL 1 — ELECTION OF DIRECTORS	58

PROPOSAL 2 — RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	59

PROPOSAL 3 — ADOPTION OF THE FIVE BELOW, INC. 2022 EQUITY INCENTIVE PLAN	61

PROPOSAL 4 —ADVISORY (NON-BINDING) VOTE TO APPROVE THE COMPANY’S NAMED EXECUTIVE OFFICER COMPENSATION	73

PROPOSAL 5 — AMENDMENTS TO THE COMPANY’S AMENDED AND RESTATED ARTICLES OF INCORPORATION AND AMENDED AND RESTATED BYLAWS TO DECLASSIFY THE BOARD OF DIRECTORS	74

PROPOSAL 6 — AMENDMENTS TO THE COMPANY’S AMENDED AND RESTATED ARTICLES OF INCORPORATION AND AMENDED AND RESTATED BYLAWS TO INCREASE THE MAXIMUM ALLOWABLE NUMBER OF DIRECTORS TO 14	76

OTHER MATTERS	77

SHAREHOLDER PROPOSALS AND DIRECTOR NOMINATIONS FOR 2023 ANNUAL MEETING OF SHAREHOLDERS	77

ANNUAL REPORT TO SHAREHOLDERS	77

DELIVERY OF DOCUMENTS TO SHAREHOLDERS SHARING AN ADDRESS	77

APPENDIX A-1: FIVE BELOW, INC. 2022 EQUITY INCENTIVE PLAN	A-1

APPENDIX A-2: PROPOSED AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED ARTICLES OF INCORPORATION TO DECLASSIFY THE BOARD OF DIRECTORS	A-15

APPENDIX A-3: PROPOSED AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED BYLAWS TO DECLASSIFY THE BOARD OF DIRECTORS	A-17

APPENDIX A-4: PROPOSED AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED ARTICLES OF INCORPORATION TO INCREASE THE MAXIMUM ALLOWABLE NUMBER OF DIRECTORS TO 14	A-18

APPENDIX A-5: PROPOSED AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED BYLAWS TO INCREASE THE MAXIMUM ALLOWABLE NUMBER OF DIRECTORS TO 14	A-19

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We operate on a fiscal calendar widely used by the retail industry that results in a given fiscal year consisting of a 52- or 53-week period ending on the Saturday closest to January 31st of the following year. References to “fiscal year 2022” or “fiscal 2022” refer to the period from January 30, 2022 to January 28, 2023, which consists of a 52-week fiscal year. References to “fiscal year 2021” or “fiscal 2021” refer to the period from January 31, 2021 to January 29, 2022, which consists of a 52-week fiscal year. References to “fiscal year 2020” or “fiscal 2020” refer to the period from February 2, 2020 to January 30, 2021, which consists of a 52-week fiscal year. References to “fiscal year 2019” or “fiscal 2019” refer to the period from February 3, 2019 to February 1, 2020, which is of a 52-week fiscal year.

-ii-

PROXY SUMMARY

This summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all of the information that you should consider, and you should read the entire Proxy Statement before voting. For information regarding the Company’s fiscal 2021 performance, please review the Company’s Annual Report to shareholders for the fiscal year ended January 29, 2022. As used herein, “Five Below,” the “Company,” “we,” “us,” “our” or “our business” refers to Five Below, Inc. (collectively with its wholly owned subsidiary), except as expressly indicated or the context otherwise requires.

ANNUAL MEETING OF SHAREHOLDERS

Time and Date	Record Date
9:00 a.m. Eastern Daylight Time June 14, 2022	April 19, 2022

Place	Number of Common Shares Eligible to Vote at the Meeting as of the Record Date
Virtual meeting only (details below)	55,512,344

The Annual Meeting will be held as a virtual meeting via live audio webcast. We believe that a virtual meeting will provide meaningful shareholder access and participation and also protect the health and safety of our shareholders, employees, and other stakeholders.

To attend and participate in the Annual Shareholder Meeting, shareholders must register in advance at https://viewproxy.com/fivebelow/2022/ prior to the deadline of 11:59 pm EDT on June 10, 2022. Upon completing registration, eligible participants will receive further instructions via email, including unique links that will allow such eligible participants to access the meeting.

If you are a registered or beneficial holder you will be asked during the registration process whether you wish to vote during the meeting. If you so indicate, once your registration is approved, an e-mail will be sent to you that will contain your Virtual Control Number. You will not need the Virtual Control Number to join the meeting, you will only need it if you choose to vote during the meeting.

If you hold your shares beneficially through a bank or broker and you wish to vote during the meeting, you must provide a legal proxy from your bank or broker during registration and you will be assigned a Virtual Control Number. If you are unable to obtain a legal proxy to vote your shares, you will still be able to attend the 2022 Annual Meeting so long as you demonstrate proof of stock ownership (but will not be able to vote your shares during the meeting). You may only vote during the meeting by e-mailing a copy of your legal proxy to virtualmeeting@viewproxy.com in advance of the meeting.

Instructions on how to connect and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at https://viewproxy.com/fivebelow/2022/. During the meeting shareholders will have the opportunity to submit text questions on the matters to be voted on in the meeting by typing questions into the “Questions” pane of the control panel.

There will be technicians ready to assist you with any technical difficulties you may have accessing the annual meeting live audio webcast. Please be sure to check in by 8:45 a.m. EDT on June 14, 2022, so that any technical difficulties may be addressed before the annual meeting live audio webcast begins. If you encounter any difficulties accessing the webcast during the check-in or meeting time, please email VirtualMeeting@viewproxy.com or call 866-612-8937.

SUMMARY VOTING MATTERS

Matter	Board Recommendation	Page Reference (for more Detail)
Election of Directors	FOR each director nominee	58
Ratification of Independent Registered Public Accounting Firm	FOR	59
Approval of the Company’s 2022 Equity Incentive Plan	FOR	61
Advisory (non-binding) vote to approve the Company’s Named Executive Officer compensation	FOR	73
Approval of amendments to the Company’s Amended and Restated Articles of Incorporation and Amended and Restated Bylaws to declassify the board of directors	FOR	74
Approval of amendments to the Company’s Amended and Restated Articles of Incorporation and Amended and Restated Bylaws to increase the maximum allowable number of directors to 14	FOR	76

BOARD NOMINEES

The following table provides summary information about each director nominee. At the Annual Meeting, directors will be elected by a majority of votes cast for each director nominee.

Name, Age	Director Since	Class		Committee Membership*
			Principal Occupation	AC	CC	NCGC
Catherine E. Buggeln, 61	2015	I	Consultant

Michael F. Devine, III, 63	2013	I	Former Executive Vice President and Chief Financial Officer of Coach, Inc.

Bernard Kim, 45	n/a	I	President of Publishing of Zynga Inc.; Chief Executive Officer of Match Group, Inc., effective May 31, 2022

Ronald L. Sargent, 66	2004	I	Former Chief Executive Officer of Staples, Inc.

* AC Audit Committee	CC	Compensation Committee

NCGC Nominating and Corporate Governance Committee		Chair of the Committee

PROXY STATEMENT

FOR 2022 ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 14, 2022

This Proxy Statement is being furnished together with our Annual Report for the fiscal year ended January 29, 2022 in connection with the solicitation of proxies for the Annual Meeting of Shareholders of Five Below, Inc. on June 14, 2022 (the “Annual Meeting”), and any postponements or adjournments of the meeting. On or about May 5, 2022, we will mail to each of our shareholders (other than those who previously requested electronic delivery or previously elected to receive delivery of a paper copy of the proxy materials) a Notice of Internet Availability of Proxy Materials containing instructions on how to access and review the proxy materials via the internet and how to submit a proxy electronically using the internet.

FREQUENTLY ASKED QUESTIONS

When and where will the meeting take place?

The Annual Meeting will be held virtually only, via live audio webcast, on Tuesday, June 14, 2022, at 9:00 a.m. Eastern Daylight Time.

To attend and participate in the Annual Shareholder Meeting, shareholders must register in advance at https://viewproxy.com/fivebelow/2022/ prior to the deadline of 11:59 pm EDT on June 10, 2022. Upon completing registration, eligible participants will receive further instructions via email, including unique links that will allow such eligible participants to access the meeting. During the meeting shareholders will have the opportunity to submit text questions on the matters to be voted on in the meeting by typing questions into the “Questions” pane of the control panel.

There will be technicians ready to assist you with any technical difficulties you may have accessing the annual meeting live audio webcast. Please be sure to check in by 8:45 a.m. EDT on June 14, 2022, so that any technical difficulties may be addressed before the annual meeting live audio webcast begins. If you encounter any difficulties accessing the webcast during the check-in or meeting time, please email VirtualMeeting@viewproxy.com or call 866-612-8937.

Why did I receive only a Notice of Internet Availability of Proxy Materials?

As permitted by the Securities and Exchange Commission (the “SEC”), the Company is furnishing to shareholders its notice of the Annual Meeting (the “Notice”), this Proxy Statement and the 2021 Annual Report primarily over the internet. On or about May 5, 2022, we will mail to each of our shareholders (other than those who previously requested electronic delivery or previously elected to receive delivery of a paper copy of the proxy materials) a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) containing instructions on how to access and review the proxy materials via the internet and how to submit a proxy electronically using the internet. The Notice of Internet Availability also contains instructions on how to receive, free of charge, paper copies of the proxy materials. If you received the Notice of Internet Availability, you will not receive a paper copy of the proxy materials unless you request one.

We believe the delivery options that we have chosen will allow us to provide our shareholders with the proxy materials they need, while minimizing the cost of the delivery of the materials and the environmental impact of printing and mailing paper copies.

What is the purpose of this meeting and these materials?

We are providing these proxy materials in connection with the solicitation on behalf of our board of directors of proxies to be voted at the Annual Meeting and any adjournments or postponements of the meeting.

At the Annual Meeting, you will be asked to vote on the following matters:

•	a proposal to elect four Class I directors to hold office until the 2025 annual meeting of shareholders and until their respective successors have been duly elected and qualified (Proposal No. 1);

•	a proposal to ratify the appointment of KPMG LLP as our independent registered public accounting firm for the current fiscal year ending January 28, 2023 (Proposal No. 2);

•	a proposal to approve the Company’s 2022 Equity Incentive Plan (Proposal No. 3);

•	an advisory (non-voting) vote to approve our Named Executive Officer compensation (Proposal No. 4);

•	a proposal to approve amendments to the Company’s Amended and Restated Articles of Incorporation and Amended and Restated Bylaws to declassify the board of directors (Proposal No. 5);

•

a proposal to approve amendments to the Company’s Amended and Restated Articles of Incorporation and Amended and Restated Bylaws to increase the maximum allowable number of directors to 14 (Proposal No. 6); and

•	any other business that may properly come before the Annual Meeting or any adjournments or postponements thereof.

What are the voting recommendations of the board of directors on these matters?

The board of directors recommends that you vote your shares as follows:

•	FOR each of the board’s four nominees for the board of directors (Proposal No. 1);

•	FOR the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the current fiscal year ending January 28, 2023 (Proposal No. 2);

•	FOR the approval of the Five Below, Inc. 2022 Equity Incentive Plan (Proposal No. 3);

•	FOR the approval, on an advisory basis, of our Named Executive Officer compensation (Proposal No. 4);

•	FOR the approval of the amendments to the Company’s Amended and Restated Articles of Incorporation and Amended and Restated Bylaws to declassify the board of directors; and

•	FOR the approval of the amendments to the Company’s Amended and Restated Articles of Incorporation and Amended and Restated Bylaws to increase the maximum allowable number of directors to 14.

Are all of the Class I directors standing for election to the board of directors at the Annual Meeting?

Yes, all of our Class I directors are standing for re-election. In addition, our board has expanded Class I by one seat, upon the recommendation of the nominating and corporate governance committee of the board, and is nominating Bernard Kim to fill that seat.

Who is entitled to vote at the Annual Meeting?

The record date for the Annual Meeting is April 19, 2022. You have one vote for each share of our common stock that you owned at the close of business on the record date, provided that on the record date those shares were either held directly in your name as the shareholder of record or were held for you as the beneficial owner through a bank, broker, or other intermediary. As of that date, there were 55,512,344 shares of common stock outstanding entitled to vote. There is no other class of voting securities outstanding.

What is the difference between holding shares as a shareholder of record and as a beneficial owner?

As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Shareholder of Record. If your shares are registered directly in your name with our transfer agent, Computershare, you are considered to be the shareholder of record with respect to those shares, and we have sent the Notice of Internet Availability directly to you. As a shareholder of record, you have the right to grant your voting proxy directly to us or to vote in person at the Annual Meeting.

Beneficial Owner. If your shares are held in a stock brokerage account or by a bank or other intermediary, you are considered to be the beneficial owner of shares held in “street name,” and the Notice of Internet Availability has been forwarded to you by your bank, broker, or intermediary (which is considered to be the shareholder of record with respect to those shares). As a beneficial owner, you have the right to direct your bank, broker, or intermediary on how to vote and are also invited to attend the Annual Meeting, though you may be required to show a brokerage statement or account statement reflecting your stock ownership as of the record date. Your bank, broker, or intermediary has sent you a voting instruction card for you to use in directing the bank, broker, or intermediary regarding how to vote your shares. However, since you are not the shareholder of record, you may not vote these shares in person at the Annual Meeting unless you obtain a proxy, executed in your favor, from the holder of record of such shares.

Most of our shareholders hold their shares through a bank, broker, or other intermediary (that is, in “street name”) rather than directly in their own name.

What options are available to me to vote my shares?

Whether you hold shares directly as the shareholder of record or through a bank, broker, or other intermediary, your shares may be voted at the Annual Meeting by following any of the voting options available to you below:

You may vote via the internet.

•

If you received a Notice of Internet Availability by mail, you can submit your proxy or voting instructions over the internet by following the instructions provided in the Notice of Internet Availability;

•

If you received a Notice of Internet Availability or proxy materials by email, you may submit your proxy or voting instructions over the internet by following the instructions included in the email; or

•

If you received a printed set of the proxy materials by mail, including a paper copy of the proxy card or voting instruction form, you may submit your proxy or voting instructions over the internet by following the instructions on the proxy card or voting instruction form.

You may vote via the telephone.

•

If you are a shareholder of record, you can submit your proxy by calling the telephone number specified on the paper copy of the proxy card you received if you received a printed set of the proxy materials. You must have the control number that appears on your proxy card available when submitting your proxy over the telephone.

•

Most shareholders who hold their shares in street name may submit voting instructions by calling the number specified on the paper copy of the voting instruction form provided by their bank, broker, or other intermediary. Those shareholders should check the voting instruction form for telephone voting availability.

You may vote by mail. If you received a printed set of the proxy materials, you can submit your proxy or voting instructions by completing and signing the separate proxy card or voting instruction form you received and mailing it in the accompanying prepaid and addressed envelope.

You may vote during the virtual meeting. All shareholders of record may vote at the virtual Annual Meeting.

If you are a registered or beneficial holder you will be asked during the registration process whether you wish to vote during the meeting. If you so indicate, once your registration is approved, an e-mail will be sent to you that will contain your Virtual Control Number. You will not need the Virtual Control Number to join the meeting, you will only need it if you choose to vote during the meeting.

If you hold your shares beneficially through a bank or broker and you wish to vote during the meeting, you must provide a legal proxy from your bank or broker during registration and you will be assigned a Virtual Control Number. If you are unable to obtain a legal proxy to vote your shares, you will still be able to attend the 2022 Annual Meeting so long as you demonstrate proof of stock ownership (but will not be able to vote your shares during the meeting). You may only vote during the meeting by e-mailing a copy of your legal proxy to virtualmeeting@viewproxy.com in advance of the meeting.

Instructions on how to connect and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at https://viewproxy.com/fivebelow/2022/.

Even if you plan to attend the Annual Meeting, we recommend that you submit your proxy or voting instructions in advance to authorize the voting of your shares at the Annual Meeting to ensure that your vote will be counted if you later are unable to attend.

What if I don’t vote for some of the items listed on my proxy card or voting instruction card?

If you properly execute and return your proxy card but do not mark selections, your shares will be voted in accordance with the recommendations of our board of directors. If you indicate a choice with respect to any matter to be acted upon on your proxy card, your shares will be voted in accordance with your instructions.

If you are a beneficial owner and hold your shares in street name through a bank, broker, or other intermediary and do not give voting instructions to the bank, broker, or intermediary, the bank, broker, or other intermediary will have the discretion to vote your uninstructed shares on “routine” matters (sometimes referred to as “broker discretionary voting”), such as the ratification of the selection of accounting firms, but do not have discretion to vote on “non-routine” matters, such as the election of directors. For instance, if you are a beneficial owner and hold your shares in street name, but do not give your bank, broker, or other intermediary instructions on how to vote your shares with respect to the election of directors, no votes will be cast on your behalf.

If you do not provide voting instructions to your broker, and your broker indicates on its proxy card that it does not have discretionary authority to vote on a particular proposal, your shares will be considered to be “broker non-votes” with regard to that matter. Proxy cards that reflect a broker non-vote with respect to at least one proposal to be considered at the Annual Meeting will be considered to be represented for purposes of determining a quorum but generally will not be considered to be entitled to vote with respect to that proposal. Broker non-votes are not counted as votes cast in the tabulation of the voting results with respect to proposals that require a majority of the votes cast and will therefore not have an effect on the outcome of the vote. With respect to Proposal No. 5 which is considered a “non-routine” matter, broker non-votes will be counted as present for the purposes of establishing a quorum but will have the effect of a vote against the matter.

How is a quorum determined?

The representation, in person or by proxy, of holders entitled to cast at least a majority of the votes entitled to be cast at the Annual Meeting constitutes a quorum at the Annual Meeting. Abstentions and broker non-votes are considered present and entitled to vote for purposes of establishing a quorum for the transaction of business at the Annual Meeting. If a quorum is not present by attendance at the Annual Meeting or represented by proxy, the shareholders present by attendance at the meeting or by proxy may adjourn the Annual Meeting, until a quorum is present. If a new record date is fixed for the adjourned meeting, we will provide notice of the adjourned meeting to each shareholder of record entitled to vote at the meeting.

What vote is required to approve each proposal at the Annual Meeting?

Proposal		Vote Required	Broker Discretionary Voting Allowed
Proposal No. 1—	Election of Directors	Majority of Votes Cast for each	No

Proposal No. 2—	Ratification of Appointment of Independent Registered Public Accounting Firm	Majority of Votes Cast	Yes

Proposal No. 3—	Approval of the Company’s 2022 Equity Incentive Plan	Majority of Votes Cast	No

Proposal No. 4—	Advisory Vote Related to Named Executive Officer Compensation	Majority of Votes Cast	No

Proposal No. 5—	Approval of Amendments to the Company’s Amended and Restated Articles of Incorporation and Amended and Restated Bylaws to Declassify the Board of Directors	A majority of the Company’s outstanding common stock	No

Proposal No. 6—	Approval of Amendments to the Company’s Amended and Restated Articles of Incorporation and Amended and Restated Bylaws to Increase the Maximum Allowable Number of Directors to 14	A majority of the Company’s outstanding common stock	Yes

With respect to Proposal No. 1, you may vote FOR, AGAINST or ABSTAIN with respect to each director nominee. Any nominees receiving more FOR votes than AGAINST votes with respect to such nominee will be elected. Proxies may not be voted for more than four directors and shareholders may not cumulate votes in the election of directors.

With respect to Proposal Nos. 2, 3, 4, 5 and 6, you may vote FOR, AGAINST or ABSTAIN.

If you abstain from voting on Proposal Nos. 2, 3 and 4, your shares will be counted as present and entitled to vote on each such matter for purposes of establishing a quorum, but will not be counted for purposes of determining the number of votes cast and will not have an effect on the outcome of the vote.

If you abstain from voting on Proposal Nos. 5 and 6, your shares will be counted as present and entitled to vote on that matter for the purposes of establishing a quorum and will also have the effect of a vote against the matter.

Can I change my vote or revoke my proxy?

Yes. Any shareholder of record has the power to change or revoke a previously submitted proxy at any time before it is voted at the Annual Meeting by:

•	Submitting to our Corporate Secretary, before the voting at the Annual Meeting, a written notice of revocation bearing a later date than the proxy;

•	Timely delivery of a valid, later-dated proxy (only the last proxy submitted by a shareholder by internet, telephone or mail will be counted); or

•

Attending the virtual Annual Meeting and voting during the meeting; however, attendance at the Annual Meeting will not by itself constitute a revocation of a proxy. See above regarding the special steps required to vote during the virtual meeting.

For shares held in street name, you may revoke any previous voting instructions by submitting new voting instructions to the bank, broker, or intermediary holding your shares by the deadline for voting specified in the voting instructions provided by your bank, broker, or intermediary. Alternatively, if your shares are held in street name and you have obtained a legal proxy from the bank, broker, or intermediary, giving you the right to vote the shares at the Annual Meeting, you may revoke any previous voting instructions by attending the Annual Meeting and voting during the meeting.

Are there other matters to be voted on at the Annual Meeting?

We do not know of any other matters that may come before the Annual Meeting other than Proposals 1, 2, 3, 4, 5 and 6 included herein. If any other matters are properly presented at the Annual Meeting, the persons named as proxies in the enclosed proxy card intend to vote or otherwise act in accordance with their judgment on the matter.

Is a list of shareholders available?

The names of shareholders of record entitled to vote at the Annual Meeting will be available for review by shareholders at the Annual Meeting.

Where can I find the voting results?

Preliminary voting results will be announced at the Annual Meeting, and final voting results will be reported in a Current Report on Form 8-K, which we will file with the SEC within four business days following the Annual Meeting.

Who is soliciting proxies, how are they being solicited, and who pays the cost?

The solicitation of proxies is being made on behalf of our board of directors and we will bear the costs of the solicitation. This solicitation is being made by mail and through the internet, but also may be made by telephone or in person. We will reimburse brokerage firms and other custodians, nominees, and fiduciaries for their reasonable out-of-pocket expenses for sending proxy materials to shareholders and obtaining their votes. In addition, we have retained Okapi Partners LLC to assist in the solicitation of proxies at a solicitation fee of up to $20,000, plus related reasonable out-of-pocket expenses.

What do I need to do if I intend to attend the virtual Annual Meeting?

Attendance at the Annual Meeting will be limited to shareholders as of the record date or their duly-appointed proxies.

To attend and participate in the Annual Shareholder Meeting, shareholders must register in advance at https://viewproxy.com/fivebelow/2022/ prior to the deadline of 11:59 pm EDT on June 10, 2022. Upon completing registration, eligible participants will receive further instructions via email, including unique links that will allow such eligible participants to access the meeting.

There will be technicians ready to assist you with any technical difficulties you may have accessing the annual meeting live audio webcast. Please be sure to check in by 8:45 a.m. EDT on June 14, 2022, so that any technical difficulties may be addressed before the annual meeting live audio webcast begins. If you encounter any difficulties accessing the webcast during the check-in or meeting time, please email VirtualMeeting@viewproxy.com or call 866-612-8937.

Can I ask questions at the Annual Meeting?

We welcome questions from shareholders related to the matters under consideration at the meeting. During the meeting shareholders may submit questions through the Questions pane on the meeting platform. Each questioner is limited to a total of two questions.

BOARD OF DIRECTORS

Our bylaws provide that the number of members of our board of directors shall be determined by our board from time to time. The number of members of our board is currently ten and is divided into three classes with staggered three-year terms. Our board of directors has expanded its size to 11 and to nominate Bernard Kim for election to the newly created board seat.

Unless otherwise specified in the proxy, the shares voted pursuant thereto will be cast for each of Messrs. Devine, Kim and Sargent, and Mrs. Buggeln. If, for any reason, at the time of election any of the nominees named should decline or be unable to accept his or her nomination or election, it is intended that such proxy will be voted for a substitute nominee, who would be recommended by our board of directors. Our board of directors, however, has no reason to believe that any of the nominees will be unable to serve as a director.

The following biographical information is furnished as to each nominee for election as a director and each of the current directors.

Nominees for Election to the Board of Directors for a Term Expiring at the 2025 Annual Meeting

Catherine E. Buggeln. Ms. Buggeln, 61, has served as a director since March 2015. Ms. Buggeln has been a consultant to various retailers since 2004. From 2012 to 2018, Ms. Buggeln provided advisory services to Irving Place Capital Management, L.P., a private equity firm focused on making equity investments in middle-market companies. Ms. Buggeln formerly served as the Senior Vice President of Strategic Planning and New Business Development at Coach, Inc., a leading marketer of modern classic American accessories, from 2001 to 2005. She currently serves as a director on the boards of two private equity owned companies, Noble Biomaterials, Inc. and Scoop Holdings (cabi). She also previously served as a director of The Timberland Company in 2011, the Vitamin Shoppe from 2009 to 2017, and Ascena Retail Group from 2004 to 2021. Ms. Buggeln’s extensive experience in the retail industry, in both managerial and director roles, led to the conclusion that she should serve as a director of Five Below.

Michael F. Devine, III. Mr. Devine, 63, has served as a director since March 2013. Mr. Devine is the former Executive Vice President and Chief Financial Officer of Coach, Inc. Mr. Devine served as Chief Financial Officer at Coach, Inc. since December 2001 and Executive Vice President and Chief Financial Officer since August 2007 until his retirement in August 2011. Mr. Devine currently serves as the Chairman of the Board of Deckers Outdoor Corporation, and also serves as a director of Express, Inc., where he serves on the audit committee. Mr. Devine previously served as a director and member of the audit committee of Nutrisystem, Inc. and as a director of Talbots and Sur La Table. Mr. Devine’s extensive experience in the retail industry, as both an executive officer and director, led to the conclusion that he should serve as a director of Five Below.

Bernard Kim. Mr. Kim, 45, is nominated to serve as a director. Mr. Kim has been named the next Chief Executive Officer of Match Group, Inc., a leading provider of digital technologies designed to help people make meaningful connections, effective May 31, 2022. He currently serves as the President of Publishing for Zynga Inc., a global leader in interactive entertainment with a mission to connect the world through games. He has held this position since June 2016. Prior to joining Zynga, Mr. Kim spent nearly ten years at Electronic Arts Inc., as the company’s Senior Vice President of Mobile Publishing. In that role, he oversaw EA’s mobile distribution, strategy, product management, analytics, network engagement, marketing, revenue demand planning, business development, third-party publishing, and mergers & acquisitions. Before joining EA, Mr. Kim served as Director of Sales and Channel Strategy at The Walt Disney Company, where he led sales and retail for Disney Mobile. He holds Bachelor of Arts degrees in both Economics and Communications from Boston College. Mr. Kim’s senior leadership experience with large-scale, growing technology companies led to the conclusion that he should serve as a director of Five Below.

Ronald L. Sargent. Mr. Sargent, 66, has served as a director since 2004. Mr. Sargent served as the Chief Executive Officer of Staples, Inc., an office supply company, from 2002 to June 2016 and as Chairman of its board of directors from 2005 to January 2017. Mr. Sargent currently serves as a director of Wells Fargo & Co., where he serves as the Chairman of the human resources committee and as a member of the governance and nominating committee and the audit committee, and The Kroger Co., where he serves as Lead Director, Chairman of the governance committee and as a member of the audit and public responsibilities committees. Mr. Sargent previously served as a director of The Home Depot, Inc. and Mattel, Inc. Mr. Sargent’s experience as an executive officer and director of Staples, Inc. as well as his extensive experience in the retail industry led to the conclusion that he should serve as a director of Five Below.

Members of the Board of Directors Continuing in Office for a Term Expiring at the 2023 Annual Meeting

Joel D. Anderson. Mr. Anderson, 57, has served as a director since February 2015, when he was appointed to serve as our President and Chief Executive Officer. Prior to becoming our President and Chief Executive Officer, Mr. Anderson was our President and Chief Operating Officer from July 2014 through January 2015. Prior to joining Five Below, Mr. Anderson served as President and Chief Executive Officer of Walmart.com from 2011 until 2014 and as the divisional Senior Vice President of the Northern Plains division of Walmart, Inc., a global retailer, from 2010 to 2011. Prior to joining Walmart, Mr. Anderson was President of the retail and direct business units for Lenox Group, Inc. and served in various executive positions at Toys “R” Us Inc. over a 14-year period. Mr. Anderson currently serves as a director of Sprouts Farmers Market where he serves on the audit and compensation committees. Mr. Anderson’s experience in the retail industry as well as his position as our President and Chief Executive Officer led to the conclusion that he should serve as a director of Five Below.

Kathleen S. Barclay. Ms. Barclay, 66, has served as a director since March 2015. Ms. Barclay served as the Senior Vice President of Human Resources for The Kroger Co., a $100 billion grocery supermarket company, from 2009 until her retirement in 2016. Prior to joining The Kroger Co., Ms. Barclay served in many leadership roles at General Motors Corporation, a multinational automotive corporation, from 1985 to 2010, including Vice President of Global Human Resources from 1998 to 2009. Ms. Barclay currently serves as a director of Kontoor Brands where she serves on the talent & compensation and governance committees. Ms. Barclay’s senior leadership experience with a large-scale, growing retailer led to the conclusion that she should serve as a director of Five Below.

Thomas M. Ryan. Mr. Ryan, 69, has served as a director since 2011. In 2011, Mr. Ryan became an operating partner of Advent International Corporation as a part of its Operating Partner Program. Prior to joining our board of directors, Mr. Ryan served as the Chairman of the board of directors, President and Chief Executive Officer of CVS Caremark Corporation, now CVS Health, a retail pharmacy and healthcare corporation, until he retired in 2011. Mr. Ryan became the Chief Executive Officer of CVS Corporation in 1998 and he also served as the Chairman of the board of directors of CVS Corporation from 1999 to 2007. Mr. Ryan also served as the Chairman of CVS Health’s board of directors from 2007 to 2011. Mr. Ryan currently serves as a director of PJT Partners and previously served as a director of Bank of America Corporation, Yum! Brands, Inc. and Vantiv, Inc. Mr. Ryan’s experience in the retail industry, as both an executive officer and director of a large retail company, led to the conclusion that he should serve as a director of Five Below.

Members of the Board of Directors Continuing in Office for a Term Expiring at the 2024 Annual Meeting

Dinesh S. Lathi. Mr. Lathi, 51, has served as a director since March 2018. Mr. Lathi is currently the Chief Executive Officer of RugsUSA, a leading e-commerce provider of area rugs and home décor products. He has held this position since January 2022. Mr. Lathi previously served as President and Chief Executive Officer of Tailored Brands, Inc., a leading specialty retailer of men’s suits and formalwear, from March 2019 to March 2021. He joined Tailored Brands’ board of directors in March 2016, and served as its Non-Executive Chairman from April 2017 to August 2018, and its Executive Chairman from August 2018 to March 2019. In August 2020 Tailored Brands, Inc. filed for Chapter 11 bankruptcy protection and, under Mr. Lathi’s leadership, emerged from such protection in December 2020. Previously, he was the Chief Executive Officer of One Kings Lane, a digital home decor shopping platform, from 2014 to 2016, where he also served as the Chief Operating Officer and Chief Financial Officer from 2011 to 2014. Prior to One Kings Lane, Mr. Lathi was a Vice President at eBay, a

global online marketplace, where he managed several key areas, including Buyer & Seller Experience. Mr. Lathi’s 20 plus years of leadership experience in the technology and consumer space led to the conclusion that he should serve as a director of Five Below.

Richard L. Markee. Mr. Markee, 68, has served as a director since May 2016. Previously, Mr. Markee served in various leadership positions at Vitamin Shoppe, Inc., including as Non-Executive Chairman from January 2016 to June 2016 and from April 2007 to September 2009, Executive Chairman from April 2011 to January 2016 and Chief Executive Officer and Chairman of the Board from September 2009 to April 2011. He held senior management positions at Toys “R” Us, Inc. from 1998 through November 2006, including Vice Chair of Toys “R” Us, Inc. and President of the Babies “R” Us and the Toys “R” Us U.S. and international operation divisions from August 2004 through November 2006. Mr. Markee previously served as a director of Collective Brands, Inc., The Sports Authority, Inc., Dorel Industries and Toys “R” Us. Mr. Markee’s extensive experience in the retail industry led to the conclusion that he should serve as a director of Five Below.

Thomas G. Vellios. Mr. Vellios, 67, is the co-founder of Five Below and has served as our Chairman since June 2018, our Executive Chairman from February 2015 until June 2018, and as one of our directors since our incorporation in 2002. Mr. Vellios previously served as our Chief Executive Officer from 2002 until January 31, 2015. Mr. Vellios also served as our President from 2005 until June 2014. Previously, Mr. Vellios served as President, Chief Executive Officer and a director of Zany Brainy, Inc. Prior to joining Zany Brainy, Mr. Vellios served as Senior Vice President, General Merchandise Manager at Caldor, a regional discount chain and a division of the May Company. Mr. Vellios’ 25 plus years of experience in the specialty, department store and discount retail industry, his experience with the management, operations and finance of a retail business, and his knowledge of the Company as a founder led to the conclusion that he should serve as a director of Five Below.

Zuhairah S. Washington. Ms. Washington, 44, has served as a director since September 2020. Ms. Washington is currently the President of Otrium, a purpose-driven online marketplace for designer outlet fashion brands. She has held this position since July 2021. Prior to Otrium, Ms. Washington was SVP and Global Head of Strategic Partners, Lodging and Vacation Rentals at Expedia Group, whose brands include Expedia, Hotels.com, Orbitz and VRBO, from January 2019 to August 2021. Prior to joining Expedia, Ms. Washington was at Egon Zehnder, a global management consulting and executive search firm, from 2018 to 2019, and Uber, where she grew businesses from startup to scale and ran one of the top five U.S. markets, from 2013 to 2018. She also founded Kahnoodle, which was named to Entrepreneur Magazine’s 100 Brilliant Companies of 2012. Ms. Washington currently serves as a director of Olo, the leading on-demand e-commerce platform for the restaurant industry. Ms. Washington earned a joint graduate degree: a JD from Harvard Law School and an MBA from Harvard Business School, and graduated magna cum laude from UCLA with a BA in political science and public policy. In March of 2020, she was named as one of the 100 Most Influential Black Executives in Corporate America by Savoy Magazine. Ms. Washington’s senior leadership experience with large-scale, growing technology companies led to the conclusion that she should serve as a director of Five Below.

In addition to the information presented above regarding each director’s or nominee’s specific experiences, qualifications, attributes and skills, we believe that all of our directors and nominees have a reputation for integrity and adherence to high ethical standards. Each of our directors and nominees has demonstrated business acumen and an ability to exercise sound judgment, as well as a commitment of service to us and our board. Finally, we value our directors’ and nominee’s experience on other company boards and board committees.

There are no family relationships among any of our directors, nominees or executive officers.

Summary of Qualifications and Demographics of Directors and Director Nominees

The table below summarizes the specific qualifications, attributes, skills, experience and demographics of each director and nominee. In the case of nominees, these are what led our board of directors to conclude that the nominee is qualified to serve on our board of directors. As to the knowledge, skills and experience section, while each director and nominee is generally knowledgeable in each of these areas, an “X” in the chart below indicates that the item is a specific qualification, attribute, skill or experience that each director or nominee brings to our board of directors. The lack of an “X” for a particular item does not mean that the nominee does not possess that qualification, attribute, skill or experience.

	Anderson	Barclay	Buggeln	Devine	Kim	Lathi	Markee	Ryan	Sargent	Vellios	Washington
Knowledge, Skills and Experience
Branding Experience	X		X	X	X		X	X	X	X	X
Entrepreneurial	X		X	X		X	X	X	X	X	X
Distribution/Logistics Experience	X		X	X					X	X
Retail Experience	X	X	X	X	X	X	X	X	X	X	X
Sales and Marketing Experience	X		X		X	X	X	X	X	X	X
Financial Literacy and Experience	X	X		X	X	X	X	X	X	X	X
Public Company Management Experience	X	X	X	X	X	X	X	X	X	X	X
Risk Oversight Experience	X	X	X	X		X	X	X	X	X
Technology (Consumer, Cybersecurity, Big Data, Social)	X			X	X	X				X	X
Demographics
Race / Ethnicity
African American or Black											X
Alaskan Native or Native American
Asian					X	X
Hispanic or Latinx
Native Hawaiian or Pacific Islander
White	X	X	X	X			X	X	X	X
Two or More Races or Ethnicities
LGBTQ+
Did Not Disclose Demographic Background
Gender Identity
Female		X	X								X
Male	X			X	X	X	X	X	X	X
Non-Binary
Did Not Disclose Gender
Board Tenure
Years	7	7	7	9	—	4	6	11	18	20	1

The table below summarizes the aggregate diversity characteristics of our directors and nominees:

Board Diversity Matrix (As of May 5, 2022)
Total Number of Director Nominees	11

	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	3	8	—	—
Part II: Demographic Background
African American or Black	1	—	—	—
Alaskan Native or Native American	—	—	—	—
Asian	—	2	—	—
Hispanic or Latinx	—	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	2	6	—	—
Two or More Races or Ethnicities	—	—	—	—
LGBTQ+	—
Did Not Disclose Demographic Background	—

Board Composition

Our business and affairs are managed under the direction of our board of directors, which currently consists of ten members and will consist of eleven members assuming the election of each of our nominees. Our articles of incorporation and bylaws currently provide that our board of directors will consist of a number of directors, not less than three nor more than eleven, to be fixed exclusively by resolution of the board of directors. If Proposal No. 6 is approved by our shareholders, our board of directors will consist of a number of directors, not less than three or more than 14, to be fixed exclusively by resolution of the board of directors.

Our articles of incorporation currently provide for a staggered, or classified, board of directors consisting of three classes of directors, each serving staggered three-year terms, which is constituted as follows:

•	the Class I directors are Ms. Buggeln and Messrs. Devine and Sargent, and their terms will expire at the Annual Meeting. If elected, Mr. Kim would become a Class I director;

•	the Class II directors are Ms. Barclay and Messrs. Anderson and Ryan, and their terms will expire at the annual meeting of shareholders to be held in 2023; and

•	the Class III directors are Messrs. Lathi, Markee and Vellios, and Ms. Washington and their terms will expire at the annual meeting of shareholders to be held in 2024.

Upon expiration of the term of a class of directors, directors for that class will be elected for a three-year term at the annual meeting of shareholders in the year in which that term expires. Each director’s term continues until the election and qualification of his or her successor, or his or her earlier death, resignation, retirement, disqualification or removal. Any vacancies on our board of directors will be filled only by the affirmative vote of a majority of the directors then in office. Any increase or decrease in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors. If Proposal No. 6 is approved by our shareholders, increasing the maximum size of the board of directors to 14, the board has no imminent plans to appoint additional directors to the board.

At the time of our initial public offering, our board of directors assessed this classified board structure and determined that it was appropriate for our Company as it provides continuity and stability in the board’s business strategies and policies. As we continue to mature as a public company, our board of directors has determined that it is in the best interests of the Company and its shareholders to remove the classified board structure from our Amended and Restated Articles of Incorporation and our Amended and Restated Bylaws. If Proposal No. 5 is approved by our shareholders, directors in office immediately after the 2022 Annual Meeting would serve out their three-year terms, but directors elected by shareholders beginning at the 2023 annual meeting of shareholders would be elected to one-year terms. Beginning at the 2025 annual meeting of shareholders, the classified board structure would be removed and all directors would be subject to annual election for one-year terms.

Director Independence

Our board of directors observes all applicable criteria for independence established by The NASDAQ Stock Market LLC and other governing laws and applicable regulations. No director or nominee will be deemed to be independent unless our board of directors determines that the director or nominee has no relationship which would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Our board of directors has determined that Messrs. Devine, Kim, Lathi, Markee, Ryan and Sargent and Mses. Barclay, Buggeln and Washington are independent as defined under the corporate governance rules of The NASDAQ Stock Market LLC. Of these independent directors and nominees, our board has determined that: (i) Messrs. Devine, Lathi, Markee and Sargent, who comprise our audit committee; (ii) Mses. Barclay and Buggeln and Messrs. Lathi, Markee and Ryan, who comprise our compensation committee; and (iii) Mses. Barclay, Buggeln and Washington and Mr. Sargent, who comprise our nominating and corporate governance committee, each satisfy the independence standards for those committees established by the applicable rules and regulations of the SEC and The NASDAQ Stock Market LLC.

Board Leadership Structure and Board’s Role in Risk Oversight

Our board of directors has no policy with respect to the separation of the offices of Chief Executive Officer and Chairman of the board of directors. It is the board of directors’ view that rather than having a rigid policy, the board of directors, with the advice and assistance of the nominating and corporate governance committee, and upon consideration of all relevant factors and circumstances, will determine, as and when appropriate, whether the two offices should be separate. Currently, our leadership structure separates the offices of Chief Executive Officer and Chairman of the board of directors with Mr. Anderson serving as our Chief Executive Officer and Mr. Vellios serving as non-executive Chairman of the board. We believe this is appropriate as it provides Mr. Anderson with the ability to focus on our day-to-day operations while allowing Mr. Vellios to lead our board of directors in its fundamental role of providing advice to and oversight of management.

Our board of directors plays an active role in overseeing management of our risks. Our board of directors regularly reviews information regarding our credit, liquidity and operations, as well as the risks associated with each. Our compensation committee is responsible for overseeing the management of risks relating to our executive compensation plans and arrangements. Our audit committee oversees management of financial risks. Our nominating and corporate governance committee is responsible for managing risks associated with the independence of the board of directors. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, our full board of directors keeps itself regularly informed regarding such risks through committee reports and otherwise.

Our board of directors, itself and through its nominating and corporate governance committee, also plays an active role in monitoring and motivating the Company’s environmental social and governance (“ESG”) initiatives. For more information please see the section titled “Environmental Social & Governance Initiatives” below.

Compensation Risk Analysis

The compensation committee is aware that compensation arrangements, if not properly structured, may encourage inappropriate risk-taking. In designing our compensation programs, the compensation committee seeks to mitigate such risk in a variety of ways including by:

(a)	providing a meaningful portion of total compensation in the form of equity incentives that are earned over multiple years to encourage an appropriately long-term focus;

(b)	utilizing pre-established incentive pay and performance curves;

(c)	annually evaluating compensation benchmarking for executive officer to ensure market reasonable compensation;

(d)	maintaining robust committee oversight of executive compensation programs; and

(e)	employing a multi-dimensional assessment of Company and individual performance with respect to executive compensation matters.

Stock Ownership Guidelines

The compensation committee approved the implementation of formal stock ownership guidelines for our management team, which we initially adopted in June 2017, and amended and restated in April 2022. Pursuant to the guidelines, each of the Company’s executives with a title of Senior Vice President and above is required to own shares of our common stock having an aggregate fair market value equal to or greater than the following (each as measured with reference to the base salary payable to each executive in the immediately preceding calendar year):

Title	Multiple of Base Salary
Chief Executive Officer	Three (3)
Chief Financial Officer, Chief Administrative Officer, Chief Merchandising Officer, Chief Experience Officer and Executive Vice Presidents	Two (2)
Senior Vice Presidents	One (1)

For purposes of the guidelines, the base salary payable will include any base salary payable in a given calendar year (even if the payment of which is deferred to a later calendar year), and the value of shares or other property received in lieu of base salary in a given calendar year.

Executives serving at the time the guidelines were initially adopted in June 2017 were given until June 2022 to attain the specified level of equity ownership. Any executive hired following the adoption of the guidelines has five years from the date of hire to attain the specified level of equity ownership. Any executive promoted following the adoption of the guidelines has three years to attain the new level of equity ownership.

Under the updated guidelines, an executive’s holdings include: shares held outright by the executive; shares underlying outstanding time-based restricted stock and time-based restricted stock unit awards (whether or not vested); shares underlying vested, outstanding performance-based restricted stock unit awards; and, in the discretion of the compensation committee, shares otherwise beneficially owned by the executive. Shares underlying a stock option, whether or not the stock option is vested, will not count toward an executive’s holdings unless and until the executive exercises the stock option and acquires those shares. Our board of directors may waive compliance with the guidelines on a case by case basis, but it is anticipated that waivers will be rare and in the event of such a waiver, the board of directors will develop alternative ownership guidelines that reflect the intent of these guidelines and executive’s personal circumstances.

We note that our Named Executive Officers already maintain an equity position in the Company, through direct stock ownership and/or outstanding equity awards that they hold. We believe that this ownership position as well as the implementation of formal guidelines provide significant incentives to ensure that the management team’s actions, and the actions of all those reporting to them, are focused on the creation of sustainable shareholder value and the avoidance of excessive risk.

Clawback Policies

Historically, certain of the Company’s restricted stock unit awards have been subject to rescission, cancellation or recoupment to the extent that the Company was required to restate its financial statements, in situations where the vesting of the restricted stock units was calculated based upon, or contingent on, the achievement of financial or operating results that were the subject of or affected by the restatement, and the extent of vesting of the restricted stock units would have been less had the financial statements been correct in the first instance. The intended effect of these “clawback” provisions is to put the affected grantee in the same position relative to vesting of the restricted stock units as he or she would have been in had the financial statements been correct at the time of the original vesting. Since June 2016, awards made under the Company’s cash and equity incentive plans are generally made subject to rescission, cancellation or recoupment, in whole or in part, under any current or future “clawback” or similar policy of the Company that is applicable to the Participant.

In addition, in March 2020, our Board, with the recommendation of our compensation committee, adopted a formal clawback policy. The policy generally provides that the compensation committee may, in its discretion, seek to recover incentive compensation (whether it was in the form of cash or equity) erroneously awarded during the prior three years to our executive officers in two scenarios. Firstly, the compensation committee may seek to clawback such compensation if the Company restates its financial statements to correct a material error. Secondly, the compensation committee may seek to clawback such compensation, if, as a result of an executive officer’s fraud or misconduct, materially inaccurate calculations were used for a performance-based metric applicable to his or her incentive compensation. The clawback policy is administered by the compensation committee, which has the sole discretion in making all determinations under the clawback policy, including the method for recovering erroneously awarded compensation.

Restrictions on Hedging and Pledging

The Company considers it inappropriate for those employed by or associated with the Company to engage in certain transactions related to the Company’s securities which could result in their interests no longer being aligned with the same interests and objectives as other shareholders of the Company. Therefore, as part of our insider trading policy, we impose certain restrictions on these individuals relating to short-sales of Company securities, transactions in derivatives of Company securities, and the hedging and pledging of Company securities.

The restrictions apply to all directors, officers, employees, and consultants of the Company (“service providers”) as well as family members and any others that reside with a service provider. Family members who do not reside with a service provider are subject to the restrictions if a service provider directs, influences or controls their transactions in Company securities. This includes, for example, parents or children of a service provider who consult with the service provider regarding their trades (collectively, the “covered persons”).

Short Sales. Short sales of Company securities by covered persons (sales of securities that are not then owned), including any “sale against the box” (a sale with delayed delivery), are prohibited.

Transactions in Derivatives. Transactions in derivatives of the Company’s securities, including puts, calls and publicly traded options, are also prohibited.

Hedging. Hedging transactions involving the Company’s securities privately, on an exchange or in any other organized market is prohibited.

Pledging. Pledging the Company’s securities as collateral for indebtedness or for any other reason is prohibited.

Margin Accounts. Purchasing the Company’s securities on margin (borrowing from a brokerage firm, bank or other entity) is prohibited.

Committees of the Board of Directors

The standing committees of our board of directors include: the audit committee, the compensation committee and the nominating and corporate governance committee. The composition and responsibilities of each standing committee are described below. Members will serve on these committees until their resignation or until otherwise determined by our board of directors. Current copies of the charters for each of these committees are available on our website at http://investor.fivebelow.com, under the “Governance” section.

Audit Committee

Our audit committee oversees our corporate accounting and financial reporting process. The audit committee has the following responsibilities, among other things, as set forth in the audit committee charter:

•	selecting and hiring our independent registered public accounting firm and approving the audit and non-audit services to be performed by our independent registered public accounting firm;

•	evaluating the qualifications, performance and independence of our independent registered public accounting firm;

•	monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to financial statements or accounting matters;

•	reviewing the adequacy and effectiveness of our internal control policies and procedures;

•	overseeing management of financial risks;

•

receiving regular reporting from management and periodically reviewing with management the Company’s cybersecurity and other information technology risks, controls and procedures, including the Company’s plans to mitigate cybersecurity risks and respond to data breaches;

•

overseeing our internal audit function and activities, including approving the selection, appointment and oversight of our internal auditor, with such auditor reporting directly to the committee, and approving the annual internal audit plan;

•	preparing the audit committee report required by the SEC to be included in our annual proxy statement;

•

discussing the scope and results of the audit with the independent registered public accounting firm and reviewing with management and the independent registered public accounting firm our interim and year-end operating results;

•	approving related party transactions; and

•	reviewing whistleblower complaints relating to accounting, internal accounting controls or auditing matters and overseeing the investigations conducted in connection with such complaints.

Our audit committee consists of Messrs. Devine, Lathi, Markee and Sargent. Mr. Devine has served as Chair of the audit committee since March 2013. All of the members of the audit committee are independent for purposes of serving on the audit committee and meet the requirements for financial literacy under the applicable rules and regulations of the SEC and The NASDAQ Stock Market LLC. Our board has determined that Messrs. Devine, Lathi, Markee and Sargent are audit committee financial experts as defined under the applicable rules of the SEC and have the requisite financial sophistication defined under the applicable rules of The NASDAQ Stock Market LLC.

Compensation Committee

Our compensation committee reviews and recommends policies relating to compensation and benefits of our officers and employees. The compensation committee has the following responsibilities, among other things, as set forth in the compensation committee’s charter:

•

reviewing and approving compensation of our executive officers, including annual base salary, annual incentive bonuses, specific goals, equity compensation, severance and change-in-control arrangements and any other benefits, compensation or arrangements;

•	reviewing and recommending the terms of employment agreements with our executive officers;

•	reviewing succession planning for our executive officers;

•	reviewing and recommending compensation goals, bonus and stock-based compensation criteria for our employees;

•	reviewing and recommending the appropriate structure and amount of compensation for our directors;

•	overseeing the management of risks relating to our executive compensation plans and arrangements;

•	reviewing and discussing annually with management our “Compensation Discussion and Analysis” required by SEC rules;

•	preparing the compensation committee report required by the SEC to be included in our annual proxy statement;

•

overseeing compliance with the SEC’s and The NASDAQ Stock Market LLC’s rules and regulations regarding shareholder approval of certain executive compensation matters, including advisory votes on compensation and approval of equity compensation plans; and

•	administering, reviewing and making recommendations with respect to our equity compensation plans.

Our compensation committee consists of Mses. Barclay and Buggeln and Messrs. Lathi, Markee and Ryan. Mr. Ryan has served as Chair of the compensation committee since March 2013. All of the members of the compensation committee are independent under applicable rules and regulations of the SEC and The NASDAQ Stock Market LLC. The compensation committee has the authority to delegate any of its responsibilities, along with the authority to take action in relation to such responsibilities, to one or more subcommittees as the compensation committee may deem appropriate in its sole discretion.

Nominating and Corporate Governance Committee

The nominating and corporate governance committee is responsible for making recommendations regarding candidates for directorships and the size and composition of our board, as well as overseeing the Company’s significant strategies, programs, policies and practices relating to sustainability and corporate responsibility. Among other matters, the nominating and corporate governance committee is responsible for the following as set forth in the nominating and corporate governance committee charter:

•	assisting our board of directors in identifying prospective director nominees and recommending nominees for each annual meeting of shareholders to our board of directors;

•	reviewing developments in corporate governance practices and developing and recommending governance principles applicable to our board of directors;

•	managing risks associated with the independence of the board of directors;

•	evaluating and making recommendations as to the size and composition of the board of directors;

•	overseeing the evaluation of our board of directors and management; and

•	recommending members for each committee of our board of directors;

•

reviewing with management significant Company strategies, policies programs and practices relating to sustainability (including environmental and human rights issues and impacts) and corporate responsibility in furtherance of the Company’s business strategy, values and purpose;

•	reviewing with management the Company’s work with industry organizations and non-governmental organizations;

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reviewing developments in legislation, regulation, litigation, emerging issues and best practices in the fields of corporate citizenship and sustainability that are identified by the board of directors, management or the committee;

•	receiving from management and reviewing relevant sustainability and corporate responsibility reports involving the Company or other industry leaders or competitors; and

•

reviewing press releases, disclosures and other announcements to be made by the Company regarding the Company’s strategies, policies, programs and practices relating to sustainability and corporate responsibility.

Our nominating and corporate governance committee consists of Mses. Barclay, Buggeln and Washington and Mr. Sargent. Ms. Barclay has served as Chair of the nominating and corporate governance committee since June 2021. All of the members of the nominating and corporate governance committee are determined to be independent under applicable rules and regulations of the SEC and The NASDAQ Stock Market LLC.

Meetings and Attendance

During fiscal 2021, there were 7 meetings of the board of directors, 8 meetings of the audit committee, 4 meetings of the compensation committee and 4 meetings of the nominating and corporate governance committee. Each of our directors attended at least 75% of the aggregate meetings of the board of directors and the committees of the board of directors on which they served during fiscal 2021. In addition, the independent directors meet in executive session at least twice per year without the presence of management. The Chair of the nominating and corporate governance committee chairs these executive sessions of independent directors.

Our board of directors expects its members to attend the annual meetings of shareholders. All of our directors attended the 2021 annual meeting of shareholders. The Company expects that all of its directors will attend this year’s Annual Meeting.

Director Compensation

In fiscal 2020, we engaged Meridian Compensation Partners, LLC (“Meridian”) , the compensation committee’s independent advisor, to review the competitiveness of compensation provided to the board. Following this review, the compensation committee determined that no changes were required to then-current non-employee director pay levels. Accordingly, in fiscal 2021, each of our non-employee directors was entitled to the following pursuant to our Compensation Policy for Non-Employee Directors:

•	an annual cash retainer of $70,000, paid quarterly, appropriately pro-rated for partial quarters served;

•	an additional annual cash retainer of $80,000 for the non-executive Chairman of the board, paid quarterly, appropriately pro-rated for partial quarters served;

•

an additional annual cash retainer of $25,000 for each of the audit committee Chair and the compensation committee Chair and $20,000 for the nominating and corporate governance committee Chair, paid quarterly, appropriately pro-rated for partial quarters served; and

•

an annual equity grant with a fair market value of $140,000 in the form of restricted stock units vesting on the date of the next annual meeting, with an additional restricted stock unit grant with fair market value of $150,000 for the non-executive Chairman of the board.

•

If a person becomes a member of the board (including non-executive Chairman of the board) at least 90 days prior to an annual meeting, such person will receive an initial grant of restricted stock units having a Fair Market Value equal to the annual award, appropriately prorated based on the number of days from such person’s commencement of service until the next meeting date over 365.

Each non-employee director has the option to receive some or all of his or her cash retainer in the form of shares of our common stock. Directors do not receive a fee for attending meetings, but they are entitled to reimbursement of travel expenses relating to their service.

The following table sets forth information on the compensation of all our non-employee directors for fiscal 2021:

Name	Fees Earned or Paid in Cash (1) ($)	Stock Awards (2) ($)	Total ($)
Kathleen S. Barclay	77,582	139,936	217,518
Catherine E. Buggeln	70,000	139,936	209,936
Michael F. Devine III	95,000	139,936	234,936
Dinesh S. Lathi	70,000	139,936	209,936
Richard L. Markee	70,000	139,936	209,936
Thomas M. Ryan	95,000	139,936	234,936
Ronald L. Sargent	82,418	139,936	222,354
Thomas G. Vellios	150,000	289,960	439,960
Zuhairah S. Washington	70,000	139,936	209,936

(1)

Cash fees include annual director’s retainer and, where applicable, committee Chair fees. Messrs. Lathi, Markee, Ryan and Sargent and Ms. Barclay elected to receive part of their fees in shares of Company stock in the following amounts: $94,247 for Mr. Ryan, $81,796 for Mr. Sargent, $69,570 for each of Messrs. Lathi and Markee, and $17,366 for Ms. Barclay.

(2)

The amounts reported in this column reflect the fair value on the grant date of the restricted stock unit awards granted in fiscal 2021 computed in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718, Compensation—Stock Compensation. For a discussion of the assumptions and methodologies used to calculate the amounts referred to above, please see the discussion of restricted stock unit awards contained in Note 1 and Note 8 to the consolidated financial statements included as a part of the 2021 Form 10-K, filed with the SEC on March 30, 2022. The aggregate number of shares subject to restricted stock units outstanding at fiscal year-end for each non-employee director is as follows: 749 units for each of Mses. Barclay, Buggeln and Washington, and Messrs. Devine, Lathi, Markee, Ryan and Sargent, and 2,567 units for Mr. Vellios, each of which will vest on the date of the Annual Meeting.

In fiscal 2021, we engaged Meridian once again to review the competitiveness of compensation provided to the board. Following this review, the compensation committee determined to make the following changes effective in fiscal year 2022 and thereafter:

•	the annual cash retainer was increased from $70,000 to $85,000;

•	the additional annual cash retainer for the audit committee Chair was increased from $25,000 to $30,000; and

•	the annual equity grant was increased from a fair market value of $140,000 to $165,000.

Our non-employee directors are subject to Stock Ownership Guidelines. Pursuant to the guidelines, each non-employee director is required to own shares of our common stock having an aggregate fair market value equal to or greater than five times the highest annual cash retainer payable to a non-employee director in the preceding calendar year pursuant to the Compensation Policy for Non-Employee Directors. For purposes of the guidelines, the highest annual cash retainer will include any cash retainer payable in a given calendar year (even if the payment of which is deferred to a later calendar year) and the value of shares or other property received in lieu of a cash retainer in a given calendar year.

Any non-employee director serving at the time the guidelines were adopted in 2014 was given five years from the adoption of the guidelines to attain the specified level of equity ownership. Any non-employee director appointed or elected following the adoption of the guidelines is given five years from the date of such appointment or election to attain the specified level of equity ownership. Compliance with the Stock Ownership Guidelines is measured annually on the first trading day of each calendar year, using the closing price of the Company’s common stock on that day. As of January 3, 2022, all non-employee directors for whom the Stock Ownership Guidelines were effective were in compliance.

For purposes of the guidelines, a non-employee director’s holdings include: shares held outright by the non-employee director; vested restricted shares and shares subject to vested but unsettled restricted stock units held by the non-employee director; and, in the discretion of the compensation committee, shares otherwise beneficially owned by the non-employee director. Our board of directors may waive compliance with the guidelines on a case by case basis, but it is anticipated that waivers will be rare and in the event of such a waiver, the board of directors will develop alternative ownership guidelines that reflect the intent of these guidelines and the non-employee director’s personal circumstances.

Compensation Committee Interlocks and Insider Participation

During fiscal 2021, Mses. Barclay and Buggeln and Messrs. Lathi, Markee and Ryan served as members of the compensation committee. We have indemnification agreements with each of our directors, including Mses. Barclay and Buggeln and Messrs. Lathi, Markee and Ryan, which provide such directors with contractual rights to indemnification, expense advancement and reimbursement, to the fullest extent permitted under Pennsylvania law. See “Certain Relationships and Related Party Transactions” for more information.

None of these individuals was at any time an officer or an employee of Five Below. In addition, none of our executive officers currently serves, or in fiscal 2021 served, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of our board of directors or compensation committee.

Communications with the Board of Directors

Shareholders may initiate in writing any communication with our board of directors or any individual director by sending the correspondence to our Corporate Secretary, c/o Five Below, Inc., 701 Market Street, Suite 300, Philadelphia, Pennsylvania 19106. This centralized process assists our board of directors in reviewing and responding to shareholder communications in an appropriate manner. Any communication should not exceed 500 words in length and must be accompanied by the following information:

•	a statement of the type and amount of our securities that the person holds;

•	any special interest of the shareholder in the subject matter of the communication (i.e., not in such person’s capacity as one of our shareholders); and

•	the name, address, telephone number and e-mail address, if any, of the person submitting the communication.

All communications that comply with the above procedural requirements will be relayed to the appropriate member of the board of directors. We will not forward any communications:

•

regarding individual grievances or other interests that are personal to the party submitting the communication and could not reasonably be construed to be of concern to our securityholders or other constituencies generally;

•	that advocate our engaging in illegal activities;

•	that, under community standards, contain offensive, scurrilous or abusive content; or

•	that have no rational relevance to our business or operations.

Director Nomination Process

Minimum Qualifications of Directors

The nominating and corporate governance committee of the board of directors is responsible for facilitating director assessments, identifying skills and expertise that candidates should possess, and screening, selecting and recommending candidates for approval by the board of directors. The nominating and corporate governance committee may solicit recommendations for nominees from other members of the board and management. Our nominating and corporate governance committee may also retain professional search firms to identify candidates. The nominating and corporate governance committee seeks to identify as candidates for director persons with a reputation for and record of integrity and good business judgment. The nominating and corporate governance committee considers the nature of the expertise and experience required for the performance of the duties of a director of the Company, and such matters as the candidate’s relevant business and industry experience, professional background, age, current employment, community service and other board service. The nominating and corporate governance committee shall also consider the racial, ethnic and gender diversity of the board.

At a minimum, each director will be expected to:

•	understand the Company’s business and the industry in general;

•	have experience in positions with a high degree of responsibility and be leaders in the organizations in which they are affiliated;

•	be free from conflicts of interest that could interfere with a director’s duties to the Company;

•	regularly attend meetings of the board and of any committees on which the director serves;

•	review in a timely fashion and understand materials circulated to the board regarding the Company or the industry;

•	participate in meetings and decision-making processes in an objective and constructive manner; and

•	be reasonably available, upon request, to advise the Company’s officers and management.

In addition, the committee may consider the following criteria, among others the committee shall deem appropriate, in recommending candidates for election to the board of directors:

•	personal and professional integrity, ethics and values;

•	experience in corporate management, such as serving as an officer or former officer of a publicly held company;

•	experience in the Company’s industry;

•	experience as a board member of another publicly held company;

•	diversity of expertise and experience in substantive matters pertaining to the Company’s business relative to other board members;

•	practical and mature business judgment;

•	global experience; and

•	level of financial literacy.

Due consideration will be given to the board’s overall balance of diversity of perspectives, backgrounds and experiences (including, without limitation, gender, sexual orientation and identity, racial and ethnic diversity).

If the committee decides, on the basis of its preliminary review of a candidate, to proceed with further consideration of a candidate, the committee will assemble information concerning the background and qualifications of the candidate. The committee may solicit the views of the Company’s senior management and other members of the board of directors regarding the qualifications and suitability of candidates. A member or members of the committee will then interview the candidate. The committee may also elect to contact other sources as it deems appropriate to solicit additional information on the candidate. Based on all available information and relevant considerations, the committee will select a candidate who, in the view of the committee, is most suited for membership on the board.

Shareholder Nominations of Directors and Other Business

Our bylaws provide procedures by which a shareholder may nominate individuals for election to our board of directors at any meeting of shareholders or bring business before an annual meeting of shareholders. A shareholder desiring to nominate a director for election to our board of directors, or to bring any other proper business before an annual meeting of shareholders, should deliver a written notice to our Corporate Secretary at our principal executive offices at 701 Market Street, Suite 300, Philadelphia, Pennsylvania 19106, no later than the 60th day nor earlier than the 90th day prior to the first anniversary of the preceding year’s annual meeting of shareholders. In the event that the date of the annual meeting of shareholders is more than 30 days before or more than 60 days after the anniversary of the preceding year’s annual meeting of shareholders, notice by the shareholder must be so received not earlier than the 90th day prior to the annual meeting of shareholders and not later than the later of the 60th day prior to the annual meeting of shareholders or the 15th day following the day on which public announcement of the date of the meeting is first made by the Company. In the event that a special meeting of shareholders is called at which directors are to be elected pursuant to the notice of that meeting, a shareholder desiring to nominate a director for election to our board of directors at that meeting should deliver a notice to our Corporate Secretary at our principal executive offices at 701 Market Street, Suite 300, Philadelphia, Pennsylvania 19106, not later than the later of the 60th day prior to that meeting or the 15th day after the public announcement of the date of the meeting and of the nominees proposed by the board to be elected at such meeting nor earlier than the 90th day prior to that special meeting.

A shareholder’s notice shall set forth:

•

as to each person whom the shareholder proposes to nominate for election or re-election as a director: (i) all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest or is otherwise required pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), (ii) a description of any arrangements or understandings among the shareholder and each such person and any other person with respect to such nomination, and (iii) the consent of each such person to being named in the proxy statement as a nominee and to serving as a director of the Company if so elected;

•

as to any other business that the shareholder proposes to bring before an annual meeting of shareholders: (i) a brief description of the business desired to be brought before the meeting, (ii) the reasons for conducting such business at the meeting, and (iii) any material interest in such business of such shareholder and the beneficial owner, if any, on whose behalf the proposal is made; and

•

as to the shareholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made: (i) the name and address of such shareholder, as they appear on the Company’s books, and of such beneficial owner; (ii) the class and number of shares of the Company which are owned beneficially and of record by such shareholder and such beneficial owner; and (iii) a representation that such shareholder and beneficial owner intend to appear in person or by proxy at the meeting.

Candidates proposed by shareholders in accordance with the procedures set forth in the Company’s bylaws will be considered by the committee under criteria similar to the evaluation of other candidates set forth above in “Minimum Qualifications of Directors,” except that the committee may consider, as one of the factors in its evaluation of shareholder recommended nominees, the size and duration of the interest of the recommending shareholder or shareholder group in the equity of the Company. The committee may also consider the extent to which the recommending shareholder intends to continue holding its interest in the Company.

Code of Business Conduct and Ethics

Our code of business conduct and ethics applies to all of our employees, officers and directors, including those officers responsible for financial reporting. The code of business conduct and ethics is available on our website at http://investor.fivebelow.com, under the “Governance” section. Disclosure regarding any amendments to the code, or any waivers of its requirements for an executive officer or director, will be included in a current report on Form 8-K within four business days following the date of the amendment or waiver, unless posting such information on our website will then satisfy the rules of The NASDAQ Stock Market LLC.

Corporate Governance Guidelines

Our board of directors has adopted corporate governance guidelines that serve as a flexible framework within which our board of directors and its committees operate. These guidelines cover a number of areas including the size and composition of the board, board membership criteria and director qualifications, director responsibilities, board agenda, roles of the Chairman of the board and the Chief Executive Officer, meetings of independent directors, committee responsibilities and assignments, board member access to management and independent advisors, director communications with third parties, director compensation, director orientation and continuing education, evaluation of senior management and management succession planning. A copy of our corporate governance guidelines is available on our website at http://investor.fivebelow.com, under the “Governance” section.

Our Purpose and Environmental Social & Governance Initiatives

Five Below is a purpose driven organization strongly rooted in “The Five Below Way” and our five core values which guide every day.

Why We Exist - Our Purpose -	What We Believe - The Five Below Way -	How We Behave - Our Five Core Values -
Five Below knows life is way better when you’re free to Let Go and Have Fun in an amazing experience filled with unlimited possibilities priced so low we make it easy to say YES! to the newest, coolest stuff!

We are an Adopted Family. One who actively participates and leans in to support each other and our business.

In this family, we value every individual for their uniqueness and potential. We know Five Below is strongest when our teams reflect the diversity of the communities we serve and our crew members can bring their whole authentic self to work, do what they do best, feel that they truly belong and grow every single day.

We live our purpose through five core values. These values guide all of our decisions and actions.

•  Wow Our Customers

•  Unleash Your Passion

•  Hold the Penny Hostage

•  Achieve the Impossible

•  Work Hard, Have Fun and Build a Career

In connection with our strong foundational purpose and values, management, at the direction and subject to the oversight of our board of directors and its nominating and corporate governance committee, is engaged in an ongoing effort to continually evaluate and improve in the areas of environmental, social and governance (“ESG”) matters.

In the past year the Company has taken a variety of additional steps forward as it continues on its ESG journey:

(1)	Environmental:

a.	Engagement of an Environmental Advisor: The Company recently engaged a third-party advisor to assist in the further development of its environmental initiatives.

b.

Commitment to Chemical of Concern Review and Disclosure: In December 2021 and January 2022, the Company engaged in a constructive dialogue with a number of investors led by Trinity Health regarding the desirability of public disclosure by the Company as to the “processes to assess and manage risks and/or hazards associated with chemicals in products.” As a result of that dialogue , the Company agreed, consistent with its continuing and evolving ESG program, to the following commitments:

i.

By the end of the Company’s 2023 fiscal year, the Company will adopt the SASB standard (or an appropriate equivalent) for the purposes of assessing and managing the risks and/or hazards associated with chemicals of high concern in its private label products. This will result in shareholder disclosure in the first proxy statement and/or ESG report issued after the close of the 2023 fiscal year.

ii.

As part of and subsequent to this assessment, the Company will consider the relative benefits and drawbacks, with respect to the Company’s private label products, of developing a policy focused on chemicals of high concern, the process of identifying chemicals of high concern, and deployment of appropriate alternatives when available.

(2)	Social:

a.	Annual Employee Engagement Survey: The Company engages its employees in a variety of ways including: conducting an annual employee survey to directly engage with, and collect feedback,

from employees; maintaining an open-door policy for employees to report concerns, and providing an anonymous reporting hotline, available in multiple languages and managed by an independent company not affiliated with the Company, to allow employees to voice concerns freely.

The Company conducts an annual employee survey to measure employee engagement. The survey results help Company management understand the employee experience, evaluate performance, identify strengths, and pinpoint opportunities for improvement. Starting in fiscal 2020, the Company partnered with Gallup, Inc, a global analytics and advice firm, to monitor and improve the engagement of its workforce. The Company utilizes the survey results to identify strengths and weaknesses and create action plans to improve engagement and, ultimately, team performance.

In 2021 a high percentage of the Company’s employees participated in the survey, and the results demonstrated that overall engagement levels exceed Gallup’s averages in retail, in the United States and worldwide. The results also reflected that the Company is a mission-driven company with employees’ response on the Company’s strength of purpose far exceeding Gallup’s measurement for world class.

b.

Employee Turnover: Retention of talented employees is an important focus for the Company. Company management, therefore, monitors employee turnover, particularly at the store management level and employ various strategies to strive to improve our turnover rate.

(3)	Governance:

a.

Materiality Assessment: In fiscal 2022, the Company commenced its first ever materiality assessment survey to identify the ESG topics and performance indicators that are most relevant, and indicative of success based on our industry, footprint, and stakeholders’ preferences. The assessment includes surveying the Company’s top shareholders, Company directors, Company senior management, and Company employees, as well as reviewing key supplier policies and customer industry data.

b.

Shareholder Engagement: In order to gather investor feedback on executive compensation as well as broader ESG strategy, the Company engaged with its major shareholders both during the proxy solicitation process prior to the 2021 Annual Meeting of Shareholders, as well as in the Fall of 2021. In Fall 2021, Company management reached out to the Company’s top 25 shareholders representing approximately 64% of outstanding shares. Eleven shareholders representing approximately 38% of outstanding shares accepted the invitation for a discussion. Company management intends to continue this shareholder engagement on an annual basis.

c.

Additional Board Member: The board of directors is proud to have expanded upon its own membership and its diversity through the nomination of Mr. Kim for election at the Annual Meeting. Mr. Kim has been named the next Chief Executive Officer of Match Group, Inc., a leading provider of digital technologies designed to help people make meaningful connections, effective May 31, 2022. Mr. Kim currently serves as the President of Publishing for Zynga, Inc., a global leader in interactive entertainment with a mission to connect the world through games. He is a mobile gaming and interactive entertainment veteran with more than 20 years of experience. As Zynga’s President of Publishing, Mr. Kim oversees how the company brings its games and services to players and is responsible for Zynga’s global marketing, user acquisition, ad monetization, revenue, communications, consumer insights, data science, product management, business development, partnerships, hyper-casual studios and player network. He manages teams in seven countries and across four states in the U.S. In 2020, Bernard Kim was named a Mobile Legend at the Mobile Game Awards in London. Prior to joining Zynga, Mr. Kim spent nearly ten years at Electronic Arts Inc., as the company’s Senior Vice President of Mobile Publishing overseeing EA’s mobile distribution, strategy, product management, analytics, network engagement, marketing, revenue demand planning, business development, third-party publishing, and mergers & acquisitions. Before joining EA, Mr. Kim served as Director of Sales and Channel Strategy at The Walt Disney Company, where he led sales and retail for Disney Mobile. He holds

Bachelor of Arts degrees in both Economics and Communications from Boston College. Mr. Kim’s senior leadership experience with large-scale, growing technology companies led to the conclusion that he should serve as a director of Five Below.

d.

Board Diversity: Our board of directors is diverse in its expertise and experience, with members who have unique perspectives, backgrounds and experiences. Assuming the election of Mr. Kim, the board has increased its ethnic diversity with three of its members representing ethnic minorities and three of its members identifying as female. The board of directors and its nominating and corporate governance committee will continue to consider diversity in all forms as it evaluates board composition in the future.

e.

Board Oversight of ESG: The nominating and corporate governance committee is responsible for reviewing press releases, disclosures and other announcements to be made by the Company regarding the Company’s strategies, policies, programs and practices relating to sustainability and corporate responsibility.

The Company’s progress on ESG initiatives to date is summarized on our website at http://investor.fivebelow.com, under the “Governance” section.

AUDIT COMMITTEE REPORT

The audit committee of the board of directors assists the board of directors in performing its oversight responsibilities for our financial reporting process and audit process as more fully described in the audit committee’s charter. Management has the primary responsibility for the financial statements and the reporting process. Our independent registered public accounting firm is responsible for performing an independent audit of our financial statements and internal control over financial reporting in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States) and to issue reports thereon.

In the performance of its oversight function, the audit committee reviewed and discussed our audited financial statements and reporting process for the fiscal year ended January 29, 2022, including internal controls over financial reporting, with management and with our independent registered public accounting firm. In addition, the audit committee discussed with our independent registered public accounting firm the matters required to be discussed by the Public Company Accounting Oversight Board Auditing Standard No. 1301, Communications with Audit Committees. The audit committee has also received and reviewed the written disclosures and the letter from our independent registered public accounting firm required by the applicable requirements of the Public Company Accounting Oversight Board regarding the accounting firm’s communications with the audit committee concerning independence and has discussed with our independent registered public accounting firm that firm’s independence and considered whether any non-audit services provided by the independent registered public accounting firm are compatible with maintaining its independence.

Based on the review and discussions with management and our independent registered public accounting firm described above, the audit committee recommended to the board of directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended January 29, 2022 filed with the SEC.

Audit Committee

Michael F. Devine, III, Chair

Dinesh S. Lathi

Richard L. Markee

Ronald L. Sargent

The foregoing report of the audit committee does not constitute soliciting material and shall not be deemed filed, incorporated by reference into or a part of any other filing by the Company (including any future filings) under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent the Company specifically incorporates such report by reference therein.

COMPENSATION COMMITTEE REPORT

We have reviewed and discussed the Compensation Discussion and Analysis with management. Based on our review and discussion with management, the compensation committee recommended to our board of directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

Compensation Committee

Thomas M. Ryan, Chair

Kathleen S. Barclay

Catherine E. Buggeln

Dinesh S. Lathi

Richard L. Markee

The foregoing report of the compensation committee does not constitute soliciting material and shall not be deemed filed, incorporated by reference into or a part of any other filing by the Company (including any future filings) under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent the Company specifically incorporates such report by reference therein.

EXECUTIVE OFFICERS

Kenneth R. Bull. Mr. Bull, 59, has served as our Chief Financial Officer and Treasurer since 2012. He joined the Company as Senior Vice President, Finance in 2005 and has also served as our Secretary. Previously, Mr. Bull was the Finance Director and Treasurer for Urban Outfitters, Inc., a specialty lifestyle merchandising retailer, from 1999 to 2003, and the Vice President, Finance and Controller for Asian American Partners d/b/a Eagle’s Eye, a wholesaler and retailer of women’s and children’s better apparel from 1991 to 1999.

Eric M. Specter. Mr. Specter, 64, joined the Company as Chief Administrative Officer in July 2014. Prior to joining the Company, Mr. Specter served as Executive Vice President and Chief Integration Officer of Ascena Retail Group, Inc. (“Ascena”), a specialty clothing, shoes and accessories retailer, from 2012 to 2014. Previously, Mr. Specter served as Executive Vice President and Chief Financial Officer of Charming Shoppes, Inc., a specialty apparel retailer, from 1997 until it was acquired by Ascena in 2012.

Michael F. Romanko. Mr. Romanko, 56, has served as our Chief Merchandising Officer since March 2019, having joined the Company as Executive Vice President of Merchandising in January 2015. Prior to joining the Company, Mr. Romanko served as Chief Design Officer of Patriarch Partners, LLC, a private equity firm, from 2013 to 2015. Previously, Mr. Romanko was a Partner at Qbbs Global LLC, a retail strategy consulting firm, from 2009 to 2013.

Judith L. Werthauser. Ms. Werthauser, 56, joined the Company in February 2019 as our Chief Experience Officer. Prior to joining the Company, Ms. Werthauser served as Executive Vice President and Chief People Officer of Domino’s Pizza, Inc., a global pizza company, from 2016 to 2019. Previously, Ms. Werthauser was Senior Vice President of Human Resources at Target Corp., a general merchandise retailer, from 2012 to 2016, and occupied senior human resources management positions at Target Corp. from 2008 to 2012. She currently serves on the Board of Directors of BJ’s Wholesale Club.

George S. Hill. Mr. Hill, 56, has served as our Chief Retail Officer since April 2022, having joined the Company as Executive Vice President of Operations in May 2017. Prior to joining the Company, Mr. Hill served as Senior Vice President, Retail Operations for Dick’s Sporting Goods, a sporting goods retailer, from 2014 to 2017. Previously, Mr. Hill was a Senior Vice President at Office Depot, an office supply retailer, from 2004 to 2014.

A biography for Mr. Anderson is included under the heading “Board of Directors.”

Our executive officers are appointed by our board of directors and serve until their successors have been duly appointed and qualified or their earlier resignation or removal.

COMPENSATION DISCUSSION AND ANALYSIS

Introduction

We are committed to providing a compensation program for our executive officers that is aligned with the strategic direction of our business, motivates our executive officers to achieve our Company goals, and rewards them for creating value for our shareholders. This Compensation Discussion and Analysis (“CD&A”) provides an overview of our executive compensation program and how the compensation provided to our principal executive officer, our principal financial officer, and our three other most highly compensated executive officers (collectively referred to as the Named Executive Officers or “NEOs”) was determined in fiscal 2021.

The Named Executive Officers for fiscal 2021, as well as the positions held by each during the year, are:

Name	Position
Joel D. Anderson	President and Chief Executive Officer
Kenneth R. Bull	Chief Financial Officer and Treasurer
Eric M. Specter	Chief Administrative Officer
Michael F. Romanko	Chief Merchandising Officer
Judy Werthauser	Chief Experience Officer

This CD&A focuses on the Company’s fiscal 2021 compensation programs, actions and outcomes relative to the Company’s fiscal 2021 performance. Those outcomes considered the short-term financial and operating achievements against plan objectives, and stock price performance on an absolute and relative basis through the end of fiscal 2021. As described further here, the Company’s executive compensation programs strongly align realized compensation outcomes with the Company’s absolute and relative stock price performance.

Executive Summary

Fiscal 2021 Performance Highlights

We continued to achieve exceptional performance in fiscal 2021 as a result of the continued strength of our business model with broad-based strength across our merchandise “worlds” as our trend-right value offering and fun in-store experience drove both new and existing customers to our Company.

Our exceptional fiscal 2021 performance versus fiscal 2020 performance is highlighted in the below table:

Metric	Fiscal 2021	Fiscal 2020	Increase (FY21 vs. FY20)
Net Sales	$2.8 billion	$2 billion	~$	800 million
Operating Income	$379.9 million	$154.8 million		$225.1 million
Net Income	$278.8 million	$123.4 million		$155.4 million
Earnings Per Share	$4.95	$2.20		$2.75
Total Stores	1,190	1,020		170

Fiscal 2021 Compensation Highlights

Our compensation program for the NEOs is driven by the need to recruit, develop, motivate, and retain top talent both in the short- and long-term and also align the interests of NEOs and shareholders. Key actions taken in fiscal 2021 include:

•

Base Salaries: Except for our Chief Executive Officer, all NEOs received 3% base salary increases in early fiscal 2021 in consideration of market compensation levels and their ongoing contributions to our success.

•	Annual Incentive Bonuses:

Target Bonus Opportunities. Fiscal 2021 target bonus opportunities (reflected as a percentage of base salary) were increased from fiscal 2020 levels for Messrs. Bull and Romanko (from 75% to 85% of base salary).

Fiscal 2021 Annual Incentive Bonus Payout. The Company achieved beyond the maximum level of performance under the fiscal 2021 annual incentive bonus program for all metrics (which were established in advance by the committee in early fiscal 2021). This resulted in a payout at 220% of each NEO’s target bonus opportunity.

•	Long-term Equity Incentive Grants:

•

In March 2021 the compensation committee granted equity awards to each NEO consisting of time-vesting restricted stock units (“RSUs”) with a 25% weighting and performance-based restricted stock units (“PRSUs”) with a 75% weighting.

•	The RSUs vest 50% on the second anniversary of the grant date and 25% on each of the third and fourth anniversaries of the grant date, generally contingent on continued employment with the Company.

•

The PRSUs vest after a three-year performance period with 50% based on the achievement of cumulative operating income goals and 50% based on relative total shareholder return, generally contingent on continued employment with the Company.

•

Deferred Compensation Program: In June 2021, our compensation committee approved a nonqualified deferred compensation plan for our Named Executive Officers. Participants in the deferred compensation plan may elect to defer up to eighty-percent (80%) of their annual base salary and annual bonus into the plan. In addition, 100% of amounts refunded from the Five Below 401(k) Retirement Savings Plan as a result of certain tax limits will be automatically deferred into the deferred compensation plan.

Key Governance Practices

We follow a number of key governance practices that support our compensation philosophy and align with long-term Company success while helping to mitigate compensation risks. The chart below reflects our general governance practices, and does not account for the extraordinary measures we took in 2020 as a result of the effect of COVID-19, which were described in our proxy statement for our 2021 Annual Meeting of Shareholders.

What We Do

✓    We provide a significant portion of pay opportunities in variable or “at-risk” compensation linked to drivers of shareholder value creation

✓    The compensation committee reviews our executive compensation program, including compensation philosophy and objectives, on an ongoing basis

✓    The compensation committee annually reviews and approves targets for our incentive compensation plans

✓    Incentive plan payouts have threshold, target, and maximum levels to mitigate the potential for windfall gains or excessive risk-taking

✓    75% of the annual long-term equity incentive grant to each Named Executive Officer has performance-based vesting criteria

✓    The compensation committee regularly reviews risks related to our executive compensation programs and arrangements

✓    We provide severance benefits to our Named Executive Officers only on specific termination events

✓    The compensation committee has retained an independent advisor for support with executive and director compensation

✓    We have a clawback policy in place, and restrictions on hedging and pledging

✓    We have stock ownership guidelines in place for our executives and non-employee directors

What We Don’t Do
× No compensation is guaranteed under our performance-based incentive programs	× We will not reprice stock options without shareholder approval
× We do not provide tax gross-ups related to the impact of excise tax under Section 280G of the Internal Revenue Code	× We do not provide a defined benefit pension plan for our employees

Elements of Our Executive Compensation and Benefits Programs

In fiscal 2021, our compensation consisted of the elements described below.

Element of Pay	Purpose	Alignment with Principles & Objectives
Base Salary	Recognize and reward for the scope of a Named Executive Officer’s role and their individual performance

•     Provides a minimum, fixed level of cash compensation to reflect the level of accountability of talented executives who can continue to improve the Company’s overall performance

•     Value provided is aligned with executives’ experience, industry knowledge, duties and scope of responsibility as well as the competitive market for talent

Annual Incentive Bonus	Reward for success in achieving annual objectives	• Value paid out is variable dependent on the Company’s performance through the fiscal year • Motivates executives to achieve specific annual performance goals and objectives

PRSUs	Reward for the achievement of long-term performance and shareholder value creation

•     Value realized is variable based on Company performance, typically over a multi-year period

•     Motivates executives to achieve specific long-term objectives driving our ongoing growth

•     Aligns the executives’ interests with long-term shareholder interests to ensure a strong continued focus on increasing overall shareholder value

RSUs	Retain key executives and reward for shareholder value creation

•     Value is typically delivered over a four year period

•     Aligns the executives’ interests with long-term shareholder interests to ensure a strong continued focus on increasing overall shareholder value

Retirement (401(k) Plan), Deferred Compensation Plan, Employee Stock Purchase Plan, health and welfare benefits, and limited perquisites	Enhances total compensation to provide a package that is competitive with market practices	• Provides competitive benefits that support the health, wellness and long-term financial security of our full-time employees

Pay Mix

The portion of executive compensation devoted to each of the elements of pay we provide is driven by our compensation philosophy as well as each NEO’s role and strategic value to the organization.

We put a significant portion of each executive’s compensation “at risk,” with particular focus on long-term equity incentives that align the interests of our executives with those of shareholders. The below table summarizes the percentage of pay for each element of compensation for each of our CEO and the other NEOs (on average). As shown below, approximately 86% of the Chief Executive Officer’s target annual compensation is “at risk,” with over half of that amount in long-term performance-based awards.

Purpose and Philosophy

We strive to provide compensation opportunities to our Named Executive Officers according to the following principles:

•	our executive compensation programs are aligned with and support the strategic direction of our business;

•	we design compensation levels to reflect the level of accountability and future potential of each executive and the achievement of outstanding individual results and Company performance;

•	our compensation programs are designed to link pay with overall Company performance and reward executives for behaviors which drive shareholder value creation;

•

as a Named Executive Officer’s level of responsibility increases, the proportion of compensation “at risk” may increase; however, such compensation programs should not encourage excessive or unnecessary risks; and

•	the design and administration of our compensation programs are intended to reflect market practices to be financially efficient, affordable and legally compliant.

We regularly review the competitiveness of compensation provided to our Named Executive Officers, and generally set target compensation at levels that are competitive with other retail peers.

Compensation decisions are made by the compensation committee after careful consideration of market competitive levels as well as our annual performance and the impact of each executive’s performance on our business results. As our compensation program is designed with a significant amount of pay “at risk,” we would expect to provide below-market compensation if our performance is below our objectives, and provide above-market compensation if we significantly exceed our objectives.

Peer Group

The peer group for market compensation analysis we used in fiscal 2021 was developed by the compensation committee with the support of Meridian, its independent advisor, based on a review conducted in fiscal 2019 to ensure the ongoing appropriateness of peers.

The group used for fiscal 2021 purposes was comprised of the following similarly-situated companies within the retail industry:

Aaron’s Burlington Stores Carter’s Columbia Sportswear Deckers Outdoor DSW Floor & Décor Lululemon Athletica	Ollie’s Bargain Outlet Party City RH Sleep Number The Children’s Place Urban Outfitters Williams-Sonoma

Role of the Compensation Committee

Mses. Barclay and Buggeln and Messrs. Lathi, Markee and Ryan (Chair) are members of the compensation committee, all of whom are independent as defined under the corporate governance rules of The NASDAQ Stock Market LLC and satisfied the independence standards for the compensation committee established by the applicable rules and regulations of the SEC and The NASDAQ Stock Market LLC.

Our board of directors has delegated administration of our executive compensation program to the compensation committee, which operates under a written charter laying out its roles and responsibilities regarding executive compensation. Our compensation committee reviews the performance of our Chief Executive Officer and makes determinations and decisions on his compensation, including the components, mix and targeted value. The compensation committee has responsibility for administering and approving annually all elements of compensation for the Company’s Named Executive Officers.

Role of Executives in Establishing Compensation

Our Chief Executive Officer provides recommendations regarding the design of our compensation programs to the compensation committee for all Named Executive Officers, excluding himself. As part of the compensation evaluation process, the Chief Executive Officer presents to the compensation committee an individual assessment of each Named Executive Officer’s performance, excluding himself, over the prior year, as well as the recommended compensation action for each such Named Executive Officer. The compensation committee considers the input of the Chief Executive Officer, but the final determination as to the performance of and the compensation or compensation opportunities offered to the Named Executive Officers is determined in the compensation committee’s sole discretion. As stated above, the compensation committee does not receive input from the Chief Executive Officer with respect to his own compensation and performance; accordingly, the compensation committee makes its own independent assessment of the Chief Executive Officer.

Compensation Consultant

In fiscal 2021, the compensation committee engaged Meridian as its independent compensation consultant to conduct market reviews and to provide assistance, guidance, and consideration with respect to, among other things:

•	Our compensation philosophy and peer group;

•	Targeted compensation amounts for Named Executive Officers;

•	Ongoing annual and long-term incentive compensation strategy and design;

•	Board of directors’ compensation levels and structure; and

•	Overall market trends, regulatory developments, and other executive and governance related pay matters

The compensation committee, in conjunction with its compensation advisor, regularly reviews various elements of our compensation program for both employees and directors. In fiscal 2021, Meridian supported the compensation committee with the mandates listed above and also provided other support, including an update on executive compensation governance and regulatory trends.

The compensation committee has examined the independence of Meridian under factors contained in the NASDAQ listing standards and determined that Meridian is independent and concluded that their work for us does not raise any conflict of interest. Because of policies and procedures that Meridian and the compensation committee have in place, the compensation committee is confident that the advice it receives from executive compensation consultants at Meridian is objective and not influenced by Meridian’s or its affiliates’ relationships with the Company or its officers.

Shareholder Advisory Vote on Executive Compensation

At the 2021 Annual Meeting of Shareholders, the Company received approximately 68% support for Say on Pay. Although nine of our ten top shareholders voted in favor of Say on Pay, the board and compensation committee viewed this level of support as an indication that expanded engagement was needed to have a clear understanding of shareholder concerns and potential areas for change.

Fiscal 2021 Shareholder Engagement on Executive Compensation

In the fall of 2021, at the board and compensation committee’s direction, Company management actively requested engagement with its top 25 shareholders representing approximately 64% of its outstanding shares. Shareholders representing approximately 38% of shares accepted invitations to engage. The shareholders who engaged expressed support for management, as well as an understanding of the committee’s rationale for the 2020 executive compensation program and the adjustments made due to the impact of COVID-19. Certain of these shareholders provided the following feedback:

What we heard	How we responded
For shareholders that voted against Say on Pay, their primary concern was the use of time-based shares for a portion of the covid-adjusted awards.	The compensation committee will commit to exploring alternatives to the use of time-based awards when making discretionary adjustments, where possible. The compensation committee understands that discretionary adjustments should only be made in extraordinary circumstances.

With respect to any future or anticipated adjustments to long-term incentive awards, shareholders requested that the following practices be taken into consideration:

•  As noted above, avoid or minimize issuance of time-vest awards as replacement or supplemental awards;

•  Avoid unusual or accelerated vesting of any replacement or supplemental awards (particularly time-vested awards); and

•  For awards which are entirely or largely market performance based (such as total shareholder return based awards) consider a cap on payout if absolute TSR is negative.

Beginning in FY 2021, the compensation committee has resumed the Company’s regular incentive programs for executive officers. If circumstances arise where the compensation committee believes it would be in the best interests of shareholders to deviate from those programs, the compensation committee will take this shareholder feedback into consideration in its decision-making process.

Company management and the Chair of the board’s compensation committee also engaged with each of ISS and Glass Lewis and received similar feedback as that provided by certain of the Company’s shareholders.

The board and the compensation committee are greatly appreciative of the support and feedback from the Company’s shareholders. With respect to any future supplemental or other one-time awards, the board and the committee are committed to considering the foregoing feedback prior to taking any action with respect to previously established executive compensation programs.

Our next Say-on-Pay vote, which we conduct on an annual basis, will be conducted at this Annual Meeting.

Base Salary

The compensation committee believes that competitive salaries must be paid in order to attract and retain high-quality executives. We annually review our executives’ base salaries and make adjustments when appropriate based on individual and Company performance as well as market competitiveness.

In early fiscal 2021, following a review of the market competitiveness of compensation provided to our Named Executive Officers and in consideration of their respective considerable contributions to our ongoing growth and the achievement of our strategic objectives, the compensation committee approved salary increases for our Named Executive Officers other than our Chief Executive Officer.

Base salary rates for each of our Named Executive Officers for fiscal years 2020 and 2021 were:

Named Executive Officer	2020 Base Salary (Rate) (1)	2021 Base Salary (Rate)
Joel D. Anderson	$1,000,000	$1,000,000
Kenneth R. Bull	$625,000	$643,750
Eric M. Specter	$560,000	$576,800
Michael F. Romanko	$625,000	$643,750
Judy Werthauser	$560,000	$576,800

(1)

The amounts shown in the “2020 Base Salary (Rate)” column show an annualized base salary payable to each NEO. However, the actual base salary paid to each NEO in 2020 was less than the 2020 Base Salary rate due to temporary, voluntary pay reductions implemented at the onset of the COVID-19 pandemic.

See “Executive Compensation—Summary Compensation Table” for more information about the actual amounts earned by each Named Executive Officer in each fiscal year.

Annual Incentive Bonus

Named Executive Officers earn cash incentive awards under the Five Below, Inc. 2020 Performance Bonus Plan (“Incentive Bonus Plan”) for achieving and exceeding our annual financial goals. The Incentive Bonus Plan is administered by the compensation committee. Payouts under the plan are calculated based on our performance relative to targets that are approved by the compensation committee each year.

In March 2021, the compensation committee approved the Incentive Bonus Plan design and performance targets for the Named Executive Officers for fiscal 2021. The committee adopted a weighted scorecard approach in 2021 to provide a balanced and motivating annual incentive plan that is also aligned with market best practices.

•

Each Named Executive Officer has a targeted bonus opportunity defined as a percent of base salary. For fiscal 2021, the target bonus opportunity as a percentage of base salary: for Mr. Anderson was 125%, for Messrs. Bull and Romanko was 85%, and for Mr. Specter and Ms. Werthauser was 75%.

•

The payout opportunity is based on pre-incentive adjusted operating income (defined below) and total Company sales for all Named Executive Officers. “Adjusted operating income” means the Company’s operating income (determined prior to giving any effect to any bonuses potentially payable under the Incentive Bonus Plan) as reflected in the Company’s audited financial statements, adjusted to exclude the impact of: (a) all expense (net of reimbursement) incurred as part of a public offering of the Company’s securities, whether by the Company or by selling shareholders or both; (b) expenses incurred related to acquisition transaction costs; (c) income/expense incurred due to a change in accounting principles; (d) external expenses incurred during the start-up period for any new business venture; and (e) any other adjustments that may be approved by the compensation committee.

•	Payouts for each metric can range from 0% to 200% of target, with payouts interpolated on a linear basis for actual performance that falls between threshold, target and maximum performance goals.

•

Each NEO’s bonus opportunity was further subject to an adjustment upward up to an additional 20% of target based on the Company’s achievement of Company strategic goals in fiscal 2021 with respect to expense reduction and ecommerce initiatives.

•	No payouts are earned under the Incentive Bonus Plan if pre-incentive operating income does not meet the threshold level.

In early fiscal 2021, the compensation committee set target goals that were challenging and considered the Company’s growth expectations and strategy. Additionally, the level of performance required to achieve maximum payout under the Incentive Bonus Plan was determined by the compensation committee to be reflective of truly outstanding performance. The table below summarizes performance levels for pre-incentive operating income and net sales under the Incentive Bonus Plan for fiscal 2021:

Metric	Threshold (50% payout)	Target (100% payout)	Maximum (200% payout)	Actual Achievement	Actual Achievement (% of target)
Pre-Incentive Operating Income	$301.3 million	$334.8 million	$368.2 million	$412.1 million	200%
Net Sales	$2,549.0 million	$2,629.7 million	$2,713.4 million	$2,848.4 million	200%

In addition, the compensation committee set goals related to progress on strategic initiatives. If achieved, this feature would allow NEOs to earn an upward adjustment up to an additional 20% of target. The 20% additional bonus opportunity was split into two parts, with 10% tied to expense reduction, and 10% tied to ecommerce initiatives including deployment of a new order management system and enabling a ship-from-store pilot. The committee ultimately determined that the full 20% additional bonus was earned based on achievements in these two areas.

The target bonus opportunities, weighting of performance metrics, and bonus achievement for each of our Named Executive Officers for fiscal 2021 were as follows:

	Fiscal 2021 Bonus Metric Weightings (% of target)
Named Executive Officer	Fiscal 2021 Target Bonus (% of base salary)	Pre-Incentive Operating Income	Net Sales	Additional Strategic Initiatives (% of target)	Fiscal 2021 Bonus Achievement (% of Target)
Joel D. Anderson	125%	60%	40%	20%	220%
Kenneth R. Bull	85%	60%	40%	20%	220%
Eric M. Specter	75%	60%	40%	20%	220%
Michael F. Romanko	85%	60%	40%	20%	220%
Judy Werthauser	75%	60%	40%	20%	220%

Long-term Equity Incentive Compensation

Equity awards under the Five Below, Inc. Amended and Restated Equity Incentive Plan (the “2016 Plan”) are a vital piece of our total compensation package. They are intended to compensate Named Executive Officers for sustained long-term performance, align the interests of our Named Executive Officers and shareholders and encourage retention through multi-year vesting schedules. Long-term equity incentive awards may take a variety of forms, including the PRSU and RSU grants made in fiscal 2021. Levels, mix, and frequency of awards are determined by the compensation committee, and are designed to reflect each recipient’s level of responsibility and performance.

Overview of Fiscal 2021 Long-term Equity Incentive Awards

Our long-term equity incentive program for fiscal 2021 was designed to deliver 25% of long-term equity incentive value in RSUs and 75% in PRSUs for our Named Executive Officers. This apportionment was determined as we believe this balance of equity grants will motivate and reward for long-term, sustainable performance that is aligned with shareholder interests. The value of our annual equity grants is targeted to be at competitive levels, though actual value realized varies based on our long-term performance.

For fiscal 2021, the stated values of the annual equity grants approved by our compensation committee were: $5,000,000 for Mr. Anderson, $900,000 for each of Mr. Romanko and Mr. Bull, and $600,000 for each of Ms. Werthauser and Mr. Specter. These stated values were converted into a number of RSUs and PRSUs by dividing the applicable dollar amount by the closing price of our common stock on the date of grant. Note, however, that the value of these equity grants reported in the Summary Compensation Table and the Grant of Plan-Based Awards Table below is required by SEC rules to be reported based on the grant date fair value of each award, as measured for accounting purposes. For technical reasons, the accounting value for the PRSUs differ from the values noted in this paragraph.

Restricted Stock Units

The retentive element of RSUs that vest solely based on continued service provides a complement to the PRSUs, which, in addition to containing a service-based vesting component, vest based on the achievement of specified performance criteria. Each RSU represents the right to receive one share of our stock, contingent on continued service to the Company. See “Grant of Plan-Based Awards Table” for more information on the awards granted in fiscal year 2021.

RSUs generally vest over a four-year period, with 50% vesting on the second anniversary of grant and 25% vesting on each of the third and fourth anniversaries. In addition, RSUs granted in fiscal 2020 or after generally become fully vested upon a Named Executive Officer’s termination due to his or her death or disability.

2021 Performance-based Restricted Stock Units

The PRSUs granted in March of 2021 (the “2021 PRSUs”) were designed to reward performance over three performance periods. Key design details include:

•

PRSUs represent the right to receive shares of our common stock based on the attainment of applicable performance criteria and, generally, are further subject to continued service through the performance period.

•

Performance for 50% of the award is evaluated based on the Company’s three-year cumulative operating income, subject to adjustments, if any, as determined by the compensation committee (the “AOI Units”).

•

Performance for the remaining 50% of the award is evaluated based on the Company’s relative total shareholder return performance against the Company’s compensation per group (split equally between three performance periods, each commencing on January 31, 2021 and ending on the last day of fiscal 2021, fiscal 2022, and fiscal 2023, respectively), subject to adjustments, if any, as determined by the compensation committee (the “TSR Units”).

•	Vesting of PRSUs generally subject to continued service through the end of fiscal 2023, with accelerated vesting in certain cases, as noted below.

•

The compensation committee chose these metrics because it believes that there is a strong relationship between growth in operating income, growth in total shareholder return and growth in shareholder value.

•

Between 0%-200% of the PRSUs can be earned at the end of the three-year performance period—if at least threshold performance is not achieved, no PRSUs will vest and the grants will expire with no actual compensation being delivered to the executives.

The 2021 PRSUs also included the following accelerated vesting terms. Upon a Named Executive Officer’s termination of employment due to death or disability, AOI Units will vest at the target level, any previously earned TSR units for closed performance periods will vest, and TSR Units for uncompleted TSR periods will vest at the target level. Upon a change in control, AOI Units will vest at the target level, any previously earned TSR units for closed performance periods will vest, and TSR Units for uncompleted TSR periods will vest at the greater of the target level or the actual performance level through the change in control, as determined in the compensation committee’s discretion.

We believe that achievement of the target level of performance approved by the compensation committee for the PRSUs for each metric granted in fiscal 2021 is challenging, but achievable with significant effort and skill, and that the maximum level of performance would be indicative of truly outstanding performance.

The AOI Units are eligible to be earned based the Company’s three-year cumulative operating income over the performance period, as follows, with interpolation for performance between any two levels:

Payout % of Target
Maximum	200%
Above Target	150%
Target	100%
Threshold	50%

One third of the TSR Units awarded under the 2021 PRSUs are eligible to be earned based on relative TSR performance during each performance period as follows, with interpolation for performance between any two levels:

	TSR Performance Percentile		% of Target TSR Units Earned
Maximum	90	th	200%
Outperformance	75	th	150%
Target	55	th	100%
Underperformance	35	th	50%
Threshold	25	th	25%

The compensation committee determined that, for Period #1 of the relative TSR portion of the 2021 PRSUs, the Company was in the 29.94th percentile of performance of TSR relative to its peers. This performance results in the Period #1 value of the relative TSR portion of the 2021 PRSUs for each NEO being earned at 37.35% of target, although generally no shares will be delivered to an NEO unless the NEO remains employed by the Company through February 23, 2024.

2020 Performance-based Restricted Stock Units

As discussed in detail in our proxy statement for the 2021 Annual Meeting of Shareholders, the compensation committee awarded PRSUs to the NEOs in September 2020 (the “2020 PRSUs”). The 2020 PRSUs have three performance periods, each commencing on September 15, 2020 and ending on the last day of the Company’s 2020, 2021 and 2022 fiscal years, respectively. The 2020 PRSUs may be earned based on a relative TSR metric, which compares the Company’s performance to a group of peer companies during each performance period.

The 2020 PRSUs are eligible to be earned for each performance period based on relative TSR performance as follows, with interpolation for performance between any two levels, as follows:

	TSR Performance Percentile		% of Target PRSUs Earned
Maximum	90	th	200%
Outperformance	80	th	150%
Target	60	th	100%
Underperformance	40	th	50%
Threshold	25	th	25%

Generally, no shares will be delivered to an NEO in respect of earned PRSUs unless the NEO remains employed by the Company through January 28, 2023.

The compensation committee has determined the following performance outcomes for Period #1 and Period #2 of the 2020 PRSU:

Period of 2020 PRSUs	Determination by Committee	Percentile TSR Performance		% of Target PRSUs Earned
Period #1	March 2021	79.70	th	148.21%
Period #2	March 2022	54.10	th	85.24%

Period #3 is still open. Promptly following the end of our 2022 fiscal year, the performance outcome for Period #3 will be determined and shares will be issued in respect of PRSUs earned during each period.

Retirement, Health and Welfare Benefits and Other Perquisites

Our Named Executive Officers are entitled to participate in all of our employee benefit plans, including medical, dental, vision, group life and disability insurance, the Five Below, Inc. Employee Stock Purchase Plan, the Five Below 401(k) Retirement Savings Plan, and our vacation and paid holiday plans. Generally, our Named Executive Officers participate in these plans and programs on the same or similar basis as are generally offered to our other salaried employees. We provide limited perquisites to Named Executive Officers.

Deferred Compensation Plan

Our Named Executive Officers are eligible to participate in the Five Below, Inc. Nonqualified Deferred Compensation Plan (the “Deferred Compensation Plan”), which was adopted effective July 1, 2021. Participants in the Deferred Compensation Plan may elect to defer up to eighty-percent (80%) of their annual base salary and annual bonus into the plan. In addition, 100% of amounts refunded from the Five Below 401(k) Retirement Savings Plan as a result of certain tax limits will be automatically deferred into the Deferred Compensation Plan. Each participant’s deferred compensation account under the plan will be deemed invested in investment vehicles selected by the participant. These investment vehicles are generally the same mutual funds offered under our 401(k) plan. Plan distributions will be made in a lump sum or annual installments in accordance with the participant’s elections.

Severance Arrangements

The Company maintains the Five Below, Inc. Executive Severance Plan (the “Severance Plan”). Under the Severance Plan, Mr. Romanko and Ms. Werthauser, as well as other senior executives of the Company, are eligible to receive 12 months of salary and reimbursements of COBRA expenses upon a termination of employment by the Company without “cause” or a resignation by such executive for “good reason,” as discussed more fully below in the section entitled “Executive Compensation—Potential Payments Upon Termination or Change of Control.” Messrs. Anderson and Specter are not eligible to receive benefits under the Severance Plan, but have severance entitlements built into their employment agreements. Mr. Bull has severance entitlements under both his employment agreement and the Severance Plan.

The benefits potentially payable to each executive upon a termination pursuant to the Severance Plan and/or individual employment agreements are more fully described below in the section entitled “Executive Compensation—Potential Payments Upon Termination or Change of Control.”

As a general matter, the compensation committee believes that severance arrangements, when properly tailored, are appropriate and necessary to retain the Named Executive Officers and to recruit other potential executive candidates.

The compensation committee also believes that reasonable severance benefits should generally be:

•	established with reference to an executive’s position and current cash compensation opportunities, not with reference to his or her tenure;

•	conditioned upon execution of a release of claims against the Company and its affiliates; and

•	accompanied by the executive’s commitment not to compete with the Company for a reasonable period following any cessation of his or her employment.

No Named Executive Officer of the Company has a right to receive a tax gross-up related to the impact of the excise tax under Section 280G of the Internal Revenue Code.

Restrictions on Hedging and Pledging

The Company considers it inappropriate for Named Executive Officers, and others employed by or associated with the Company, to engage in certain transactions related to the Company’s securities which could result in their interests no longer being aligned with the same interests and objectives as other shareholders of the Company. Therefore, the Company imposes certain restrictions on these individuals related to the hedging and pledging of Company securities, which are described more fully in the Compensation Risk Analysis section above.

Post-Fiscal 2021 Compensation Decisions

2021 Peer Group

In 2021, the compensation committee, with the support of Meridian, its independent advisor, conducted a review of our peer group for market compensation analysis to ensure the ongoing appropriateness of peers.

In order to best align our peer group to our revenues and growth projections, Aaron’s Company, the Children’s Place, and Party City were removed from our peer group, and Ulta Beauty, American Eagle Outfitters, and Under Armour were added to our peer group.

The new peer group is:

Company	GICs Industry (8 Digit)	Revenue LTM (SM)	60 Day Avg Market Cap ($M) as of 12/31/2021
Burlington Stores, Inc.	Apparel Retail	$8,987	$18,877
Ulta Beauty, Inc.	Specialty Stores	$8,100	$21,411
Williams-Sonoma, Inc.	Homefurnishing Retail	$8,038	$13,956
Lululemon Athletica Inc.	Apparel, Accessories and Luxury Goods	$5,857	$56,254
Under Armour, Inc.	Apparel, Accessories and Luxury Goods	$5,683	$10,353
American Eagle Outfitters, Inc.	Apparel Retail	$4,795	$4,360
Urban Outfitters, Inc.	Apparel Retail	$4,305	$3,168
RH	Homefurnishing Retail	$3,669	$12,581
Carter’s, Inc.	Apparel, Accessories and Luxury Goods	$3,414	$4,388
Floor & Decor Holdings, Inc.	Home Improvement Retail	$3,243	$13,758
Columbia Sportswear Company	Apparel, Accessories and Luxury Goods	$3,126	$6,549
Designer Brands Inc.	Apparel Retail	$2,983	$1,079
Deckers Outdoor Corporation	Footwear	$2,976	$10,898
Sleep Number Corporation	Homefurnishing Retail	$2,261	$1,817
Ollie’s Bargain Outlet Holdings, Inc.	General Merchandise Stores	$1,768	$3,795

Five Below, Inc.	Specialty Stores	$2,711	$11,316
Percentrank		12%	59%

Named Executive Officer Base Salaries

After the end of fiscal 2021, upon considering our fiscal 2021 performance, the findings from compensation benchmarking conducted for our Named Executive Officers, and the individual performance of each Named Executive Officer, the compensation committee approved the following changes to the base salary rates of our Named Executive Officers for fiscal 2022 to ensure ongoing alignment with our compensation philosophy:

Named Executive Officer	2021 Base Salary (Rate)	2022 Base Salary (Rate)
Joel D. Anderson	$1,000,000	$1,250,000
Kenneth R. Bull	$643,750	$675,000
Eric M. Specter	$576,800	$605,000
Michael F. Romanko	$643,750	$675,000
Judy Werthauser	$576,800	$605,000

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table shows the annual compensation paid to or earned by the Named Executive Officers for fiscal years 2021, 2020 and 2019:

Name & Principal Position	Year	Salary ($)	Bonus ($)	Non-Equity Incentive Plans Compensation ($) (1)	Stock Awards ($) (2)	Option Awards ($)	All Other Compensation ($) (3)	Total ($)
Joel D. Anderson	2021	1,000,000		2,750,000	5,279,695		18,227	9,047,922
President and Chief Executive Officer	2020	901,923	937,500		14,939,068		8,077	16,786,568
	2019	925,961		522,500	4,500,000		21,115	5,969,576
Kenneth R. Bull	2021	641,082		1,203,814	950,264		22,602	2,817,762
Chief Financial Officer and Treasurer	2020	572,332	351,563		2,578,836		16,691	3,519,422
	2019	532,308		189,000	500,000		21,684	1,242,992
Eric M. Specter	2021	574,409		951,720	633,256		24,671	2,184,056
Chief Administrative Officer	2020	525,759	315,000		2,480,886		19,993	3,341,638
	2019	537,115		189,000	500,000		24,377	1,250,492
Michael F. Romanko	2021	641,082		1,203,814	950,264			2,795,160
Chief Merchandising Officer	2020	574,639	351,563		3,068,315			3,994,517
	2019	539,526		192,500	500,000			1,232,026
Judy Werthauser	2021	574,409		951,720	633,256		15,085	2,174,470
Chief Experience Officer	2020	518,846	315,000		1,866,312			2,700,158
	2019	480,577		178,500	1,500,000			2,659,077

(1)	The amounts in this column for 2021 reflect bonus payments as a result of fiscal 2021 performance, as described under “Compensation Discussion and Analysis—Annual Incentive Bonus.”
(2)

The amounts in this column, computed in accordance with current Financial Accounting Standard Board guidance for accounting for and reporting of stock-based compensation, represent the aggregate grant-date fair value of each time-based restricted stock unit and performance-based restricted stock unit award. Further detail surrounding the awards, the method of valuation and the assumptions made are set forth in the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” section of the Company’s Annual Report on Form 10-K under “Critical Accounting Policies and Estimates.” For this purpose, the operating income portion of the PRSUs are valued based on the probable outcome of the performance condition, as determined for purposes of applicable accounting rules as of the grant date. The amounts in the “Stock Awards” column that are attributable to the operating income portion of the PRSUs based on this valuation methodology are: $1,874,890 for Mr. Anderson, $337,484 for each of Messrs. Bull and Romanko, and $224,928 for each of Mr. Specter and Ms. Werthauser. The value of the maximum number of shares that could be earned under the operating income portion of the PRSU awards, based on the closing price of our shares on the grant date, is $3,749,780 for Mr. Anderson, $674,968 for each of Messrs. Bull and Mr. Romanko, and $449,857 for each of Mr. Specter and Ms. Werthauser.

(3)

The amounts in the “All Other Compensation” column for fiscal 2021 for each of Messrs. Anderson, Bull and Specter and Ms. Werthauser relate solely to Company matching contributions under the Five Below 401(k) Retirement Savings Plan.

Grants of Plan-Based Awards

The following table shows all grants of awards in fiscal 2021 to each of the executive officers named in the Summary Compensation Table:

	Grant Date		Estimated Future Payouts Under Non-Equity Incentive Plan Awards (1)			Estimated Future Payouts Under Equity Incentive Plan Awards (2)			All Other Stock Awards: Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock and Option Awards ($)(3)
Name			Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Joel D. Anderson	3/9/2021		625,000	1,250,000	2,750,000
	3/9/2021								6,841	1,249,888
	3/9/2021	(4)				5,131	10,261	20,522		1,874,890
	3/9/2021	(5)				2,566	10,262	20,524		2,154,917
Kenneth R. Bull	3/9/2021		273,594	547,188	1,203,814
	3/9/2021								1,231	224,928
	3/9/2021	(4)				924	1,847	3,694		337,484
	3/9/2021	(5)				462	1,847	3,694		387,852
Eric M. Specter	3/9/2021		216,300	432,600	951,720
	3/9/2021								820	149,830
	3/9/2021	(4)				616	1,231	2,462		224,928
	3/9/2021	(5)				308	1,231	2,462		258,498
Michael F. Romanko	3/9/2021		273,594	547,188	1,203,814
	3/9/2021								1,231	224,928
	3/9/2021	(4)				924	1,847	3,694		337,484
	3/9/2021	(5)				462	1,847	3,694		387,852
Judy Werthauser	3/9/2021		216,300	432,600	951,720
	3/9/2021								820	149,830
	3/9/2021	(4)				616	1,231	2,462		224,928
	3/9/2021	(5)				308	1,231	2,462		258,498

(1)

Amounts represent cash bonus opportunities provided to Named Executive Officers under the Incentive Bonus Plan in fiscal 2021, including, for the maximum amount, the opportunity to earn an additional 20% of target (for a total bonus opportunity of 220% of target) based on the achievement of certain strategic initiatives. The criteria used to determine the amount of the annual bonus payable to each executive, as well as the amount earned for fiscal 2021 for each executive, is described above under “Compensation Discussion and Analysis—Annual Incentive Bonus.”

(2)

Amounts represent grants of the 2021 PRSUs under the 2016 Plan, which generally vest based upon the Company’s performance over a three year period. The term “Threshold” means the lowest non-zero amount that could be delivered as PRSUs based on the Company’s performance over the applicable performance period. The threshold is not a minimum amount payable or deliverable. If specified performance objectives are not met for the applicable performance period, no PRSUs would be payable or deliverable for that performance period. For more details, see “Compensation Discussion and Analysis—Long-term Equity Incentive Compensation” above.

(3)

Amounts with respect to stock awards represent the fair value of the awards on the date of grant, as computed in accordance with applicable accounting standards and the assumptions contained in Note 1 and Note 8 to the consolidated financial statements included as a part of the 2021 Form 10-K, filed with the SEC on March 30, 2022.

(4)	Represents the portion of the 2021 PRSUs that may be earned based on the achievement of the cumulative operating income metric.
(5)	Represents the portion of the 2021 PRSUs that may be earned based on the achievement of the relative total shareholder return metric.

Outstanding Equity Awards at Year End Fiscal 2021

The following table details information concerning unexercised stock options, stock awards that have not vested, and stock awards that have not been earned for each of the executive officers named in the Summary Compensation Table as of January 29, 2022:

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) (Exercisable)	Number of Securities Underlying Unexercised Options (#) (Unexercisable)	Option Grant Date	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Award Grant Date	Market Value of Shares or Units of Stock That Have Not Vested ($) (1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (1)
Joel D. Anderson	—	—	—	—	—	1,811	(2)	3/26/2018	287,659	—		—
	—	—	—	—	—	4,810	(2)	3/16/2019	764,020	—		—
	—	—	—	—	—	8,256	(2)	3/9/2020	1,311,383	—		—
	—	—	—	—	—	15,211	(3)	9/15/2020	2,416,115	—		—
	—	—	—	—	—	46,347	(4)	9/15/2020	7,361,757	19,854	(5)	3,153,609
	—	—	—	—	—	6,841	(2)	3/9/2021	1,086,624	—		—
	—	—	—	—	—	1,278	(6)	3/9/2021	202,998	3,421	(7)	543,392
								3/9/2021		20,522	(8)	3,259,714
Kenneth R. Bull	—	—	—	—	—	453	(2)	3/26/2018	71,955	—		—
	—	—	—	—	—	534	(2)	3/16/2019	84,821	—		—
	—	—	—	—	—	2,064	(2)	3/9/2020	327,846	—		—
	—	—	—	—	—	1,992	(3)	9/15/2020	316,409	—		—
	—	—	—	—	—	7,627	(4)	9/15/2020	1,211,473	3,267	(5)	518,930
	—	—	—	—	—	1,231	(2)	3/9/2021	195,532	—		—
	—	—	—	—	—	230	(6)	3/9/2021	36,533	616	(7)	97,845
								3/9/2021		3,694	(8)	586,755
Eric M. Specter	7,800	—	7/28/2014	35.27	7/28/2024	—		—	—	—		—
	7,194	—	3/10/2015	28.58	3/10/2025	—		—	—	—		—
	4,632	—	3/11/2016	39.30	3/11/2026	—		—	—	—		—
	—	—	—	—	—	453	(2)	3/26/2018	71,955	—		—
	—	—	—	—	—	534	(2)	3/16/2019	84,821	—		—
	—	—	—	—	—	1,926	(2)	3/9/2020	305,926	—		—
	—	—	—	—	—	1,992	(3)	9/15/2020	316,409	—		—
	—	—	—	—	—	7,346	(4)	9/15/2020	1,166,839	3,147	(5)	499,869
	—	—	—	—	—	820	(2)	3/9/2021	130,249	—		—
	—	—	—	—	—	153	(6)	3/9/2021	24,303	410	(7)	65,124
								3/9/2021		2,462	(8)	391,064
Michael F. Romanko	—	—	—	—	—	453	(2)	3/26/2018	71,955	—		—
	—	—	—	—	—	1,811	(2)	3/26/2018	287,659	—		—
	—	—	—	—	—	534	(2)	3/16/2019	84,821	—		—
	—	—	—	—	—	2,752	(2)	3/9/2020	437,128	—		—
	—	—	—	—	—	1,992	(3)	9/15/2020	316,409	—		—
	—	—	—	—	—	9,031	(5)	9/15/2020	1,434,484	3,869	(5)	614,552
	—	—	—	—	—	1,231	(2)	3/9/2021	195,532	—		—
	—	—	—	—	—	230	(6)	3/9/2021	36,533	616	(7)	97,845
								3/9/2021		3,694	(8)	586,755
Judy Werthauser	—	—	—	—	—	2,851	(9)	3/16/2019	452,853	—		—
	—	—	—	—	—	1,926	(2)	3/9/2020	305,926	—		—
	—	—	—	—	—	6,841	(4)	9/15/2020	1,086,624	2,930	(5)	465,401
	—	—	—	—	—	820	(2)	3/9/2021	130,249	—		—
	—	—	—	—	—	153	(6)	3/9/2021	24,303	410	(7)	65,124
								3/9/2021		2,462	(8)	391,064

(1)	This value was calculated using the closing price of our stock on January 28, 2022, the last trading date before the end of fiscal 2021 ($158.84).
(2)

These restricted stock units vest upon the following time-based schedule: 50% of the restricted stock units vest on the second anniversary of the grant date and 25% of the restricted stock units vest on each of the third and fourth anniversary dates, subject generally to the continued employment of the grantee on each such date.

(3)	The September 15, 2020 restricted stock unit awards vest 50% on March 1, 2021 and 50% on March 1, 2022, subject generally to the continued employment of the grantee on each such date.
(4)

These units represent the portion of PRSUs granted on September 15, 2020 that were earned based on performance through the end of fiscal 2020 at 148.21% (i.e. the 2020 PRSUs Period #1 units), and through the end of fiscal 2021 at 85.24% (i.e. the 2020 PRSUs Period #2 units). These shares remain subject to time-based vesting generally based on continued service through January 28, 2023.

(5)

These units represent the final tranche of the PRSUs granted on September 15, 2020, which are subject to an open performance period. They are shown here at 100% (target) based on TSR performance through the end of fiscal 2021.

(6)

These units represent the portion of PRSUs granted on March 9, 2021 that were earned based on relative total shareholder return performance through the end of fiscal 2021 at 37.35% (i.e. the 2021 PRSUs Period #1 units). These shares remain subject to time-based vesting generally based on continued service through February 3, 2024.

(7)

These units represent the TSR portion of the PRSUs granted on March 9, 2021 that are subject to open performance periods. They are shown here at 50% of target based on TSR performance through the end of fiscal 2021.

(8)

These units represent the AOI portion of the PRSUs granted on March 9, 2021 that are subject to an open performance period. They are shown here at 200% of target based on performance through the end of fiscal 2021.

(9)	The March 16, 2019 restricted stock unit award to Ms. Werthauser vests ratably on the first three anniversaries of the grant date, subject generally to her continued employment on each such date.

Option Exercises and Stock Vested

The following table details stock option exercises and restricted stock units vesting during fiscal 2021 for each of the Named Executive Officers.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise	Value Realized on Exercise ($) (1)	Number of Shares Acquired on Vesting	Value Realized on Vesting ($) (2)
Joel D. Anderson	—	—	25,113	4,846,425
Kenneth R. Bull	—	—	3,674	707,905
Eric M. Specter	9,900	1,509,396	3,674	707,905
Michael F. Romanko	—	—	5,485	1,070,032
Judy Werthauser	—	—	2,850	551,361

(1)

The value realized is the difference between the fair market value of a share of our common stock at the time of exercise and the exercise price of the applicable option so exercised, multiplied by the number of shares acquired on exercise.

(2)	The value realized on vesting is determined by multiplying the number of vested shares by the closing price of the Company’s common stock on the vesting date.

Nonqualified Deferred Compensation

The following table sets forth information with respect to the Company’s Deferred Compensation Plan, which provides for the deferral of compensation for the Named Executive Officers that is not tax-qualified. The Deferred Compensation Plan is described in further detail on page 42 above.

Name	Executive Contributions in Last Fiscal Year ($)(1)	Registrant Contributions in Last Fiscal Year ($)	Aggregate Earnings in Last Fiscal Year ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last Fiscal Year End ($)
Joel D. Anderson	142,315	—	(5,126)	—	137,189
Kenneth R. Bull	84,175	—	(4,113)	—	80,062
Eric M. Specter	13,320	—	(688)	—	12,632
Michael F. Romanko	—	—	—	—	—
Judy Werthauser	—	—	—	—	—

(1)	The amounts listed in this column are reported as compensation in the “Salary” Column of the Summary Compensation Table.

Potential Payments Upon Termination or Change of Control

We have entered into employment agreements with our Named Executive Officers which generally set forth their entitlements to salary, annual bonus opportunities, eligibility for health and welfare benefits, and severance entitlements, as applicable. The Named Executive Officers are generally subject to standard restrictive covenants under the terms of their employment agreements and/or non-disclosure agreements, including non-competition, non-solicitation and non-disclosure of confidential information.

Messrs. Anderson, Bull and Specter have contractual severance entitlements pursuant to their applicable employment agreements (as narratively described below). In addition, Messrs. Bull and Romanko and Ms. Werthauser have entitlements to severance under the Severance Plan. Any severance benefits payable to a Named Executive Officer, whether under an employment agreement or the Severance Plan, are subject to execution of a release.

Our Named Executive Officers are also entitled to accelerated vesting of certain equity grants upon the occurrence of a change in control (as defined in our 2016 Plan) and upon certain termination events, as indicated in the table entitled “Potential Payments” below. Under the 2016 Plan, a “Change of Control” is generally deemed to have occurred if:

•	any person or group acquires (in one or more transactions) beneficial ownership of our stock possessing 50% or more of the total power to vote for the election of our board of directors;

•

a majority of the members of our board of directors is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of our board of directors prior to the date of the appointment or election;

•

a merger or consolidation with another corporation where our shareholders immediately prior to such transaction will not beneficially own stock possessing 50% or more of the total power to vote for the election of the surviving corporation’s board of directors (without consideration of the rights of any class of stock to elect directors by a separate class vote) immediately after such transaction;

•	any person or group acquires all or substantially all of our assets;

•	we complete a liquidation or dissolution; or

•

our shareholders accept a share exchange, whereby shareholders immediately before such exchange do not (or will not) directly or indirectly own more than 50% of the combined voting power of the surviving entity immediately following such exchange in substantially the same proportion as their ownership immediately before such exchange.

Termination Without Cause; Resignation for Good Reason—Mr. Anderson

Under Mr. Anderson’s employment agreement, if we terminate Mr. Anderson’s employment without “cause” or if Mr. Anderson resigns for “good reason,” Mr. Anderson will be entitled to receive:

•	base salary continuation for 12 months based on his base salary in effect on the date of termination; and

•	monthly payments equal to continued COBRA benefits for a period of up to 12 months.

Pursuant to Mr. Anderson’s employment agreement, “cause” is defined as:

•	the executive’s alcohol abuse or use of controlled drugs (other than in accordance with a physician’s prescription);

•

the executive’s refusal, failure or inability to perform any material obligation or fulfill any duty (other than a duty or obligation relating to confidentiality, noncompetition, nonsolicitation or proprietary rights) to us (other than due to a “disability” as defined in our 2016 Plan), which failure, refusal or inability is not cured by the executive within 10 days after receipt of notice;

•	the executive’s gross negligence or willful misconduct in the course of employment;

•

any material breach by the executive of any obligation or duty to us or any of our affiliates (whether arising by statute, common law, contract or otherwise) relating to confidentiality, noncompetition, nonsolicitation or proprietary rights;

•	other material conduct of the executive involving any type of disloyalty to us or any of our affiliates, including, without limitation, fraud, embezzlement, theft or proven dishonesty; or

•	the executive’s conviction of (or the entry of a plea of guilty or nolo contendere to) a felony or a misdemeanor involving moral turpitude.

“Good reason” is defined in Mr. Anderson’s employment agreement as:

•	a material diminution in the executive’s base salary or performance bonus target;

•	a material adverse change in the executive’s title, authority, responsibilities or duties;

•	a requirement that the executive report to anyone other than the board;

•	any other willful action or inaction by us that constitutes a material breach of the employment agreement; or

•	a relocation of the executive’s principal offices by more than 50 miles.

However, no event described above will constitute “good reason” unless (i) the executive provides written notice of the event within the 60-day period following its occurrence, (ii) we fail to cure such event within 30 days after receipt of his notice and (iii) the executive resigns within 15 days of the expiration of the cure period.

Termination Without Cause; Resignation for Good Reason—Mr. Romanko and Ms. Werthauser

Under the Severance Plan, if we terminate the employment of Mr. Romanko or Ms. Werthauser without “cause,” or if he or she resigns for “good reason,” he or she will be entitled to receive:

•	base salary for 12 months based on the executive’s base salary in effect on the date of termination, payable in a lump sum; and

•	monthly payments equal to continued COBRA benefits for a period of up to 12 months.

“Cause” is defined under the Severance Plan as:

•	the executive’s refusal or repeated failure to perform the duties assigned;

•	willful or intentional act of the executive that materially injures our reputation or business;

•	felony conviction of executive;

•	misdemeanor conviction relating to or adversely affecting executive’s ability to perform duties and responsibilities;

•	executive’s act of gross misconduct, fraud, embezzlement or theft against the Company;

•	executive’s inability to meet reasonable expectations of executive’s position based on the evaluations of executive’s managers;

•	violation of Company policy applicable to executive; or

•	any action of such extreme nature that the Company determines to be grounds for immediate dismissal of executive.

“Good Reason” is defined under the Severance Plan as:

•	a material and adverse diminution in executive’s base salary;

•	a material, adverse change in executive’s duties or responsibilities;

•	any willful, material breach by the Company of any covenants or obligations under an applicable employment agreement; or

•	a relocation of the executive’s principal office by more than 50 miles.

However, no event described above will constitute “good reason” unless (i) the executive provides written notice of the event within the 30-day period following its occurrence, (ii) we fail to cure such event within 30 days after receipt of the executive’s notice and (iii) the executive resigns within 10 days of the expiration of the cure period.

Termination Without Cause—Mr. Bull

Pursuant to the terms of the Severance Plan and Mr. Bull’s employment agreement, if we terminate the employment of Mr. Bull without “cause” (as “cause” is defined in his employment agreement), he will be entitled to receive:

•

base salary equal to 12 months based on his base salary in effect on the date of termination – half paid in lump sum upon such termination under the Severance Plan and the remaining half paid as salary continuation for six months after such termination under the terms of his employment agreement;

•	monthly payments equal to continued COBRA benefits for a period of up to 12 months.

The definition of “cause” in Mr. Bull’s employment agreement is substantially the same as described above with respect to Mr. Anderson’s employment agreement.

Resignation for Good Reason—Mr. Bull

Under the Severance Plan, if Mr. Bull resigns for “good reason,” he will be entitled to receive:

•	base salary for 12 months based on his base salary in effect on the date of termination, payable in a lump sum; and

•	monthly payments equal to continued COBRA benefits for a period of up to 12 months.

The definition of “good reason” under the Severance Plan is described above with respect to the severance benefits of Mr. Romanko.

Termination Without Cause; Resignation for Good Reason—Mr. Specter

If we terminate Mr. Specter’s employment without “cause” (as such term is defined below) or if Mr. Specter resigns for “good reason” (as such term is defined below), Mr. Specter will be entitled to receive:

•	base salary continuation for 12 months based on his base salary in effect on the date of termination; and

•	monthly payments equal to continued COBRA benefits for a period of up to 12 months.

The definition of “cause” in Mr. Specter’s employment agreement is substantially the same as described above with respect to Mr. Anderson’s employment agreement.

“Good reason” is defined in Mr. Specter’s employment agreement as:

•	a material diminution in the executive’s base salary or performance bonus target;

•	a material adverse change in the executive’s title, authority, responsibilities or duties;

•	any other willful action or inaction by us that constitutes a material breach of the applicable employment agreement; or

•	a relocation of the executive’s principal offices by more than 50 miles.

Potential Payments

The table below summarizes the payments and benefits that each of Messrs. Anderson, Bull, Specter and Romanko and Ms. Werthauser would have been entitled to receive if the executive’s last day of employment with us had been January 29, 2022. For the purpose of calculating amounts in this table, we used a stock price of $158.84, which was the closing price of our stock on January 28, 2022, the last trading date before the end of fiscal 2021.

Name	Cash Severance Payment ($)		Accelerated Restricted Stock Unit Vesting ($)		Health Insurance Coverage ($)		Paid Life Insurance Benefit ($)		Total ($)
Joel D. Anderson
Voluntary termination for good reason or involuntary termination without cause	1,000,000	(1)	—		12,061	(2)	—		1,012,061
No termination following a change in control	—		13,382,217	(3)	—		—		13,382,217
Voluntary termination for good reason or involuntary termination without cause following a change in control	1,000,000	(1)	13,382,217	(3)	12,061	(2)	—		14,394,278
Death	—		18,960,360	(4)	—		500,000	(5)	19,460,360
Disability	—		18,960,360	(4)	—		—		18,960,360

Kenneth R. Bull
Voluntary termination for good reason or involuntary termination without cause	643,750	(6)	—		12,061	(2)	—		655,811
No termination following a change in control	—		2,255,861	(3)	—		—		2,255,861
Voluntary termination for good reason or involuntary termination without cause following a change in control	643,750	(6)	2,255,861	(3)	12,061	(2)	—		2,911,672
Death	—		3,180,469	(4)	—		500,000	(5)	3,680,469
Disability	—		3,180,469	(4)	—		—		3,180,469

Eric M. Specter
Voluntary termination for good reason or involuntary termination without cause	576,800	(1)	—		14,051	(2)	—		590,851
No termination following a change in control	—		2,009,807	(3)	—		—		2,009,807
Voluntary termination for good reason or involuntary termination without cause following a change in control	576,800	(1)	2,009,807	(3)	14,051	(2)	—		2,600,658
Death	—		2,847,211	(4)	—		500,000	(5)	3,347,211
Disability	—		2,847,211	(4)	—		—		2,847,211

Michael F. Romanko
Voluntary termination for good reason or involuntary termination without cause	643,750	(7)	—		9,406	(2)	—		653,156
No termination following a change in control	—		2,574,535	(3)	—		—		2,574,535
Voluntary termination for good reason or involuntary termination without cause following a change in control	643,750	(7)	2,574,535	(3)	9,406	(2)	—		3,227,691
Death	—		3,608,424	(4)	—		500,000	(5)	4,108,424
Disability	—		3,608,424	(4)	—		—		3,608,424

Judy Werthauser
Voluntary termination for good reason or involuntary termination without cause	576,800	(7)	—		11,981	(2)	—		588,781
No termination following a change in control	—		1,902,287	(3)	—		—		1,902,287
Voluntary termination for good reason or involuntary termination without cause following a change in control	576,800	(7)	1,902,287	(3)	11,981	(2)	—		2,491,068
Death	—		2,791,315	(4)	—		500,000	(5)	3,291,315
Disability	—		2,791,315	(4)	—		—		2,791,315

(1)	Cash severance payments are made over 12 months.
(2)	Each executive is entitled to a continuation of their health and dental benefits for up to 12 months.
(3)

These amounts reflect 2020 PRSUs and 2021 PRSUs that will become vested upon a change in control. With respect to closed relative TSR performance periods under the 2020 PRSUs and 2021 PRSUs, the amount reflects the number of units earned based on actual performance. With respect to incomplete performance periods (including, without limitation, the operating income portion of the 2021 PRSUs), the amount reflects assumed performance at the target level (although the relative TSR portion of the awards could vest at a higher level based on actual performance).

(4)

These amounts reflect RSUs and PRSUs with accelerated vesting in the event of death or disability. RSUs granted in fiscal 2019 and thereafter will become fully vested upon the executive’s death or disability. With respect to closed relative TSR performance periods under the 2020 PRSUs and 2021 PRSUs, the amount reflects the number of units earned based on actual performance. With respect to incomplete performance periods under the PRSUs (including, without limitation, the operating income portion of the 2021 PRSUs), the amount reflects vesting of units at the target level.

(5)	This represents a lump sum death benefit under our life insurance program.
(6)

Upon a resignation for good reason, Mr. Bull receives all of the cash severance payments in a lump sum. Upon a termination without cause, Mr. Bull receives half of the cash severance payments over a 6-month period and the remainder in a lump sum.

(7)	Cash severance payments are made to Mr. Romanko and Ms. Werthauser in a lump sum.

CEO Pay Ratio

Under rules adopted pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”), we are required to calculate and disclose the ratio of the total annual compensation of our median employee as compared to the total annual compensation of our CEO.

We began by determining that we had 17,676 employees as of November 1, 2021. To determine our median employee, we used the consistently applied compensation measure of “gross pay” (which we define as base salary (or base wages, if an hourly employee) paid in the applicable period, incentives paid in the applicable period (even if earned in a prior period) and equity incentive value realized (due to option exercise or RSU settlement) during the applicable period). We annualized pay for full-time regular employees commencing work in Fiscal Year 2021 and used a valid statistical sampling methodology to provide a reasonable estimate of the median gross pay for the employee population considered. Then we identified employees who we expected were paid within a +/- 5% range of that value, based on our assumptions that the median employee was likely to be within that group and that those within that group had substantially similar probabilities of being the median employee. Next, we determined that our median employee was a part-time support lead. Finally, we determined that median employee’s total compensation, using the same methodology used for our Named Executive Officers, to be $11,454, as compared to our CEO’s total compensation of $9,047,922.

Based upon this methodology, we estimate that the ratio of CEO pay to median employee pay for fiscal 2021 is 790:1.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Our Policies Regarding Related Party Transactions

Our board of directors adopted a related party transactions policy for us. Pursuant to the related party transactions policy, we review all transactions with a dollar value in excess of $120,000 involving us in which any of our directors, director nominees, significant shareholders and executive officers and their immediate family members will be participants to determine whether such person has a direct or indirect material interest in the transaction. All directors, director nominees and executive officers will be required to promptly notify our

Executive Chairman of any proposed transaction involving us in which such person has a direct or indirect material interest. Such proposed transaction will then be reviewed by the audit committee to determine whether the proposed transaction is a related party transaction under our policy. In reviewing any related party transaction, the audit committee will determine whether or not to approve or ratify the transaction based on all relevant facts and circumstances, including the following:

•	the materiality and character of the related person’s interest in the transaction;

•	the commercial reasonableness of the terms of the transaction;

•	the benefit and perceived benefit, or lack thereof, to us;

•	the opportunity costs of alternate transactions; and

•	the actual or apparent conflict of interest of the related person.

In the event that any member of the audit committee is not a disinterested member with respect to the related party transaction under review, that member will be excluded from the review and approval or rejection of such related party transaction and another director may be designated to join the committee for purposes of such review. Whenever practicable, the reporting, review and approval will occur prior to entering into the transaction. If advance review and approval is not practicable, the audit committee will review and may, in its discretion, ratify the related party transaction. After any such review, the audit committee will approve or ratify the transaction based on a standard of whether the transaction is (a) in, or not inconsistent with, the best interests of us and our shareholders and (b) not in violation of our other policies or procedures. Our related party transaction policy is available on our website at http://investor.fivebelow.com, under the “Governance” section.

No related party transactions were identified during or subsequent to fiscal 2021 requiring review or approval under our related party transactions policy, and there are no related party transactions that are required to be reported in this Proxy Statement.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table contains information about the beneficial ownership of our common stock as of April 19, 2022 by:

•	each person, or group of persons, who beneficially owns more than 5% of our capital stock;

•	each executive officer named in the summary compensation table;

•	each of our directors; and

•	all directors and executive officers as a group.

For further information regarding material transactions between us and certain of our shareholders, see “Certain Relationships and Related Party Transactions.”

Beneficial ownership and percentage ownership are determined in accordance with the rules and regulations of the SEC and include voting or investment power with respect to shares of stock. This information does not necessarily indicate beneficial ownership for any other purpose. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to restrictions, options or warrants held by that person that are currently exercisable or exercisable within 60 days of April 19, 2022 are deemed outstanding. Such shares, however, are not deemed outstanding for the purposes of computing the percentage ownership of any other person. Except as indicated in the footnotes to the following table or pursuant to applicable community property laws, each shareholder named in the table has sole voting and investment power with respect to the shares set forth opposite such shareholder’s name. Our calculation of the percentage of beneficial ownership is based on 55,512,344 shares of common stock outstanding on of April 19, 2022.

Unless otherwise indicated in the footnotes, the address of each of the individuals named below is: c/o Five Below, Inc., 701 Market Street, Suite 300, Philadelphia, Pennsylvania 19106.

Name of Beneficial Owner	Shares Beneficially Owned	Percentage of Shares Beneficially Owned
5% Shareholders Not Listed Below:
The Vanguard Group, Inc. (1)	5,115,436	9.2%
BlackRock, Inc. (2)	4,704,218	8.5%
FMR LLC (3)	5,645,882	10.2%
Wellington Management Group LLP (4)	2,974,978	5.4%

Named Executive Officers & Directors:
Joel D. Anderson (5)	236,644	*
Kenneth R. Bull	73,845	*
Kathleen S. Barclay (6)	10,218	*
Catherine E. Buggeln (6)	8,027	*
Michael F. Devine, III (6)	15,280	*
Dinesh S. Lathi (6)	4,531	*
Richard L. Markee (6)	8,564	*
Michael F. Romanko	7,239	*
Thomas M. Ryan (6)	111,219	*
Ronald L. Sargent (7)	114,679	*
Eric M. Specter (8)	47,175	*
Thomas G. Vellios (9)	408,305	*
Zuhairah S. Washington (6)	1,523	*
Judy Werthauser	5,493	*
All executive officers and directors as a group (14 persons) (5)(6)(7)(8)(9)	1,052,742	1.9%

*	Less than 1%
(1)

The Vanguard Group, Inc. is deemed to be the beneficial owner of 5,115,436 shares of our common stock, which includes shares that are held or may be beneficially owned by Vanguard Asset Management, Limited, Vanguard Fiduciary Trust Company, Vanguard Global Advisors, LLC, Vanguard Group (Ireland) Limited, Vanguard Investments Australia Ltd, Vanguard Investments Canada Inc., Vanguard Investments Hong Kong Limited and Vanguard Investments UK, Limited. The Vanguard Group has sole voting power over 0 shares, shared voting power over 33,127 shares, sole dispositive power over 5,032,758 shares and shared dispositive power over 82,678 shares. The address of the Vanguard Group, Inc. is 100 Vanguard Blvd., Malvern, Pennsylvania 19355. This information is as disclosed in Amendment No. 7 to its Schedule 13G filed with the SEC on February 10, 2022.

(2)

BlackRock, Inc. is deemed to be the beneficial owner of 4,704,218 shares of our common stock, which includes shares that are held or may be deemed to be beneficially owned by the following entities: BlackRock Life Limited, BlackRock Advisors, LLC, BlackRock (Netherlands) B.V., BlackRock Institutional Trust Company, National Association, BlackRock Asset Management Ireland Limited, BlackRock Financial Management, Inc., BlackRock Asset Management Schweiz AG, BlackRock Investment Management, LLC, BlackRock Investment Management (UK) Limited, BlackRock Asset Management Canada Limited, BlackRock (Luxembourg) S.A., BlackRock Investment Management (Australia) Limited, BlackRock Advisors (UK) Limited, BlackRock Fund Advisors or BlackRock Fund Managers Ltd. BlackRock, Inc. has sole voting power over 4,535,020 shares and sole dispositive power over 4,704,218 shares. The address of BlackRock, Inc. is 55 East 52nd Street, New York, New York 10055. This information is as disclosed in Amendment No. 8 to its Schedule 13G filed with the SEC on February 1, 2021.

(3)

FMR LLC is deemed to be the beneficial owner of 5,645,882 shares of our common stock, which includes shares that are held or may be deemed to be beneficially owned by FIAM LLC, Fidelity Institutional Asset Management Trust Company, Fidelity Management & Research Company LLC, Fidelity Management Trust Company and Strategic Advisers LLC. FMR LLC has sole voting power over 5,508,063 shares, shared voting power over 0 shares, sole dispositive power over 5,645,882 shares and shared dispositive power over 0 shares. The address of FMR LLC is 245 Summer Street, Boston, Massachusetts 02210 . Abigail P. Johnson is a Director, the Chairman and the Chief Executive Officer of FMR LLC, and has dispositive power over the shares. This information is as disclosed in Amendment No. 2 to its Schedule 13G filed with the SEC on April 11, 2022 by FMR LLC and Abigail P. Johnson.

(4)

Wellington Management Group LLP is deemed to be the beneficial owner of 2,974,978 shares of our common stock, which includes shares that are held or may be deemed to be beneficially owned by the following entities: Wellington Group Holdings LLP, Wellington Investment Advisors LLP, Wellington Management Global Holdings, Ltd. (collectively, the “Wellington Holding Companies”), and one of the following investment advisers: Wellington Management Company LLP, Wellington Management Canada LLC, Wellington Management Singapore Pte Ltd, Wellington Management Hong Kong Ltd, Wellington Management International Ltd, Wellington Management Japan Pte Ltd and Wellington Management Australia Pty Ltd. (collectively the “Wellington Investment Advisers”). Wellington Management Group LLP has sole voting power over 0 shares, shared voting power over 2,631,380 shares, sole dispositive power over 0 shares and shared dispositive power over 2,974,978 shares. The address of Wellington Management Group LLP is 280 Congress Street, Boston, MA 02210. This information is as disclosed in a Schedule 13G filed with the SEC on February 4, 2022 by Wellington Management Group LLP, Wellington Group Holdings LLP, Wellington Investment Advisors Holdings LLP and Wellington Management Company LLP.

(5)

Includes 185,189 shares held in trusts of which Mr. Anderson is the trustee or otherwise has or shares voting and investment power, and 12,546 shares held in trusts of which Mr. Anderson’s wife is the trustee, for the benefit of herself and her family members.

(6)	Includes 749 restricted stock units that will vest within 60 days of April 19, 2022.
(7)

Includes 749 restricted stock units that will vest within 60 days of April 19, 2022. Includes 93,674 shares of our common stock owned by Sargent Family Investment, LLC. Mr. Sargent, a member and the sole manager of Sargent Family Investment, LLC, exercises voting and investment power over the shares beneficially owned by Sargent Family Investment, LLC. Includes 7,677 shares of our common stock owned by Sargent Family Foundation, a charitable foundation. Mr. Sargent, as a trustee, has investment and voting power over the shares held by Sargent Family Foundation.
(8)	Includes 19,626 shares subject to options that are exercisable within 60 days of April 19, 2022.
(9)	Includes 1,552 restricted stock units that will vest within 60 days of April 19, 2022.

PROPOSAL 1

ELECTION OF DIRECTORS

At our Annual Meeting, shareholders will elect four Class I directors to hold office until our 2025 annual meeting of shareholders. Nominees were recommended and approved for nomination by our nominating and corporate governance committee. The directors shall serve until their successors have been duly elected and qualified or until any such director’s earlier resignation or removal. Proxies cannot be voted for a greater number of persons than the number of nominees named. If you sign and return the accompanying proxy, your shares will be voted FOR the election of the four nominees recommended by our board of directors, unless you mark the proxy in such a manner as to vote AGAINST or ABSTAIN with respect to one or more nominees. If any nominee for any reason is unable to serve or will not serve, the proxies may be voted for such substitute nominee as the proxy holder may determine. We are not aware of any nominee who will be unable to or will not serve as a director.

The following directors are being nominated for election to our board of directors: Catherine E. Buggeln, Michael F. Devine, III, Bernard Kim and Ronald L. Sargent. Please see the discussion under “Board of Directors” in this Proxy Statement for information concerning each of our nominees for director.

Required Vote

Our bylaws provide for a majority voting standard for the uncontested election of directors. Under this voting standard, once a quorum has been established, any of the four nominees receiving more FOR votes than AGAINST votes will be elected as a director to serve until the annual meeting of shareholders at which the term of office of the class to which such director was elected expires and until their successors are duly elected and qualified. ABSTAIN votes and broker non-votes shall have no legal effect.

In the event an incumbent director (those nominees other than Mr. Kim) does not receive the required vote for election to the board of directors, such director is required to tender his or her resignation to the nominating and corporate governance committee. The nominating and corporate governance committee shall consider such resignation in accordance with its charter and make a recommendation to the board of directors as to whether or not to accept such resignation. At the Annual Meeting, proxies cannot be voted for a greater number of individuals than the four nominees named in this Proxy Statement.

The board of directors recommends a vote FOR the election of each of the nominated directors.

PROPOSAL 2

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The audit committee has appointed KPMG LLP to serve as our independent registered public accounting firm for the fiscal year ending January 28, 2023. The Company is not required by its bylaws or applicable law to submit the appointment of KPMG LLP for shareholder approval. However, as a matter of good corporate governance, the board of directors has determined to submit the audit committee’s appointment of KPMG LLP as our independent registered public accounting firm to shareholders for ratification. If shareholders do not ratify the appointment of KPMG LLP, the audit committee may consider the appointment of another independent registered public accounting firm. In addition, even if shareholders ratify the audit committee’s selection, the audit committee, in its discretion, may appoint a different independent registered public accounting firm if it believes that such a change would be in the best interests of the Company and our shareholders.

Required Vote

The affirmative vote of a majority of votes cast is required to approve the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending January 28, 2023.

The board of directors recommends that you vote FOR ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 28, 2023.

A representative of KPMG LLP is expected to attend the Annual Meeting. The representative will have the opportunity to make a statement if he or she desires to do so, and is expected to be available to answer appropriate questions.

Fee Information

The following table sets forth fees in connection with services rendered by KPMG LLP, the Company’s independent registered public accounting firm, for fiscal 2021 and fiscal 2020.

	Fiscal Year 2021	Fiscal Year 2020
Audit Fees	$1,149,000	$1,105,000
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—

Total Fees	$1,149,000	$1,105,000

Audit Fees

Audit fees include fees for professional services rendered in connection with the annual audit of the Company’s financial statements, the audit of the Company’s internal control over financial reporting for fiscal 2021, and the review of the Company’s interim financial statements included in quarterly reports, as well as fees for services that generally only the independent registered public accounting firm can be reasonably expected to provide, including comfort letters, consents, and review of registration statements filed with the SEC.

Audit-Related Fees

There were no amounts billed for audit-related fees during fiscal 2021 or fiscal 2020.

Tax Fees

There were no amounts billed for tax fees during fiscal 2021 or fiscal 2020.

All Other Fees

There were no amounts billed for other fees during fiscal 2021 or fiscal 2020.

Audit Committee Pre-Approval Policies and Procedures

Under our audit committee’s charter, the audit committee must pre-approve all audit and other permissible non-audit services proposed to be performed by the Company’s independent registered public accounting firm. The audit committee is not authorized to delegate the pre-approval of permitted non-audit services to management. The audit committee approved a pre-approval policy for services provided by the independent registered public accounting firm. Under the policy, our audit committee has pre-approved the provision by the independent registered public accounting firm of certain services that fall within specified categories. Any services exceeding pre-approved cost levels or budgeted amounts, or any services that fall outside of the general pre-approved categories, require specific pre-approval by the audit committee. If the audit committee delegates pre-approval authority to one or more of its members, the member would be required to report any pre-approval decisions to the audit committee at its next scheduled meeting.

There were no non-audit services provided by our independent registered public accounting firm during fiscal 2021 or fiscal 2020.

PROPOSAL 3

ADOPTION OF THE FIVE BELOW, INC. 2022 EQUITY INCENTIVE PLAN

We are asking our shareholders to approve the Five Below, Inc. 2022 Equity Incentive Plan (the “2022 Plan”). Our Board approved the 2022 Plan on April 23, 2022, subject to shareholder approval. If approved by shareholders, the 2022 Plan will replace our 2016 Plan, which expires on July 24, 2022.

The purpose of the 2022 Plan is to promote our success and enhance our value by linking the personal interests of our employees, directors, consultants and other service providers with those of our shareholders, and by providing participants with an incentive for outstanding performance. Shareholder approval of the 2022 Plan is necessary or advisable to enable the grant of incentive stock options (“ISOs”) in accordance with applicable tax rules, to facilitate compliance with Exchange Act Rule 16b-3 and to comply with Nasdaq listing rules.

The 2022 Plan authorizes the issuance of up to 3,500,000 shares of our common stock in respect of awards made thereunder, less any shares subject to awards that we grant under the 2016 Plan between April 2, 2022 and the annual meeting date. In addition, up to an additional 800,000 shares of our common stock may become available for issuance under the 2022 Plan, to the extent shares subject to outstanding 2016 Plan awards are recycled into the 2022 Plan, as described below.

The following features of the 2022 Plan may be of particular interest to our shareholders:

•	No repricing or cash buyouts of stock options or stock appreciation rights (“SARs”). The 2022 Plan does not permit the repricing or cash buyouts of stock options or SARs without shareholder approval.

•	Dividends Subject to Vesting. Dividends and dividend equivalents payable with respect to 2022 Plan awards will be subject to the same vesting terms as the related award.

•	Awards Subject to Clawback Policy. Awards granted to a 2022 Plan participant covered by our clawback policy are expressly subject to the clawback policy.

•	Director Compensation Limits. The 2022 Plan contains annual limits on the compensation payable to our non-employee directors.

If the 2022 Plan is approved by our shareholders, no new awards will be granted under the 2016 Plan after the annual meeting. If the 2022 Plan is not approved by our shareholders, the 2016 Plan will remain in effect until it expires on July 24, 2022, in accordance with its terms. As of April 2, 2022, 2,432,458 shares of common stock remain available for issuance in respect of new awards under the 2016 Plan; however, we will not be able to grant new awards under the 2016 Plan once the plan expires on July 24, 2022. Accordingly, if this proposal is not approved, we will be unable to provide equity-based compensation to eligible employees and other service providers once the 2016 Plan expires, other than in limited circumstances permitted under Nasdaq listing rules. In that case, our ability to attract and retain talent may be adversely impacted and this could adversely affect our long-term success.

Overhang and Burn-Rate Information

The following information regarding all existing equity compensation plans as of April 2, 2022 (other than our employee stock purchase plan) and our historical grant practices is provided to facilitate our shareholders’ evaluation of this proposal. However, as noted, the overhang and burn rate information provided does not include the 2012 Employee Stock Purchase Plan (the “ESPP”).

Overhang Detail as of April 2, 2022
Stock options and SARs outstanding	37,461
Weighted-average exercise price	$35.49
Weighted-average remaining term	2.2 years
Shares subject to outstanding full-value awards (1)	707,310

Proposed shares to be reserved under 2022 Plan (2)	3,500,000

Total Common Stock outstanding	55,545,643

(1)

“Full-value” awards” refers to stock-based awards other than stock options and SARs. Our outstanding full-value awards consist of restricted stock, restricted stock unit (“RSU”) and performance-based RSU (“PRSU”) awards. The number shown includes (x) 238,130 shares of our common stock subject to time-vested full value awards, and (y) 469,180 shares of our common stock subject to performance-based full value awards (with outstanding awards subject to open performance periods counted based on maximum performance levels and outstanding awards subject to completed performance periods counted based on actual performance).

(2)

In addition to the 3,500,000 new shares proposed to be reserved under the 2022 Plan, up to 800,000 shares underlying 2016 Plan awards may be recycled into the 2022 Plan to the extent 2016 Plan awards terminate, expire, are canceled or are forfeited after the approval of the 2022 Plan. As of April 2, 2022, there were 744,771 shares subject to 2016 Plan awards. Those shares are counted in the rows above as outstanding stock options, SARs or full-value awards and are therefore not shown again in this row. The 3,500,000 shares shown in this row will be reduced by any shares subject to awards that we grant under the 2016 Plan between April 2, 2022 and the Annual Meeting.

Other than the foregoing, no other awards pursuant to which shares of our common stock were issuable under any of our existing or prior equity compensation arrangements, including the 2016 Plan, were outstanding as of April 2, 2022. As noted above, this information does not take into account any shares issued or issuable under our ESPP.

Burn Rate Detail

The following table sets forth information regarding awards granted during our 2019, 2020 and 2021 fiscal years, and our corresponding “burn rate,” which is defined for any year as (1) the number of stock options and SARs granted in that year, (2) the number of shares subject to time-vested full value awards granted in that year, plus (3) the number of shares subject to performance-based full-value awards earned in that year, all divided by the weighted-average number of shares of our common stock outstanding for that year:

Award Type	2019	2020	2021
Stock options and SARs granted (A)	—	—	—
Time-based, full-value awards granted (1) (B)	89,337	179,947	77,966
Performance-based, full-value awards earned (2) (C)	117,137	127,622	—

Total (A+B+C)	206,474	307,569	77,966

Weighted-average common shares (D)	55,823,535	55,816,508	55,999,713

Burn Rate ((A+B+C)/D)	0.37%	0.55%	0.14%

(1)

Time-based full-value shares granted consists of all restricted stock and RSU awards granted during the applicable year that, upon grant, either were vested or were subject to vesting based solely on continued employment or service.

(2)	The following table provides further detail regarding performance-based full-value awards that were granted, earned, forfeited and outstanding during the 2019, 2020 and 2021 calendar years:

	2019	2020	2021
Unearned at beginning of period (a)	416,200	357,166	259,776
Shares subject to awards granted during the period (a)	85,939	370,613	89,460
Shares subject to awards actually earned during the period	117,137	127,622	—
Shares subject to awards forfeited during the period (b)	27,836	340,381	—

Unearned at end of period (a)	357,166	259,776	349,236

(a)	Represents the number of shares of our common stock subject to outstanding PRSUs, assuming performance at target levels.
(b)	Represents forfeitures arising due to failure to meet performance goals or due to termination of employment or service relationship.
(c)	Represents the change in the number of PRSUs earned based on performance achievement for the performance period.

DESCRIPTION OF THE 2022 PLAN

The principal provisions of the 2022 Plan are summarized below. This summary is qualified in its entirety by reference to the 2022 Plan document, a copy of which is attached as Appendix A-1 and has been filed with the SEC with this Proxy Statement. To the extent the description below differs from the text of the 2022 Plan, the text of the 2022 Plan will control.

Administration

The 2022 Plan vests broad powers in a committee to administer and interpret the 2022 Plan. Until and unless otherwise determined by the Board, that committee will be the compensation committee . In this capacity, the compensation committee has the authority to (among other things) select the persons to be granted awards, determine the type, size and terms and conditions of such awards, accelerate the vesting or exercisability of an award, waive any conditions or restrictions associated with an award, and extend the period of time during which an award may be exercised (as long as the extension is not beyond the original term of the award). The compensation committee may also amend outstanding awards, although an award amendment may require the consent of affected participants’ if it would materially impair their rights. Subject to the requirements of applicable law and our governing documents, the compensation committee may delegate its authority, including its authority to grant awards, under the 2022 Plan to one or more individuals. The Board may at any time exercise the rights and duties of the compensation committee under the 2022 Plan; accordingly, references herein to the compensation committee will also include the Board.

In order to comply with foreign law, the compensation committee may modify the terms of outstanding awards, establish subplans and take other actions that it deems advisable, provided that no subplans or modifications may increase the number of shares available for grant under the 2022 Plan.

Amendment and Termination

The Board may amend or terminate the 2022 Plan at any time, provided that shareholder approval may be required for certain amendments, to the extent required by applicable law or exchange listing requirements. Current Nasdaq rules generally require shareholder approval for amendments that materially increase the number of shares of common stock available for awards under a plan (other than an increase to reflect a reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or similar change), expand the types of awards available or the persons eligible to receive awards under a plan or extend the term of a plan.

Eligibility

Any of our employees, non-employee directors, consultants, and other service providers, and those of our affiliates, are eligible to participate in the 2022 Plan. However, in accordance with applicable tax rules, only our employees (and the employees of our parent or subsidiary corporations) are eligible to be granted ISOs.

As of April 27, 2022, there were approximately 19,211 employees, 9 non-employee directors, 30 consultants and no other service providers who would be eligible to participate in the 2022 Plan. Participants will be selected in the discretion of the compensation committee.

Vesting

The compensation committee determines any vesting conditions applicable to awards under the 2022 Plan. Vesting conditions may include the continued employment or service of the participant, the attainment of specified individual or corporate performance goals or other factors in the compensation committee ’s discretion.

Shares of Stock Available for Issuance

Subject to certain adjustments, the maximum number of shares of our common stock that may be issued under the 2022 Plan is the sum of (i) 3,500,000 shares, minus (ii) the number of shares subject to any 2016 Plan awards issued between April 2, 2022 and the Annual Meeting date, and (iii) up to 800,000 additional shares subject to 2016 Plan awards, to the extent those shares are recycled as described below.

If and to the extent that an award under the 2022 Plan or 2016 Plan terminates, expires, is canceled or is forfeited for any reason on or after the date the 2022 Plan is approved by our shareholders (the “Approval Date”), including upon cancellation or settlement of such award in exchange for cash or property other than shares, the shares of our common stock subject to such award will become available for new grants under the 2022 Plan. However, any shares of our common stock subject to a SAR issued under the 2022 Plan or 2016 Plan that are not delivered upon a stock-based settlement of such SAR, as well as any shares subject to an option issued under the 2022 Plan or 2016 Plan that are withheld in satisfaction of the exercise price of that option, will not become available for new grants under the 2022 Plan. Shares of our common stock withheld on or after the Approval Date in settlement of a tax withholding obligation associated with an award under the 2022 Plan or 2016 Plan other than an SAR or stock option award, will become available for new grants under the 2022 Plan.

Any shares issued in respect of awards granted in substitution for equity-based awards of an entity acquired by us or a subsidiary, or with which we or a subsidiary combine, will not reduce the Share Pool.

The maximum aggregate number of shares under the 2022 Plan that may be issued in respect of ISOs is 4,300,000.

The market value of a share of our common stock as of April 20, 2022 was $183.96.

Non-Employee Director Limitations on Awards

Beginning with our first fiscal year following the year in which the 2022 Plan is approved by shareholders, the aggregate amount of equity and cash compensation payable to a non-employee director with respect to a fiscal year, whether under the Plan or otherwise, for services as a non-employee director, shall not exceed $750,000 provided, however, that such amount shall be $1,000,000 for the fiscal year in which the applicable non-employee director is initially elected or appointed to the Board. For this purpose, the amount of compensation will be measured under SEC proxy rules. This director compensation limit will not apply to (i) compensation earned by a non-employee director solely in his or her capacity as chairman of the Board or lead independent director, (ii) compensation earned by a non-employee director for services he or she performs outside of his or her role as a non-employee director (i.e. as an advisor or consultant), or (iii) compensation awarded by the Board to a non-employee director in extraordinary circumstances, as determined by the Board in its discretion, so long as, in each case, the non-employee director does not participate in the decision to award him- or herself the additional compensation.

Types of Awards

The 2022 Plan provides for the grant of the following types of awards: (i) stock options (both ISOs and non-qualified stock options), (ii) SARs, (iii) restricted stock, (iv) restricted stock units (“RSUs”) and (v) other stock-based awards.

Stock Options.    A stock option entitles the holder to purchase from us a stated number of our shares at a specified price for a limited period of time. The compensation committee will specify the number of shares of common stock subject to each option and the exercise price for such option, provided that the exercise price may not be less than the fair market value of a share of common stock on the date the option is granted. However, for an ISO granted to a 10% shareholder, the exercise price shall not be less than 110% of the fair market value of common stock on the date the option is granted.

Generally, options may be exercised in whole or in part through a cash payment. The compensation committee , however, may in its discretion permit payment of the exercise price through other methods. For example, the compensation committee may permit, the option holder to pay the exercise price of an option through the surrender of previously acquired shares or to “net settle” an option (which involves the cancellation of a portion of the option to cover the cost of exercising the balance of the option).

All options shall be exercisable in accordance with the terms of the applicable award agreement. The maximum term of an option shall be determined by the compensation committee on the date of grant, but will not exceed 10 years (5 years in the case of ISOs granted to a 10% shareholder). In the case of ISOs, the aggregate fair market value (determined as of the date of grant) of common stock with respect to which such ISOs become exercisable for the first time during any calendar year cannot exceed $100,000. ISOs granted in excess of this limitation will be treated as non-qualified stock options.

Stock Appreciation Rights.    A SAR represents the right to receive, upon exercise, any appreciation in a share of common stock over a particular time period. The base price of a SAR shall not be less than the fair market value of a share of common stock on the date the SAR is granted. The maximum term of a SAR shall be determined by the compensation committee on the date of grant, but shall not exceed 10 years. SAR payouts may be made in cash, shares of common stock, or a combination of both, at the compensation committee ’s discretion.

Unless otherwise provided in an award agreement or determined by the compensation committee , if a participant’s service with us (or our affiliates) terminates due to death or disability, the participant’s unexercised options and SARs may be exercised, to the extent they were exercisable at the time of the participant’s death or disability (or on such accelerated basis as the compensation committee may determine at or after grant), for a period of twelve months from the termination date or until the expiration of the original award term, whichever period is shorter. If a participant’s service with us (or our affiliates) is terminated for cause (as defined in the 2022 Plan) or the participant resigns at a time there was a cause basis for the participant’s termination, (i) all unexercised options and SARs (whether vested or unvested) shall terminate and be forfeited on the termination date, and (ii) any option or SAR exercise then in progress will be cancelled. Unless otherwise provided in an award agreement or determined by the compensation committee , if a participant’s service terminates for any other reason, the participant’s unexercised options and SARs may be exercised, to the extent they were exercisable at the time of the participant’s termination (or on such accelerated basis as the compensation committee may determine at or after grant), for a period of ninety days from the termination date or until the expiration of the original option or SAR term, whichever period is shorter. Unless otherwise provided by the compensation committee , any options and SARs that are not exercisable at the time of the termination of service shall terminate and be forfeited on the termination date.

Restricted Stock.    A restricted stock award is a grant of shares of common stock that are subject to forfeiture and transfer restrictions during a specified period. The compensation committee will determine the price, if any, to be paid by the participant for each share of restricted stock. If the specified vesting conditions are not attained, the underlying common stock will be forfeited to us. Conversely, if and when the vesting conditions are satisfied, the restrictions imposed will lapse. During the restriction period, a participant will have the right to vote the shares underlying the restricted stock and receive dividends with respect to restricted stock. However, any such dividends will be subject to the same vesting conditions as the restricted stock to which they relate. The compensation committee may also require that the dividends be reinvested in additional restricted shares. Unless otherwise provided in an award agreement or determined by the compensation committee , upon termination of service a participant will forfeit all restricted stock that then remains subject to forfeiture.

Restricted Stock Units.    An RSU represents a right to receive, on the achievement of specified vesting conditions, an amount equal to the fair market value of one share of our common stock. An RSU may be settled in shares of our common stock, cash or a combination of both, at the discretion of the compensation committee . Unless otherwise provided in an award agreement or determined by the compensation committee , upon a termination of service, a participant will forfeit all of the participant’s RSUs that then remain subject to forfeiture.

Other Stock-Based Awards.    Other stock-based awards may be granted to participants (including awards to receive unrestricted shares of our common stock, or awards that are payable in, valued in whole or in part by reference to, or otherwise based on or related to our common stock). The compensation committee will determine the terms and conditions of each such award, including, as applicable, the term, any exercise or purchase price, vesting conditions and other terms and conditions.

Dividend Equivalent Rights

Dividend equivalent rights may be granted in connection with restricted stock unit and other stock-based awards under the 2022 Plan in the discretion of the compensation committee . Dividend equivalent rights may not be granted in connection with stock options and SARs. A dividend equivalent right entitles the participant to payments or credits equal to the cash dividends that would otherwise have been paid with respect to the shares of our common stock subject to the related award, had such shares been outstanding. The compensation committee may provide that dividend equivalent rights will be paid or credited in cash, or paid or credited in shares of our common stock (based on the fair market value of those shares on the dividend payment date). In any case, dividend equivalent rights granted under the 2022 Plan will be subject to the same vesting conditions as the awards to which they relate.

Adjustments

If the number of outstanding shares of our common stock is increased or decreased or our common stock is changed into or exchanged for a different number or kind of our shares or other securities on account of any recapitalization, reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in our outstanding shares of common stock effected without receipt of consideration by us, or there occurs any spin-off, split-up, extraordinary cash dividend or other distribution of assets by us, the compensation committee shall, in such manner as it deems equitable, make adjustments to the number and kind of shares issuable under the 2022 Plan, the number and kind of shares subject to outstanding awards, the exercise prices of outstanding awards and any other affected term or condition of the 2022 Plan or outstanding awards.

Corporate Transactions

Unless otherwise specified in the applicable award agreement and subject to the “Change in Control” section below, in the event of a reorganization, merger, statutory share exchange, consolidation, sale of all or substantially all of our assets, or the acquisition of assets or stock of another entity by us, or other corporate transaction involving us (each, a “Corporate Transaction”), outstanding awards will be treated in accordance with the applicable transaction agreement. If no treatment is provided for in the transaction agreement, each award holder will be entitled to receive the same consideration that our shareholders receive in the transaction for each share of our common stock subject to the award upon the exercise, payment or transfer of the award, but unless otherwise determined by the committee, the award will remain subject to the same terms, conditions and performance criteria applicable to the awards before the Corporate Transaction. In addition, if a Corporate Transaction occurs, outstanding stock options and SARs may be cancelled at the election of the compensation committee if (i) the holders of such awards are afforded the opportunity to exercise those awards immediately prior to (and contingent upon the occurrence of) the transaction, or (ii) with respect to each share of our common stock subject to such an award, the holder is paid the excess (if any) of the per share consideration paid to our shareholders in the transaction, minus the applicable option or SAR exercise price.

Change in Control

Unless otherwise specified in the applicable award agreement, outstanding awards will be treated as follows upon the occurrence of a Change in Control (as defined below).

•

For awards granted to non-employee directors, time-based vesting conditions will be deemed satisfied and performance-based vesting conditions will be deemed satisfied at the greater of the “target” or “actual” performance level through the Change in Control (or other reasonably proximate date), as determined by the compensation committee in its discretion.

•	For awards granted to all other service providers:

o

If the awards are not assumed, converted or replaced, time-based vesting conditions will be deemed satisfied and performance-based vesting conditions will be deemed satisfied at the greater of the “target” or “actual” performance level through the Change in Control (or other reasonably proximate date), as determined by the compensation committee in its discretion.

o

If the awards are assumed, converted or replaced by the resulting entity, the awards (as adjusted to reflect the transaction) will continue in accordance with their terms. However, if within two years after the Change in Control the award holder is terminated by us (or the resulting entity in the Change in Control) without “cause,” time-based vesting conditions will be deemed satisfied, and performance-based vesting conditions will be deemed satisfied at the greater of the “target” or “actual” performance level through the termination date (or other reasonably proximate date), as determined by the compensation committee in its discretion.

“Change in Control” includes the following:

•

any person becomes the beneficial owner of more than 50% of our securities entitled to vote in the election of directors (excluding certain acquisitions pursuant to a Corporation Transaction that satisfies clauses (x), (y) and (z) of the third bullet of this definition);

•

a change in the majority composition of our board of directors occurring during a twelve month period (excluding, in certain cases, directors whose appointment or nomination for election was approved by incumbent directors);

•

consummation of a Corporate Transaction unless, following such transaction, (x) all or substantially all of the beneficial owners of our securities entitled to vote in the election of directors immediately prior to such transaction beneficially own more than 50% of the combined voting power of the then-outstanding securities entitled to vote generally in the election of directors of the entity resulting from such transaction in substantially the same proportions as their ownership of our securities entitled to vote in the election of directors immediately prior to such transaction, (y) no person beneficially owns more than 50% of the combined voting power of the then-outstanding voting securities of such entity, except to the extent such ownership existed prior to the transaction, and (z) at least a majority of the members of the board of directors of the entity resulting from such transaction were our directors at the time of the execution of the initial agreement or action of our board or directors providing for such transaction; or

•	approval by our shareholders of a complete liquidation or dissolution of the Company.

Repricing Prohibited

The compensation committee may not reprice options or SARs without shareholder approval, whether such repricing is accomplished by (i) means of a cancellation/re-grant program, whereby outstanding options or SARs are cancelled and replacement options or SARs are granted with a lower exercise price; (ii) cancellation of outstanding options or SARs with an exercise price in excess of the then current fair market value per share for consideration payable in our equity securities or cash; or (iii) directly or indirectly reducing the exercise or base price of outstanding options or SARs (except for appropriate adjustments in connection with certain corporate events or transactions).

Clawback and Other Policies

Awards (and any shares underlying the awards) granted to a 2022 Plan participant covered by our clawback, stock ownership, securities trading, anti-hedging and other similar policies, as in effect from time to time, will be subject to the requirements of those policies.

Miscellaneous

Generally, awards granted under the 2022 Plan may not be transferred, except by will or intestate succession. However, the compensation committee may in its discretion authorize the gratuitous transfer of awards (other than ISOs) to family members of the grantee, partnerships owned by such family members, trusts for the benefit of such family members or other similar estate planning vehicles.

Awards under the 2022 Plan will be subject to withholding for applicable taxes, to the extent required by law, and the compensation committee may authorize the withholding of shares subject to an award to satisfy required tax withholding.

Awards under the 2022 Plan are intended to be exempt from or comply with the requirements of Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”) and will be interpreted accordingly. However, we do not guaranty any particular tax treatment for any award under the 2022 Plan.

Unless the 2022 Plan is extended with the approval of our shareholders, the 2022 Plan will expire on April 23, 2032 (ten years after the Board adopted the 2022 Plan).

Federal Income Tax Consequences

The federal income tax consequences of the issuance, exercise and/or settlement of awards under the 2022 Plan are described below. The following information is only a summary and does not address all aspects of taxation that may be relevant to a particular participant in light of his or her personal circumstances. Participants should consult with their own tax advisors with respect to the tax consequences inherent in the ownership and exercise of the awards and the ownership and disposition of any underlying securities. The summary does not address the effects of other federal taxes (including possible “golden parachute” excise taxes) or taxes imposed under state, local or foreign tax laws. Tax laws are subject to change.

Generally, all amounts taxable as ordinary income to participants in respect of awards granted under the 2022 Plan are expected to be deductible by us as compensation at the same time the participant recognizes the ordinary income, subject to the limitations of the Code (including the limitations of Sections 162(m) of the Code, which provides that we cannot deduct compensation paid to certain covered employees in excess of $1 million per year).

Nonqualified Stock Options

A participant recognizes no taxable income when a non-qualified stock option is granted. Upon exercise of a non-qualified stock option, a participant will recognize ordinary income equal to the excess of the fair market value of the shares received over the exercise price of the non-qualified stock option. A participant’s tax basis in shares received upon exercise of a non-qualified stock option will generally be equal to the fair market value of those shares on the exercise date, and the participant’s holding period for such shares will begin at that time. Upon sale of shares received upon exercise of a non-qualified stock option, the participant will realize short-term or long-term capital gain or loss, depending on the period the shares are held. The amount of such gain or loss will be equal to the difference between the amount realized in connection with the sale of the shares and the participant’s tax basis in such shares.

Incentive Stock Options

A participant recognizes no taxable income when an ISO is granted or exercised. As long as the participant meets the applicable holding period requirements for shares received upon exercise of an ISO (two years from the date of grant and one year from the date of exercise), gain or loss realized by a participant upon sale of the shares received upon exercise will be long-term capital gain or loss, and we will not be entitled to a deduction. If, however, the participant disposes of the shares before meeting the applicable holding period requirements (a “disqualifying disposition”), the participant will then recognize ordinary income. The amount of ordinary income recognized by the participant is limited to the lesser of the gain on such sale and the difference between the fair market value of the shares of common stock on the date of exercise and the option exercise price. Any gain realized in excess of this amount will be treated as short- or long-term capital gain (depending on how long the shares are held). If the option price exceeds the amount realized upon such a disposition, the difference will be short- or long-term capital loss (depending on how long the shares are held). Notwithstanding the above, individuals subject to Alternative Minimum Tax may recognize ordinary income upon exercise of an ISO.

Stock Appreciation Rights

A participant recognizes no taxable income when a SAR is granted or vests. Upon the exercise of a SAR, a participant will recognize ordinary income equal to the excess of the fair market value of the shares of common stock underlying the SAR over the grant price of the SAR. A participant’s tax basis in shares of common stock received upon exercise of a SAR will generally be equal to the fair market value of those shares on the exercise date, and the participant’s holding period for such shares will begin at that time. Upon the sale of shares received upon exercise of a SAR, the participant will realize short-term or long-term capital gain or loss, depending on the period the shares are held. The amount of such gain or loss will be equal to the difference between the amount realized in connection with the sale of the shares and the participant’s tax basis in such shares.

Restricted Stock

If a participant receives shares of restricted stock under the 2022 Plan and does not make the election described in the next paragraph, the participant will recognize no taxable income upon the receipt of the shares. When the forfeiture conditions applicable to the restricted stock lapse, the participant will recognize ordinary income equal to the fair market value of the shares at that time, less any amount paid for the shares. A participant’s tax basis in shares of restricted stock will generally be equal to the fair market value of the shares when the forfeiture conditions lapse, and the participant’s holding period for the shares will begin at that time. Upon sale of the shares, the participant will realize short- or long-term gain or loss, depending on how long the shares are held after the forfeiture conditions lapse. Such gain or loss will be equal to the difference between the amount realized upon the sale of the shares and the participant’s tax basis in the shares.

Participants receiving shares of restricted stock may make an election under Section 83(b) of the Code. By making a Section 83(b) election, the participant elects to recognize compensation income when the shares are received rather than at the time the forfeiture conditions lapse. The amount of such compensation income will be equal to the fair market value of the shares upon receipt (valued without regard to the forfeiture conditions and transfer restrictions applicable to the shares), less any amount paid for the shares. By making a Section 83(b) election, the participant will recognize no additional compensation income when the forfeiture conditions lapse. The participant’s tax basis in shares with respect to which a Section 83(b) election is made will generally be equal to the income recognized at grant, and the participant’s holding period for such shares will begin at that time. Upon sale of the shares, the participant will realize short- or long-term capital gain or loss, depending on the period the shares were held. Such gain or loss will be equal to the difference between the amount realized upon the sale of the shares and the participant’s tax basis in the shares. However, if the shares are forfeited, the participant will not be entitled to claim a deduction with respect to any income tax paid upon making the Section 83(b) election. To make a Section 83(b) election, a participant must file an appropriate form of election with the Internal Revenue Service and with his or her employer, in each case within 30 days after the shares of restricted stock are issued.

Restricted Stock Units

When shares of common stock or cash with respect to RSU awards are delivered to the participant, the value of the shares or cash is then taxable to the participant as ordinary income. A participant’s tax basis in shares of common stock received upon settlement of an RSU will generally be equal to the fair market value of those shares on the date the shares are issued, and the participant’s holding period for such shares will begin at that time. Upon sale of shares of common stock received upon settlement of an RSU, the participant will realize short-term or long-term capital gain or loss, depending on the period the shares are held. The amount of such gain or loss will be equal to the difference between the amount realized in connection with the sale of the shares and the participant’s tax basis in such shares.

Other Stock-Based Awards

The taxation of other stock-based awards will depend upon the design of such awards.

New Plan Benefits

If the 2022 Plan is approved by our shareholders, annual awards to our non-employee directors will be made under the 2022 Plan immediately following the annual meeting. If the 2022 Plan is not approved, those same awards will be made under the 2016 Plan, prior to its expiration on July 24, 2022. In either case, the awards will be a number of RSUs determined by dividing $165,000 ($315,000 in the case of our non-executive chairman) by the closing price of our common stock on the Nasdaq on the date of the annual meeting, rounded down to the nearest whole share. These RSUs generally will vest on the date of our 2023 annual meeting, subject to the continued service of the grantee through that date.

In addition, certain of our executives’ employment agreements include commitments with respect to the minimum grant date fair values of their annual equity awards. The other terms of these awards are determined by the compensation committee, in its discretion. If the 2022 Plan is approved and these executives remain in service through the applicable annual grant date, awards to these executives will be made under the 2022 Plan. For purposes of the table below, we have shown award commitments to these executives based on their contractually stated minimum annual grant date fair values. The number of shares subject to such awards will depend on the form of award and the value of our common stock in the future and is therefore not knowable at this time. These grants will be made each year these executives remain employed by us. However, we do not know how long each executive will be employed by us during the life of the 2022 Plan. Accordingly, we have shown only the minimum annual amount of these awards in the table below assuming continued employment. If the 2022 Plan is not approved, we will not be able to make these annual equity awards after the expiration of the 2016 Plan (July 24, 2022).

Other than the awards described above, no awards have yet been approved or promised under the 2022 Plan. If the 2022 Plan is approved by our shareholders, other awards under the 2022 Plan will be determined by the compensation committee in its discretion. Accordingly, other than the awards described above, it is not possible to determine the persons who will receive awards under the 2022 Plan or the amounts or terms of such awards.

The table below reflects the new plan benefits that are determinable under the 2022 Plan as of the date of this proxy statement (assuming continued employment of the applicable executives through the applicable annual grant date).

Five Below, Inc. 2022 Equity Incentive Plan
Name and position	Dollar value ($)	Number of units
Joel D. Anderson, President and Chief Executive Officer	$1,200,000 (1)	(1)
Kenneth R. Bull, Chief Financial Officer and Treasurer	—	—
Eric M. Specter, Chief Administrative Officer	$350,000 (1)	(1)
Michael F. Romanko, Chief Merchandising Officer	$300,000 (1)	(1)
Judy Werthauser, Chief Experience Officer	—	—
Executive Group	$1,850,000 (1)	(1)
Non-Executive Director Group	$1,800,000 (2)	(2)
Non-Executive Officer Group	—	—

(1)

These amounts reflect minimum annual grant date values set forth in certain executives’ employment agreements (all of whom are NEOs), assuming continued employment. The actual amount of annual awards to these executives is determined by the compensation committee and may be larger (and indeed has been larger in recent years). The actual number of shares subject to each award will depend on the type of awards selected by the compensation committee and the price of our common stock at the time of grant, and therefore the number of units is not determinable at this time.

(2)

This amount represents the $165,000 grant date fair value of the 2022 annual equity awards for 9 non-employee directors, plus the $315,000 grant date fair value of the 2022 annual equity award for our non-executive Chairman. As noted above, the number of RSUs received by each non-employee director will be determined by dividing the stated value by the closing price of our common stock on the Nasdaq on the date of the annual meeting, rounded down to the nearest whole share.

Equity Compensation Plan Information

The following table sets forth certain information regarding our equity compensation plans as of January 29, 2022.

EQUITY COMPENSATION PLAN INFORMATION

Equity Compensation Plan Information Table (as of January 29, 2022)

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)(1)	Weighted average exercise price of outstanding options, warrants and rights (b)(2) ($)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)(3)
Equity compensation plans approved by securityholders(4)	634,294	34.48	3,106,036
Equity compensation plans not approved by securityholders	—	—	—
Total	634,294	34.48	3,106,036

(1)	The amount in this column includes outstanding stock options, RSUs and PRSUs, but excludes purchase rights under the ESPP. For this purpose, PRSUs are counted at maximum.
(2)	Represents the weighted-average exercise price of outstanding stock options, but does not include RSUs and PRSUs as they do not have an exercise price.
(3)

Includes 2,642,763 shares that were available for future issuance under the 2016 Plan and 463,273 shares that were available for issuance under the ESPP. An aggregate of 3,817 shares of common stock were purchased under the ESPP in fiscal 2021. For purposes of determining the availability of shares under the 2016 Plan, outstanding PRSUs outstanding were counted at maximum.

(4)	Consists of the Company’s 2016 Plan and the ESPP.

Required Vote

The affirmative vote of a majority of votes cast is required to approve the adoption of the 2022 Equity Incentive Plan.

The board of directors recommends a vote FOR adoption of the 2022 Equity Incentive Plan as described above.

PROPOSAL 4

ADVISORY (NON-BINDING) VOTE TO APPROVE THE COMPANY’S NAMED EXECUTIVE OFFICER COMPENSATION

The Dodd-Frank Act enables our shareholders to vote to approve, on an advisory (non-binding) basis, the compensation of our Named Executive Officers as disclosed in this Proxy Statement in accordance with the SEC’s rules.

As described in detail under the heading “Compensation Discussion and Analysis,” our executive compensation programs are designed to attract, develop, motivate, and retain our Named Executive Officers, who are critical to our success. Under these programs, our Named Executive Officers are rewarded for the achievement of specific annual, long-term and strategic goals, corporate goals, and the realization of increased shareholder value. Please read the “Compensation Discussion and Analysis” for additional details about our executive compensation programs, including information about the fiscal 2021 compensation of our Named Executive Officers.

We are asking our shareholders to indicate their support for our Named Executive Officers’ compensation as described in this Proxy Statement. This proposal, commonly known as a “Say-on-Pay” proposal, gives our shareholders the opportunity to express their views on our Named Executive Officers’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our Named Executive Officers and the philosophy, policies and practices described in this Proxy Statement.

In accordance with the requirements of Section 14A of the Exchange Act (which was added by the Dodd-Frank Act) and the related rules of the SEC, our board of directors will request your advisory vote on the following resolution at the Annual Meeting:

RESOLVED, that the compensation paid to the Named Executive Officers, as disclosed in this Proxy Statement pursuant to the SEC’s executive compensation disclosure rules (which disclosure includes the Compensation Discussion and Analysis, the compensation tables and the narrative discussion that accompanies the compensation tables), is hereby approved.

The Say-on-Pay vote is advisory, and therefore not binding on the Company, the compensation committee or our board of directors. Our board of directors and our compensation committee value the opinions of our shareholders and to the extent there is any significant vote against the Named Executive Officer compensation as disclosed in this Proxy Statement, we will consider our shareholders’ concerns and the compensation committee will evaluate whether any actions are necessary to address those concerns. The Company currently conducts a Say-on-Pay vote annually.

The board of directors unanimously recommends a vote FOR the approval of the compensation of the Named Executive Officers as disclosed in this Proxy Statement pursuant to Item 402 of Regulation S-K under the Securities Exchange Act of 1934, including the Compensation Discussion and Analysis, the compensation tables and narrative discussion that accompanies the compensation tables.

PROPOSAL 5

AMENDMENTS TO THE COMPANY’S AMENDED AND RESTATED ARTICLES OF INCORPORATION AND AMENDED AND RESTATED BYLAWS TO DECLASSIFY THE BOARD OF DIRECTORS

The board of directors is submitting for approval by shareholders the following proposed amendments to the Amended and Restated Articles of Incorporation and Amended and Restated Bylaws to eliminate, over a period of three years, the classification or staggering of its board of directors, without affecting the unexpired terms of directors, including the directors elected at the 2022 annual meeting.

The Company’s Amended and Restated Articles of Incorporation and Amended and Restated Bylaws currently provide that the board of directors shall be divided into three classes of directors, with each class elected every three years for a three-year term. At the time of our initial public offering, our board of directors assessed this classified board structure and determined that it was appropriate for our Company as it provides continuity and stability in the board’s business strategies and policies. As we mature as a public company, and after considering the advantages and disadvantages of declassification, including feedback from shareholders and views of commentators, the board of directors has determined it is in the best interests of the Company and its shareholders to amend the Amended and Restated Articles of Incorporation and Amended and Restated Bylaws to declassify the board of directors over the next three years. The board of directors believes that a declassified board structure should be implemented in phases so that directors serving immediately following the 2022 Annual Meeting can serve out the terms to which they have been elected. Approval by shareholders of this proposal would result in a fully declassified Board of Directors by the 2025 annual meeting of shareholders.

If the proposed amendments are adopted and become effective, directors continuing in office immediately after the Annual Meeting would serve out whatever remains in their three-year terms, but directors elected by shareholders beginning at the 2023 annual meeting of shareholders would be elected to one-year terms. Beginning at the 2025 annual meeting of shareholders, all directors would be subject to annual election for one-year terms.

The pertinent sections of the Twelfth Article of the Amended and Restated Articles of Incorporation and Sections 3.2, 3.6 and 3.7 of the Amended and Restated Bylaws, as they would be amended upon shareholder approval of this proposal to declassify the board of directors and make related changes, are attached as Appendices A-2 and A-3 to this Proxy Statement, respectively.

The board of directors has unanimously approved, adopted and declared advisable the amendments to the Amended and Restated Articles of Incorporation and Amended and Restated Bylaws to declassify our board of directors in phases and make related changes as described above. The board of directors has also adopted resolutions recommending that these proposed amendments be submitted to shareholders and recommending that shareholders approve them.

Required Vote

The affirmative vote of the holders of a majority of the Company’s outstanding common stock is required to approve this Proposal 5 to amend the Amended and Restated Articles of Incorporation and Amended and Restated Bylaws to declassify the Company’s board of directors as described above.

Consistent with Pennsylvania law, because the Board of Directors is classified, the Amended and Restated Articles of Incorporation currently provides that the directors are removable by shareholders only “for cause.” Upon the full declassification of the Board of Directors as of the 2025 annual meeting of shareholders, all directors would be removable “with or without cause” upon the vote of shareholders holding a majority of the voting power of the then-outstanding shares of all classes and series of capital stock of the Company entitled to vote at any annual or special meeting of shareholders.

If approved, this proposal would become effective, and the amendments to the Twelfth Article of the Amended and Restated Articles of Incorporation and Sections 3.2, 3.6 and 3.7 of the Amended and Restated Bylaws attached as Appendices A-2 and A-3 to this Proxy Statement would be implemented, upon the filing of a Certificate of Amendment containing the proposed amendment to the Amended and Restated Articles of Incorporation with the Secretary of the Commonwealth of Pennsylvania, which the Company intends to do promptly after the required shareholder approval is obtained.

The board of directors recommends a vote FOR the approval of the amendments to the Amended and Restated Articles of Incorporation and the Amended and Restated Bylaws to declassify the board of directors.

PROPOSAL 6

AMENDMENTS TO THE COMPANY’S AMENDED AND RESTATED ARTICLES OF INCORPORATION AND AMENDED AND RESTATED BYLAWS TO INCREASE THE MAXIMUM ALLOWABLE NUMBER OF DIRECTORS TO 14

The board of directors is submitting for approval by shareholders the following proposed amendments to the Amended and Restated Articles of Incorporation and Amended and Restated Bylaws to increase the maximum allowable number of members that may serve on our board of directors to 14, from the current maximum of 11.

Our board assessed the size of the board as part of its periodic review and consideration of our corporate governance policies, structures and functioning, taking into account ongoing corporate governance trends, peer practices, and views and perspectives of our stakeholders, and determined that it is in the best interests of the Company and its shareholders to amend the Amended and Restated Articles of Incorporation and Amended and Restated Bylaws to increase the maximum allowable number of directors to 14. If Proposal No. 6 is approved by our shareholders, increasing the maximum size of the board of directors to 14, the board has no imminent plans to appoint additional directors to the board.

The pertinent sections of the Twelfth Article of the Amended and Restated Articles of Incorporation and Section 3.2 of the Amended and Restated Bylaws, as they would be amended upon shareholder approval of this proposal to increase the maximum size of the board of directors, are attached as Appendices A-4 and A-5 to this Proxy Statement, respectively.

The board of directors has unanimously approved, adopted and declared advisable the amendments to the Amended and Restated Articles of Incorporation and Amended and Restated Bylaws to increase the maximum allowable number of directors to 14. The board of directors has also adopted resolutions recommending that these proposed amendments be submitted to shareholders and recommending that shareholders approve them.

Required Vote

The affirmative vote of the holders of a majority of the Company’s outstanding common stock is required to approve this Proposal 6 to amend the Amended and Restated Articles of Incorporation and Amended and Restated Bylaws to increase the maximum allowable number of directors to 14 as described above.

If approved, this proposal would become effective, and the amendments to the Twelfth Article of the Amended and Restated Articles of Incorporation and Section 3.2 of the Amended and Restated Bylaws attached as Appendices A-4 and A-5 to this Proxy Statement would be implemented, upon the filing of a Certificate of Amendment containing the proposed amendment to the Amended and Restated Articles of Incorporation with the Secretary of the Commonwealth of Pennsylvania, which the Company intends to do promptly after the required shareholder approval is obtained.

The board of directors recommends a vote FOR the approval of the amendments to the Amended and Restated Articles of Incorporation and the Amended and Restated Bylaws to increase the maximum allowable number of directors to 14.

OTHER MATTERS

Our board of directors does not presently intend to bring any other business before the meeting, and, so far as is known to our board of directors, no matters are to be brought before the meeting except as specified in the Notice of Annual Meeting. As to any business that may properly come before the meeting, however, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

SHAREHOLDER PROPOSALS AND DIRECTOR NOMINATIONS FOR 2023 ANNUAL MEETING OF SHAREHOLDERS

Shareholder proposals submitted to us pursuant to Rule 14a-8 promulgated under the Exchange Act for inclusion in our proxy statement and form of proxy for our 2023 annual meeting of shareholders must be received by us no later than January 5, 2023 and must comply with the requirements of the proxy rules promulgated by the SEC.

In accordance with our current bylaws, for a proposal of a shareholder to be raised from the floor and presented at our 2023 annual meeting of shareholders, other than a shareholder proposal intended to be included in our proxy statement and submitted pursuant to Rule 14a-8 promulgated under the Exchange Act, a shareholder’s notice must be delivered to, or mailed and received at, our principal executive offices, together with all supporting documentation required by our bylaws, (a) not prior to March 16, 2023 nor later than April 15, 2023 or (b) in the event that the 2023 annual meeting of shareholders is held prior to May 15, 2023 or after August 13, 2023, notice by the shareholder must be so received not earlier than the 90th day prior to the annual meeting and not later than the later of the 60th day prior to the annual meeting or the 15th day following the day on which public announcement of the date of the meeting is first made. Shareholder proposals should be addressed to our Corporate Secretary, Five Below, Inc., 701 Market Street, Suite 300, Philadelphia, Pennsylvania 19106.

In addition, to comply with the universal proxy rules (once effective), shareholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice that sets forth the information required by Rule 14a-19 under the Securities Exchange Act of 1934 no later than April 15, 2023.

ANNUAL REPORT TO SHAREHOLDERS

Our 2021 Annual Report has been posted, and is available without charge, on our corporate website at http://investor.fivebelow.com in the “Financial Information” section. For shareholders receiving a Notice of Internet Availability, such Notice will contain instructions on how to request a printed copy of our 2021 Annual Report. For shareholders receiving a printed copy of this Proxy Statement, a copy of our 2021 Annual Report has also been provided to you (including the financial statements and the financial statement schedules but excluding the exhibits thereto). In addition, we will provide, without charge, a copy of our 2021 Annual Report (including the financial statements and the financial statement schedules but excluding the exhibits thereto) to any shareholder of record or beneficial owner of our common stock. Requests can be made by writing to Corporate Secretary, c/o Five Below, Inc., 701 Market Street, Suite 300, Philadelphia, Pennsylvania 19106.

DELIVERY OF DOCUMENTS TO SHAREHOLDERS SHARING AN ADDRESS

We have adopted a procedure, approved by the SEC, called “householding.” Under this procedure, shareholders of record who have the same address and last name and did not receive a Notice of Internet Availability or otherwise receive their proxy materials electronically will receive only one copy of this Proxy Statement and the 2021 Annual Report, unless we are notified that one or more of these shareholders wishes to continue receiving individual copies. This procedure will reduce our printing costs and postage fees.

If you are eligible for householding, but you and other shareholders of record with whom you share an address currently receive multiple copies of this Proxy Statement and the 2021 Annual Report, or if you hold our stock in more than one account, and in either case you wish to receive only a single copy of each of these documents for your household, please contact our Corporate Secretary by mail, c/o Five Below, Inc., 701 Market Street, Suite 300, Philadelphia, Pennsylvania 19106 or by phone at (215) 546-7909. If you participate in householding and wish to receive a separate copy of this Proxy Statement and the 2021 Annual Report, or if you do not wish to continue to participate in householding and prefer to receive separate copies of these documents in the future, please contact our Corporate Secretary as indicated above.

If your shares are held in street name through a broker, bank or other intermediary, please contact your broker, bank or intermediary directly if you have questions, require additional copies of this Proxy Statement or the 2021 Annual Report or wish to receive a single copy of such materials in the future for all beneficial owners of shares of the Company’s common stock sharing an address.

Appendix A-1

FIVE BELOW, INC.

2022 EQUITY INCENTIVE PLAN

SECTION 1. Purpose; Definitions. The purposes of the Five Below, Inc. 2022 Equity Incentive Plan (as amended from time to time, the “Plan”) are to: (a) enable Five Below, Inc. (the “Company”) and its affiliated companies to recruit and retain highly qualified employees, directors and consultants; (b) provide those employees, directors and consultants with an incentive for productivity; and (c) provide those employees, directors and consultants with an opportunity to share in the growth and value of the Company. Upon the Plan’s Effective Date (as defined below), no further awards shall be made under the Five Below, Inc. Amended and Restated Equity Incentive Plan (the “Prior Plan”).

For purposes of the Plan, the following terms will have the meanings defined below, unless the context clearly requires a different meaning:

(a) “Adoption Date” will have the meaning set forth in Section 23 hereof.

(b) “Affiliate” means, with respect to a Person, a Person that directly or indirectly controls, is controlled by, or is under common control with such Person.

(c) “Applicable Law” means the legal requirements relating to the administration of and issuance of securities under stock incentive plans, including, without limitation, the requirements of state corporations law, federal, state and foreign securities law, federal, state and foreign tax law, and the requirements of any stock exchange or quotation system upon which the Shares may then be listed or quoted.

(d) “Award” means an award of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, or Other Stock-Based Awards made under this Plan.

(e) “Award Agreement” means, with respect to any particular Award, the written document that sets forth the terms of that particular Award.

(f) “Board” means the Board of Directors of the Company, as constituted from time to time.

(g) “Cause” means, with respect to any Participant: (i) the Participant’s habitual intoxication or drug addiction; (ii) the Participant’s violation of the Company’s written policies, procedures or codes including, without limitation, those with respect to harassment (sexual or otherwise) and ethics; (iii) the Participant’s refusal or willful failure by the Participant to perform such duties as may reasonably be delegated or assigned to him or her, consistent with his or her position; (iv) the Participant’s willful refusal or willful failure to comply with any requirement of the Securities and Exchange Commission or any securities exchange or self-regulatory organization then applicable to the Company; (v) the Participant’s willful or wanton misconduct in connection with the performance of his or her duties including, without limitation, breach of fiduciary duties; (vi) the Participant’s breach (whether due to inattention, neglect, or knowing conduct) of any of the material provisions of his or her employment or service agreement, if any; (vii) the Participant’s conviction of, guilty, no contest or nolo contendere plea to, or admission or confession to any felony (other than driving while intoxicated or driving under the influence of alcohol) or any act of fraud, misappropriation, embezzlement or any misdemeanor involving moral turpitude; (viii) the Participant’s dishonesty detrimental to the best interest of the Company; (ix) the Participant’s involvement in any matter which, in the opinion of the Company’s Chief Executive Officer (or, in the case of the Chief Executive Officer, the Committee), is reasonably likely to cause material prejudice or embarrassment to the Company’s business; or (x) solely in the case of a Non-Employee Director, any other action by the Participant which the Board determines constitutes “cause.” Notwithstanding the foregoing, if the Participant and the Company (or any of its Affiliates) have entered into an employment agreement, consulting agreement or other similar agreement that specifically defines “cause,” then with respect to such Participant, “Cause” shall have the meaning defined in such other agreement.

(h) “Change in Control” shall mean the occurrence of any of the following events:

(i) Any Person becomes the beneficial owner (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than 50% of Outstanding Voting Securities; provided, however, that, for purposes of this definition, the following acquisitions shall not constitute a Change in Control: (i) any acquisition directly from the Company, (ii) any acquisition by the Company, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Subsidiary, or (iv) any acquisition pursuant to a Corporate Transaction that complies with subsections (x), (y) or (z) of Section 1(h)(iii);

(ii) during any twelve month period, individuals who at the beginning of such period constitute the Board and any new Director (other than a Director designated by a person who has entered into an agreement with the Company to effect a transaction described in Section 1(h)(i), Section 1(h)(iii), or Section 1(h)(iv) hereof) whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least a majority of the directors then still in office who either were directors at the beginning of the period of whose election or nomination for election was previously approved, cease for any reason to constitute a majority thereof;

(iii) Consummation of a Corporate Transaction unless, following such Corporate Transaction, (x) all or substantially all of the individuals and entities that were the beneficial owners of the Outstanding Voting Securities immediately prior to such Corporate Transaction beneficially own, directly or indirectly, more than 50% of the then-outstanding combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors (or, for a non-corporate entity, equivalent governing body) of the entity resulting from such Corporate Transaction (including, without limitation, an entity that, as a result of such transaction, owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership of the Outstanding Voting Securities immediately prior to such Corporate Transaction, (y) no Person (excluding any corporation resulting from such Corporate Transaction or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Corporate Transaction) beneficially owns, directly or indirectly, more than 50% of the combined voting power of the then-outstanding voting securities of such entity, except to the extent that such ownership existed prior to the Corporate Transaction, and (z) at least a majority of the members of the board of directors (or, for a non-corporate entity, equivalent governing body) of the entity resulting from such Corporate Transaction were Directors at the time of the execution of the initial agreement or of the action of the Board providing for such Corporate Transaction; or

(iv) The stockholders of the Company give approval of a complete liquidation or dissolution of the Company.

Notwithstanding anything in the Plan or an Award Agreement to the contrary, to the extent necessary to comply with Section 409A of the Code, no event that, but for the application of this paragraph, would be a Change in Control as defined in the Plan or the Award Agreement, as applicable, shall be a Change in Control unless such event is also a “change in control event” as defined in Section 409A of the Code.

(i) “Code” means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

(j) “Committee” means the committee designated by the Board to administer the Plan under Section 2. To the extent required under Applicable Law, the Committee shall have at least two members and each member of the Committee shall be a Non-Employee Director. Unless otherwise determined by the Board, the compensation committee of the Board will serve as the Committee.

(k) “Company” will have the meaning set forth above in this Section 1.

(l) “Compensation” will have the meaning set forth in Section 3(f) hereof.

(m) “Corporate Transaction” means a reorganization, merger, statutory share exchange, consolidation, sale of all or substantially all of the Company’s assets, or the acquisition of assets or stock of another entity by the Company, or other corporate transaction involving the Company or any of its Subsidiaries.

(n) “Director” means a member of the Board.

(o) “Director Limit” will have the meaning set forth in Section 3(f) hereof.

(p) “Disability” means a condition rendering the Participant Disabled.

(q) “Disabled” will have the same meaning as set forth in Section 22(e)(3) of the Code.

(r) “Effective Date” will have the meaning set forth in Section 23 hereof.

(s) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(t) “Fair Market Value” means, as of any date, unless otherwise provided by the Committee, the value of a Share determined as follows: (i) if the Shares are listed on any established stock exchange or a national market system, including, without limitation, the Nasdaq Global Select Market, the Fair Market Value of a Share will be the closing sales price for such stock as quoted on that exchange or system at the close of regular hours trading on the date of determination (or if the date of determination is not a trading day, the last preceding trading day); (ii) if the Shares are regularly quoted by recognized securities dealers but selling prices are not reported, the Fair Market Value of a Share will be the mean between the high bid and low asked prices for Shares at the close of regular hours trading on the date of determination (or if the date of determination is not a trading day, the last preceding trading day); or (iii) if Shares are not traded as set forth above, the Fair Market Value will be determined in good faith by the Committee taking into consideration such factors as the Committee considers appropriate, such determination by the Committee to be final, conclusive and binding. Notwithstanding the foregoing, in connection with a Change in Control, Fair Market Value shall be determined in good faith by the Committee, such determination by the Committee to be final, conclusive and binding.

(u) “Incentive Stock Option” means any Option intended to be an “Incentive Stock Option” within the meaning of Section 422 of the Code.

(v) “Non-Employee Director” will have the meaning set forth in Rule 16b-3(b)(3)(i) promulgated by the Securities and Exchange Commission under the Exchange Act, or any successor definition adopted by the Securities and Exchange Commission.

(w) “Non-Qualified Stock Option” means any Option that is not an Incentive Stock Option.

(x) “Option” means any option to purchase Shares (including an option to purchase Restricted Stock, if the Committee so determines) granted pursuant to Section 5 hereof.

(y) “Other Stock-Based Award” means an Award valued in whole or in part by reference to, or otherwise based on, Shares, other than an Award of Options, Stock Appreciation Rights, Restricted Stock, or Restricted Stock Units, which Award is granted pursuant to Section 10 hereof.

(z) “Outstanding Voting Securities” means the outstanding voting securities of the Company entitled to vote generally in the election of Directors.

(aa) “Parent” means, in respect of the Company, a “parent corporation” as defined in Section 424(e) of the Code.

(bb) “Participant” means an employee, consultant, Director, or other service provider of or to the Company or any of its Affiliates to whom an Award is granted.

(cc) “Person” means an individual, partnership, corporation, limited liability company, trust, joint venture, unincorporated association, or other entity or association.

(dd) “Plan” will have the meaning set forth above in this Section 1.

(ee) “Prior Plan” will have the meaning set forth above in this Section 1.

(ff) “Prior Plan Awards” mean awards granted under the Prior Plan.

(gg) “Restriction Period” will have the meaning set forth in Section 8(c)(i) hereof.

(hh) “Restricted Stock” means Shares that are subject to restrictions pursuant to Section 8 hereof.

(ii) “Restricted Stock Unit” means a right granted under and subject to restrictions pursuant to Section 9 hereof.

(jj) “Section 409A” will have the meaning set forth in Section 22 hereof.

(kk) “Securities Act” means the Securities Act of 1933, as amended.

(ll) “Shares” means shares of the Company’s common stock, par value $0.01, subject to substitution or adjustment as provided in Section 12 hereof.

(mm) “Stock Appreciation Right” means a right granted under and subject to Section 6 hereof.

(nn) “Subsidiary” means, in respect of the Company, a subsidiary company as defined in Sections 424(f) and (g) of the Code.

(oo) “Vesting Conditions” will have the meaning set forth in Section 5(a).

SECTION 2. Administration. The Plan shall be administered by the Committee; provided that, notwithstanding anything to the contrary herein, in its sole discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan except with respect to matters which under Applicable Law are required to be determined in the sole discretion of the Committee. Any action of the Committee in administering the Plan shall be final, conclusive and binding on all persons, including the Company, its Subsidiaries, Affiliates, their respective employees, the Participants, persons claiming rights from or through Participants and stockholders of the Company.

The Committee will have full authority to grant Awards under this Plan and determine the terms of such Awards. Such authority will include the right to:

(a) select the individuals to whom Awards are granted (consistent with the eligibility conditions set forth in Section 4);

(b) determine the type of Award to be granted;

(c) determine the number of Shares, if any, to be covered by each Award;

(d) establish the other terms and conditions of each Award;

(e) accelerate the vesting or exercisability of an Award;

(f) waive any conditions or restrictions associated with an Award;

(g) extend the period of time during which an Award may be exercised (but in no event beyond the expiration of the original Award term); and

(h) modify or amend each Award, subject to the Participant’s consent if such modification or amendment would materially impair such Participant’s rights.

The Committee will have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it, from time to time, deems advisable; to interpret the terms and provisions of the Plan and any Award issued under the Plan (and any Award Agreement); and to otherwise take any action that may be necessary or desirable to facilitate the administration of the Plan. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award Agreement in the manner and to the extent it deems necessary to carry out the intent of the Plan.

To the extent permitted by Applicable Law and the Company’s governing documents, the Committee may delegate its authority as identified herein to any individual or committee of individuals (who may, but need not be, one or more Directors or Non-Employee Directors), including without limitation the authority to grant Awards hereunder. To the extent that the Committee delegates its authority to make Awards hereunder, applicable references in the Plan to the Committee’s authority to make Awards and determinations with respect thereto shall be deemed to include the Committee’s delegate, but the authority to administer the Plan will otherwise remain with the Committee. The Committee may revoke any such delegation at any time for any reason with or without prior notice.

No Director will be liable for any good faith determination, act or omission in connection with the Plan or any Award.

SECTION 3. Shares Subject to the Plan.

(a) Shares Subject to the Plan. Subject to adjustment as provided in Section 12 of the Plan, the maximum number of Shares that may be issued under the Plan is (i) 3,500,000 Shares, minus (ii) the number of Shares subject to Prior Plan Awards issued between April 2, 2022 and the Effective Date, plus (iii) up to 800,000 additional Shares subject to Prior Plan Awards pursuant to Section 3(c) hereof. Any Shares issued hereunder may consist, in whole or in part, of authorized and unissued Shares or treasury shares.

(b) Substitute Awards. Notwithstanding the foregoing, any Shares issued in respect of Awards granted in substitution for equity-based awards of an entity acquired by the Company or a Subsidiary, or with which the Company or a Subsidiary combines, will not be counted against the number of Shares available for issuance hereunder.

(c) Share Recycling. If and to the extent that an Award or a Prior Plan Award terminates, expires, is canceled or is forfeited for any reason on or after the Effective Date (including upon cancellation or settlement of such award in exchange for cash or property other than Shares), the Shares associated with that Award or Prior Plan Award will become available (or again be available) for grant under the Plan. Similarly, Shares withheld on or after the Effective Date in settlement of a tax withholding obligation associated with an Award or a Prior Plan Award (other than a stock option or stock appreciation right), will become available (or again be available) for grant under the Plan. However, for the avoidance of doubt, in the case of a stock-based settlement of a stock appreciation right (whether granted under this Plan or a Prior Plan), any Shares that are subject to the exercised portion of the Award that are not delivered upon such exercise will not again be available for grant under the Plan. Similarly, any Shares withheld in satisfaction of the exercise price of a stock option (whether granted under this Plan or a Prior Plan), will not become available (or again be available) for grant under the Plan.

(d) Incentive Stock Option Limit. Subject to adjustment as provided in Section 12 of the Plan, the maximum aggregate number of Shares that may be issued under the Plan in respect of Incentive Stock Options is 4,300,000.

(e) Foreign Holders. Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in countries other than the United States in which the Company and/or any of its respective Affiliates operate or have employees, directors and consultants, or in order to comply with the requirements of any foreign securities exchange or other Applicable Law, the Committee, in its discretion, shall have the power and authority to: (i) modify the terms and conditions of any Award granted to employees, directors and consultants outside the United States to comply with Applicable Law (including, without limitation, applicable foreign laws or listing requirements of any foreign securities exchange); (ii) establish subplans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable; provided, however, that no such subplans and/or modifications shall increase the share limitations contained in Section 3; and (iii) take any action, before or after an Award is made, that it deems advisable to obtain approval or comply with any necessary local governmental regulatory exemptions or approvals or listing requirements of any foreign securities exchange.

(f) Annual Compensation Limitations for Non-Employee Directors. Beginning with the first fiscal year following the fiscal year in which the Effective Date occurs, the aggregate amount of equity and cash compensation (collectively “Compensation”) payable to a Non-Employee Director with respect to a fiscal year, whether under the Plan or otherwise, for services as a Non-Employee Director, shall not exceed $750,000; provided however, that such amount shall be $1,000,000 for the fiscal year in which the applicable Non-Employee Director is initially elected or appointed to the Board (collectively, the “Director Limit”). Equity incentive awards shall be counted towards the Director Limit in the fiscal year in which they are granted, based on the grant date fair value of such awards for financial reporting purposes (but excluding the impact of estimated forfeitures related to service-based vesting provisions). Cash fees shall be counted towards the Director Limit in the fiscal year for which they are reported as compensation in the Company’s director compensation disclosures pursuant to Item 402 of Regulation S-K under the Securities Act, or a successor provision. The Director Limit shall not apply to (i) Compensation earned by a Non-Employee Director solely in his or her capacity as chairperson of the Board or lead independent director; (ii) Compensation earned with respect to services a Non-Employee Director provides in a capacity other than as a Non-Employee Director, such as an advisor or consultant to the Company; and (iii) Compensation awarded by the Board to a Non-Employee Director in extraordinary circumstances, as determined by the Board in its discretion, in each case provided that the Non-Employee Director receiving such additional Compensation does not participate in the decision to award such Compensation.

SECTION 4. Eligibility. Employees, Directors, consultants, and other persons who provide services to the Company or its Affiliates are eligible to be granted Awards under the Plan. However, only employees of the Company, any Parent or a Subsidiary are eligible to be granted Incentive Stock Options.

SECTION 5. Options. Options granted under the Plan may be of two types: (i) Incentive Stock Options or (ii) Non-Qualified Stock Options. The Award Agreement shall state whether such grant is an Incentive Stock Option or a Non-Qualified Stock Option.

The Award Agreement evidencing any Option will incorporate the following terms and conditions and will contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee deems appropriate in its discretion:

(a) Option Price. The exercise price per Share under an Option will be determined by the Committee and will not be less than 100% of the Fair Market Value on the date of the grant. However, any Incentive Stock Option granted to any Participant who, at the time the Option is granted, owns, either directly and/or within the meaning of the attribution rules contained in Section 424(d) of the Code, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, will have an exercise price per Share of not less than 110% of Fair Market Value on the date of the grant.

(b) Option Term. The term of each Option will be fixed by the Committee, but no Option will be exercisable more than 10 years after the date the Option is granted. However, any Incentive Stock Option granted to any Participant who, at the time such Option is granted, owns, either directly and/or within the meaning of the attribution rules contained in Section 424(d) of the Code, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, may not have a term of more than 5 years. No Option may be exercised by any Person after the expiration of the term of the Option.

(c) Exercisability. Options will vest and be exercisable at such time or times and subject to such terms and conditions as determined by the Committee. Such terms and conditions may include the continued employment or service of the Participant, the attainment of specified individual or corporate goals, or such other factors as the Committee may determine in its discretion (the “Vesting Conditions”). The Committee may provide in the terms of an Award Agreement that the Participant may exercise the unvested portion of an Option in whole or in part in exchange for shares of Restricted Stock subject to the same vesting terms as the portion of the Option so exercised. Restricted Stock acquired upon the exercise of an unvested Option shall be subject to such additional terms and conditions as determined by the Committee.

(d) Method of Exercise. Subject to the terms of the applicable Award Agreement, the exercisability provisions of Section 5(c) and the termination provisions of Section 7 Options may be exercised in whole or in part from time to time during their term by the delivery of written notice to the Company specifying the number of Shares to be purchased. Such notice will be accompanied by payment in full of the purchase price and any taxes required to be withheld in connection with such exercise, either by certified or bank check, or such other means as the Committee may accept. The Committee may, in its discretion, permit payment of the exercise price of an Option in the form of previously acquired Shares based on the fair market value of the Shares on the date the Option is exercised or through means of a “net settlement,” whereby the Option exercise price will not be due in cash and where the number of Shares issued upon such exercise will be equal to: (A) the product of (i) the number of Shares as to which the Option is then being exercised, and (ii) the excess, if any, of (a) the then current fair market value over (b) the Option exercise price, divided by (B) the then current fair market value.

An Option will not confer upon a Participant any of the rights or privileges of a stockholder in the Company unless and until the Participant exercises the Option in accordance with the paragraph above and is issued Shares pursuant to such exercise.

(e) Incentive Stock Option Limitations. In the case of an Incentive Stock Option, the aggregate Fair Market Value (determined as of the time of grant) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year under the Plan and/or any other plan of the Company, its Parent or any Subsidiary will not exceed $100,000. For purposes of applying the foregoing limitation, Incentive Stock Options will be taken into account in the order granted. To the extent any Option does not meet such limitation, that Option will be treated for all purposes as a Non-Qualified Stock Option.

(f) Termination of Service. Unless otherwise specified in the applicable Award Agreement or as otherwise provided by the Committee at or after the time of grant, Options will be subject to the terms of Section 7 with respect to exercise upon or following termination of employment or other service.

SECTION 6. Stock Appreciation Right. Subject to the other terms of the Plan, the Committee may grant Stock Appreciation Rights to eligible individuals. Each Stock Appreciation Right shall represent the right to receive, upon exercise, an amount equal to the number of Shares subject to the Award that is being exercised multiplied by the excess of (i) the Fair Market Value on the date the Award is exercised, over (ii) the base price specified in the applicable Award Agreement. Distributions may be made in cash, Shares, or a combination of both, at the discretion of the Committee. The Award Agreement evidencing each Stock Appreciation Right shall indicate the base price, the term and the Vesting Conditions for such Award. A Stock Appreciation Right base price may never be less than the Fair Market Value of the underlying Share on the date of grant of such Stock Appreciation Right. The term of each Stock Appreciation Right will be fixed by the Committee, but no Stock

Appreciation Right will be exercisable more than 10 years after the date the Stock Appreciation Right is granted. Subject to the terms and conditions of the applicable Award Agreement, Stock Appreciation Rights may be exercised in whole or in part from time to time during their term by the delivery of written notice to the Company specifying the portion of the Award to be exercised. Unless otherwise specified in the applicable Award Agreement or as otherwise provided by the Committee at or after the time of grant, Stock Appreciation Rights will be subject to the terms of Section 7 with respect to exercise upon or following termination of employment or other service.

SECTION 7. Termination of Service. Unless otherwise specified with respect to a particular Option or Stock Appreciation Right in the applicable Award Agreement or otherwise determined by the Committee, any portion of an Option or Stock Appreciation Right that is not exercisable upon termination of service will expire immediately and automatically upon such termination and any portion of an Option or Stock Appreciation Right that is exercisable upon termination of service will expire on the date it ceases to be exercisable in accordance with this Section 7.

(a) Termination by Reason of Death. If the Participant’s service with the Company or any Affiliate terminates by reason of death, any Option or Stock Appreciation Right held by such Participant may thereafter be exercised, to the extent it was exercisable at the time of his or her death or on such accelerated basis as the Committee may determine at or after grant, by the legal representative of the estate or by the legatee of the Participant, for a period expiring (i) at such time as may be specified by the Committee at or after grant, or (ii) if not specified by the Committee, then 12 months from the date of death, or (iii) if sooner than the applicable period specified under (i) or (ii) above, upon the expiration of the stated term of such Option or Stock Appreciation Right.

(b) Termination by Reason of Disability. If the Participant’s service with the Company or any Affiliate terminates by reason of Disability, any Option or Stock Appreciation Right held by such Participant may thereafter be exercised by the Participant or his or her personal representative, to the extent it was exercisable at the time of termination, or on such accelerated basis as the Committee may determine at or after grant, for a period expiring (i) at such time as may be specified by the Committee at or after grant, or (ii) if not specified by the Committee, then 12 months from the date of termination of service, or (iii) if sooner than the applicable period specified under (i) or (ii) above, upon the expiration of the stated term of such Option or Stock Appreciation Right.

(c) Cause. If the Participant’s service with the Company or any Affiliate is terminated for Cause or if the Participant resigns at a time that there was a Cause basis for such Participant’s termination: (i) any Option or Stock Appreciation Right, or portion thereof, not already exercised will be immediately and automatically forfeited as of the date of such termination, and (ii) any Shares that the Company has not yet delivered, if applicable, will be immediately and automatically forfeited and the Company will refund to the Participant the Option exercise price paid for such Shares, if any.

(d) Other Termination. If the Participant’s service with the Company or any Affiliate terminates for any reason other than death, Disability or Cause, any Option or Stock Appreciation Right held by such Participant may thereafter be exercised by the Participant, to the extent it was exercisable at the time of such termination, or on such accelerated basis as the Committee may determine at or after grant, for a period expiring (i) at such time as may be specified by the Committee at or after grant, or (ii) if not specified by the Committee, then 90 days from the date of termination of service, or (iii) if sooner than the applicable period specified under (i) or (ii) above, upon the expiration of the stated term of such Option or Stock Appreciation Right.

SECTION 8. Restricted Stock.

(a) Issuance. Restricted Stock may be issued either alone or in conjunction with other Awards. The Committee will determine the time or times within which Restricted Stock may be subject to forfeiture, and all other conditions of such Awards. The purchase price for Restricted Stock may, but need not, be zero.

(b) Certificates. Upon the Award of Restricted Stock, the Committee may direct that a certificate or certificates representing the number of Shares subject to such Award be issued to the Participant or placed in a restricted stock account (including an electronic account) with the transfer agent and in either case designating the Participant as the registered owner. The certificate(s), if any, representing such shares shall be physically or electronically legended, as applicable, as to sale, transfer, assignment, pledge or other encumbrances during the Restriction Period (as defined below). If physical certificates are issued, they will be held in escrow by the Company or its designee during the Restriction Period. As a condition to any Award of Restricted Stock, the Participant may be required to deliver to the Company a share power, endorsed in blank, relating to the Shares covered by such Award.

(c) Restrictions and Conditions. The Award Agreement evidencing the grant of any Restricted Stock will incorporate the following terms and conditions and such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee deems appropriate in its discretion:

(i) During a period commencing with the date of an Award of Restricted Stock and ending at such time or times as specified by the Committee (the “Restriction Period”), the Participant will not be permitted to sell, transfer, pledge, assign or otherwise encumber Restricted Stock awarded under the Plan. The Committee may condition the lapse of restrictions on Restricted Stock upon one or more Vesting Conditions.

(ii) While any Share of Restricted Stock remains subject to restriction, the Participant will have, with respect to the Restricted Stock, the right to vote the Share.

(iii) Subject to the provisions of the applicable Award Agreement or as otherwise determined by the Committee, if the Participant’s service with the Company and its Affiliates terminates prior to the expiration of the applicable Restriction Period, the Participant’s Restricted Stock that then remains subject to forfeiture will then be forfeited automatically.

SECTION 9. Restricted Stock Units. Subject to the other terms of the Plan, the Committee may grant Restricted Stock Units to eligible individuals and may impose one or more Vesting Conditions on such units. Each Restricted Stock Unit will represent a right to receive from the Company, upon fulfillment of any applicable conditions, an amount equal to the Fair Market Value (at the time of the distribution). Payment in respect of a Restricted Stock Unit Award may be made in cash, Shares or both, the discretion of the Committee. The Award Agreement evidencing a grant of Restricted Stock Units shall set forth the Vesting Conditions, and time and form of payment with respect to such Award. The Participant shall not have any stockholder rights with respect to the Shares subject to a Restricted Stock Unit Award until that Award vests and the Shares are actually issued thereunder. Subject to the provisions of the applicable Award Agreement or as otherwise determined by the Committee, if the Participant’s service with the Company terminates prior to the Restricted Stock Unit Award vesting in full, any portion of the Participant’s Restricted Stock Units that then remain subject to forfeiture will then be forfeited automatically.

SECTION 10. Other Stock-Based Awards. Subject to the other terms of the Plan, the Committee may grant Other Stock-Based Awards (including Awards to receive unrestricted Shares, or Awards that are payable in, valued in whole or in part by reference to, or otherwise based on or related to Shares) either alone or in conjunction with other Awards under the Plan. Subject to Applicable Law, Other Stock-based Awards may be granted in lieu of other compensation to which the Participant is entitled from the Company. The Committee shall establish the terms and conditions of Other Stock-Based Awards in its discretion, including Vesting Conditions (if any). Payment in respect of an Other Stock-Based Award may be made in cash, Shares or both, at the discretion of the Committee.

SECTION 11. Dividends and Dividend Equivalent Rights. Notwithstanding anything to the contrary herein:

(a) No cash distribution or dividend equivalent rights will be payable with respect to Options or Stock Appreciation Rights;

(b) Cash distributions or dividends that become payable with respect to a Share of Restricted Stock while it remains subject to restriction will be subjected to the same Restriction Period as is applicable to the Restricted Stock with respect to which such amounts are paid, or, if the Committee so determines, reinvested in additional Restricted Stock to the extent Shares are available under Section 3(a) of the Plan, which additional Restricted Stock shall also be subjected to the same Restriction Period; and

(c) An Award Agreement for Restricted Stock Units or an Other Stock-Based Award may provide for the inclusion of dividend equivalent rights entitling a Participant to payments or credits equal to the cash dividends that would otherwise have been paid with respect to the Shares subject to an Award, had such Shares been outstanding. The Committee may provide that such dividend equivalent rights will be paid or credited in cash, or paid or credited in Shares (based on the Fair Market Value on the dividend payment date). Any such dividend equivalent payments or credits shall be subject to the same Vesting Conditions as the underlying Award (or portion thereof) to which they relate.

SECTION 12. Adjustments. If the number of outstanding Shares is increased or decreased or the Shares are changed into or exchanged for a different number or kind of shares or other securities of the Company on account of any recapitalization, reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such Shares effected without receipt of consideration by the Company, or there occurs any spin-off, split-up, extraordinary cash dividend or other distribution of assets by the Company, the Committee, to prevent dilution or enlargement of Participants’ rights under the Plan, shall, in such manner as it deems equitable, substitute or adjust, in its sole discretion, the number and kind of shares that may be issued under the Plan or under any outstanding Awards, the number and kind of shares subject to outstanding Awards, the exercise price, grant price or purchase price applicable to outstanding Awards, and/or any other affected terms and conditions of this Plan or outstanding Awards.

SECTION 13. Corporate Transaction. Unless otherwise specified in the applicable Award Agreement, and subject to the provisions of Section 14, in the event of a Corporate Transaction, the Plan and the Awards issued hereunder shall continue in effect in accordance with their respective terms, except that following a Corporate Transaction either (i) each outstanding Award shall be treated as provided for in the agreement entered into in connection with the Corporate Transaction, or (ii) if not so provided in such agreement, each Participant shall be entitled to receive in respect of each Share subject to an outstanding Award, upon exercise or payment or transfer in respect of an Award, the same number and kind of stock, securities, cash, property or other consideration that each holder of a Share was entitled to receive in the Corporate Transaction in respect of a Share; provided, however, that, unless otherwise determined by the Committee, such stock, securities, cash, property or other consideration shall remain subject to all of the conditions, restrictions and performance criteria which were applicable to the Award prior to such Corporate Transaction. Without limiting the generality of the foregoing, the treatment of outstanding Options and Stock Appreciation Rights pursuant to this Section 13 in connection with a Corporate Transaction may include the cancellation of outstanding Options and Stock Appreciation Rights upon consummation of the Corporate Transaction as long as, at the election of the Committee, (i) the holders of affected Options and Stock Appreciation Rights have been given an opportunity to exercise the Options or Stock Appreciation Rights (to the extent otherwise exercisable) immediately prior to (and contingent upon the occurrence of) the Corporate Transaction or (ii) the holders of the affected Options and Stock Appreciation Rights are paid (in cash or cash equivalents) in respect of each Share covered by the Option or Stock Appreciation Right being canceled an amount equal to the excess, if any, of the per share price paid or distributed to stockholders in the Corporate Transaction (the value of any non-cash consideration to be determined by the Committee in its sole discretion) over the exercise price or base price, as applicable. For avoidance of doubt, (1) the cancellation of Options and Stock Appreciation Rights pursuant to clause (ii) of the preceding sentence may be effected notwithstanding anything to the contrary contained in this Plan or any Award Agreement and (2) if the amount determined pursuant to clause (ii) of the preceding sentence is zero or less, the affected Option or Stock Appreciation Right may be cancelled without any payment therefore. The Committee need not treat each Award in a uniform manner under this Section 13.

SECTION 14. Consequences of a Change in Control.

(a) Unless otherwise specified in the applicable Award Agreement, all outstanding Awards held by a Non-Employee Director shall be treated as follows upon a Change in Control: (x) all time-based Vesting Conditions shall be deemed fulfilled, and (y) performance-based Vesting Conditions shall be deemed fulfilled at the greater of the “target” performance level or the “actual” level of achievement through the Change in Control (or other reasonably proximate date selected by the Committee based on the availability of relevant data), as determined by the Committee in its discretion.

(b) Unless otherwise specified in the applicable Award Agreement, all outstanding Awards held by a Participant that is not a Non-Employee Director, shall be treated as follows upon a Change in Control:

(i) The Committee may in its discretion, without the need for the consent of any Participant, arrange for the assumption, conversion or replacement of any such outstanding Awards upon a Change in Control. To the extent such Awards are assumed, converted or replaced by the resulting entity in the Change in Control, if, within two years after the date of the Change in Control, the Participant’s service is terminated by the Company (or the resulting entity in the Change in Control) without Cause, then (x) all time-based Vesting Conditions shall be deemed fulfilled, and (y) performance-based Vesting Conditions shall be deemed fulfilled at the greater of the “target” performance level or the “actual” level of achievement through the Participant’s termination date (or other reasonably proximate date selected by the Committee based on the availability of relevant data), as determined by the Committee in its discretion .

(ii) To the extent such Awards are not assumed, converted or replaced by the resulting entity in the Change in Control, then upon the Change in Control, (x) all time-based Vesting Conditions shall be deemed fulfilled, and (y) performance-based Vesting Conditions shall be deemed fulfilled at the greater of the “target” performance level or the “actual” level of achievement through the Change in Control (or other reasonably proximate date selected by the Committee based on the availability of relevant data), as determined by the Committee in its discretion.

Notwithstanding any provision of this Section 14, in the case of any Award subject to Section 409A of the Code, the Committee shall only be permitted to take actions under this Section 14 to the extent that such actions would be consistent with the intended treatment of such Award under Section 409A of the Code.

SECTION 15. Amendments and Termination. Subject to any stockholder approval that may be required under Applicable Law, the Board may amend or terminate the Plan at any time.

SECTION 16. Prohibition on Repricing Programs. Neither the Committee nor the Board shall (i) implement any cancellation/re-grant program pursuant to which outstanding Options or Stock Appreciation Rights are cancelled and new Options or Stock Appreciation Rights are granted in replacement with a lower exercise or base price per share, (ii) cancel outstanding Options or Stock Appreciation Rights with exercise prices or base prices per share in excess of the then current Fair Market Value for consideration payable in equity securities of the Company or cash, or (iii) otherwise directly reduce the exercise price or base price in effect for outstanding Options or Stock Appreciation Rights under the Plan (other than as permitted under Sections 12, 13 or 14 herein), without in each such instance obtaining stockholder approval.

SECTION 17. Conditions Upon Grant of Awards and Issuance of Shares.

(a) The implementation of the Plan, the grant of any Award and the issuance of Shares in connection with the issuance, exercise or vesting of any Award made under the Plan shall be subject to the Company’s procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the Awards made under the Plan and the Shares issuable pursuant to those Awards.

(b) No Shares or other assets shall be issued or delivered under the Plan unless and until there shall have been compliance with all applicable requirements of Applicable Law.

(c) If the Company cannot, by the exercise of commercially reasonable efforts, obtain authority from any regulatory body having jurisdiction over the issuance or sale of Shares under this Plan, and such authority is deemed by the Company’s counsel to be necessary to the lawful issuance of those Shares, the Company will be relieved of any liability for failing to issue or sell those Shares.

SECTION 18. Limits on Transferability; Beneficiaries. No Award or other right or interest of a Participant under the Plan shall be pledged, encumbered, or hypothecated to, or in favor of, or subject to any lien, obligation, or liability of such Participant to, any party, other than the Company, any Subsidiary or Affiliate, or assigned or transferred by such Participant other than by will or the laws of descent and distribution, and such Awards and rights shall be exercisable during the lifetime of the Participant only by the Participant or his or her guardian or legal representative. Notwithstanding the foregoing, the Committee may, in its discretion, provide that Awards or other rights or interests of a Participant granted pursuant to the Plan (other than an Incentive Stock Option) be transferable, without consideration, to immediate family members (i.e., children, grandchildren or spouse), to trusts for the benefit of such immediate family members and to partnerships in which such family members are the only partners. The Committee may attach to such transferability feature such terms and conditions as it deems advisable. In addition, a Participant may, in the manner established by the Committee, designate a beneficiary (which may be a person or a trust) to exercise the rights of the Participant, and to receive any distribution, with respect to any Award upon the death of the Participant. A beneficiary, guardian, legal representative or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award Agreement applicable to such Participant, except as otherwise determined by the Committee, and to any additional restrictions deemed necessary or appropriate by the Committee.

SECTION 19. Withholding of Taxes. No later than the date as of which an amount first becomes includible in the gross income of the Participant for federal income tax purposes with respect to any Award under the Plan, the Participant will pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, any federal, state or local taxes of any kind required by law to be withheld with respect to such amount. To the extent authorized by the Committee, the required tax withholding may be satisfied by the withholding of Shares subject to the Award based on the fair market value of those Shares, as determined by the Company, but in any case, not in excess of the amount determined based on the maximum statutory tax rate in the applicable jurisdiction. The obligations of the Company under the Plan will be conditioned on such payment or arrangements and the Company will have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant.

SECTION 20. Clawback. All Awards made under the Plan (whether vested or unvested) are subject to rescission, cancellation or recoupment, in whole or in part, under any current or future “clawback” or similar policy of the Company that is applicable to the Participant. Notwithstanding any other provisions in this Plan, any Award which is subject to recovery under any law, government regulation or stock exchange listing requirement, will be subject to such deductions and “clawback” as may be required to be made pursuant to such law, government regulation or stock exchange listing requirement.

SECTION 21. General Provisions.

(a) The Committee may require each Participant to represent to and agree with the Company in writing that the Participant is acquiring securities of the Company for investment purposes and without a view to distribution thereof and as to such other matters as the Committee believes are appropriate.

(b) The Awards, and any Shares associated therewith, shall be subject to the Company’s stock ownership, securities trading, anti-hedging and other similar policies, as in effect from time to time.

(c) All Shares or other securities delivered under the Plan will be subject to such stop-transfer orders and other restrictions as the Board may deem necessary to reflect the terms of the applicable Award or advisable to comply with the rules, regulations and other requirements of the Securities Act, the Exchange Act, any stock exchange upon which the Shares are then listed, and any other Applicable Law, and the Board may cause Shares or other securities to be legended to reflect those restrictions.

(d) Nothing contained in the Plan will prevent the Company from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required. Similarly, the grant of any Award will not in any way affect the right or power of the Company to make adjustments, reclassification or changes in its capital or business structure or to merge, consolidate, dissolve, liquidate, sell or transfer all or any part of its business or assets.

(e) Neither the adoption of the Plan nor the execution of any document in connection with the Plan will: (i) confer upon any employee or other service provider of the Company or an Affiliate any right to continued employment or engagement with the Company or such Affiliate, or (ii) interfere in any way with the right of the Company or such Affiliate to terminate the employment or engagement of any of its employees or other service providers at any time.

SECTION 22. Section 409A. All Awards are intended to be exempt from or comply with the requirements of Section 409A of the Code (“Section 409A”) and should be interpreted accordingly. Nonetheless, the Company does not guaranty any particular tax treatment for any Award. For any Award that is non-qualified deferred compensation subject to Section 409A, the Committee may elect to liquidate such Award at any time in a manner intended to comply with Treas. Reg. § 1.409A-3(j)(4)(ix) or any successor provision. Notwithstanding anything to the contrary in the Plan or an Award, if at the time of a Participant’s separation from service, such Participant is a “specified employee” (within the meaning of Section 409A), then any amounts payable under the Plan on account of such separation from service that would (but for this provision) be payable within six (6) months following the date of the separation from service shall instead be paid on the next business day following the expiration of such six (6) month period or, if earlier, upon the Participant’s death, to the extent compliance with the requirements of Treas. Reg. § 1.409A-3(i)(2) (or any successor provision) is necessary to avoid the application of an additional tax under Section 409A to such amounts. Notwithstanding the foregoing, neither the Company nor the Committee shall have any obligation to take any action to prevent the assessment of any excise tax or penalty on any Participant under Section 409A and neither the Company nor the Committee will have any liability to any Participant for such tax or penalty.

SECTION 23. Term of Plan. The Plan was adopted by the Board on April 23, 2022 (the “Adoption Date”), subject to approval by the Company’s stockholders (the date of such approval, the “Effective Date”). The Plan shall terminate automatically on the tenth anniversary of the Adoption Date, April 23, 2032, provided that it may be terminated on any earlier date as provided in Section 15.

SECTION 24. Invalid Provisions. In the event that any provision of this Plan is found to be invalid or otherwise unenforceable under any Applicable Law, such invalidity or unenforceability will not be construed as rendering any other provisions contained herein as invalid or unenforceable, and all such other provisions will be given full force and effect to the same extent as though the invalid or unenforceable provision was not contained herein.

SECTION 25. Governing Law. The Plan and all Awards granted hereunder will be governed by and construed in accordance with the laws and judicial decisions of the Commonwealth of Pennsylvania, without regard to the application of the principles of conflicts of laws.

SECTION 26. Notices. Any notice to be given to the Company pursuant to the provisions of this Plan must be given in writing and addressed, if to the Company, to its principal executive office to the attention of its general counsel (or such other Person as the Company may designate in writing from time to time), and, if to the Participant, to the address contained in the Company’s personnel files, or at such other address as that Participant may hereafter designate in writing to the Company. Any such notice will be deemed duly given: if delivered personally or via recognized overnight delivery service, on the date and at the time so delivered; if sent via telecopier or email, on the date and at the time telecopied or emailed with confirmation of delivery; or, if mailed, five (5) days after the date of mailing by registered or certified mail.

Appendix A-2

PROPOSED AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED ARTICLES OF INCORPORATION TO DECLASSIFY THE BOARD OF DIRECTORS

The TWELFTH Article is hereby amended as shown below (with deletions highlighted in strike-through text and additions highlighted in underlined text). If Proposal 6 is approved in addition to Proposal 5, the amendment to the Twelfth Article in Appendix A-4 will be incorporated.

TWELFTH: Board of Directors.

A. Subject to the rights of the holders of any series of Preferred Stock to elect directors under circumstances specified in any Preferred Stock Designation, the number of directors of the Corporation shall be fixed from time to time exclusively by the Board pursuant to a resolution adopted by a majority of the whole Board, but shall not be less than three or greater than eleven. A director need not be a shareholder.

B. The directors, other than those who may be elected by the holders of any series of Preferred Stock or any other series or class of stock, as provided herein or in any Preferred Stock Designation, shall be divided into three classes, as nearly equal in number as possible, until the 2025 annual meeting of the shareholders of the Corporation, at which time the directors will no longer be divided into classes. Members of each class shall hold office until their successors are duly elected and qualified, subject to their earlier death, resignation, disqualification or removal. Directors with terms expiring at the 2023 annual meeting of the shareholders of the Corporation shall serve out the remainder of their current terms, and they and any successors shall stand for re-election to a one-year term at the 2023 annual meeting of the shareholders of the Corporation; directors with terms expiring at the 2024 annual meeting of the shareholders of the Corporation shall serve out the remainder of their current terms, and they and any successors shall stand for re-election to a one-year term at the 2024 annual meeting of the shareholders of the Corporation; directors elected at the 2022 annual meeting of the shareholders of the Corporation shall serve out their three-year terms, and they and any successors shall stand for re-election to a one-year term at the 2025 annual meeting of the shareholders of the Corporation. At each annual meeting of the shareholders of the Corporation, commencing with 2023 annual meeting of the shareholders of the Corporation, the successors of the ~~class of~~ directors whose term expires at that meeting shall be elected by the shareholders in the manner set forth in the Bylaws of the Corporation, to hold office for a term expiring at the annual meeting of shareholders held in the ~~third~~ year following the year of their election. ~~If the number of directors is changed, any increase or decrease shall be apportioned among the classes so as to maintain the number of directors in each class as nearly equal as possible, but in no case will a decrease in the number of authorized directors constituting the whole Board shorten the term of any incumbent director.~~

C. Subject to the rights of the holders of any series of Preferred Stock or any other series or class of stock as provided herein or in any Preferred Stock Designation, and unless the Board otherwise determines, newly created directorships resulting from any increase in the authorized number of directors or any vacancies on the Board resulting from death, resignation, retirement, disqualification, removal from office or other cause may be filled only by a majority vote of the directors then in office, though less than a quorum, and shall not be filled by the shareholders unless there are no directors remaining on the Board. Any director so chosen (a “Vacancy Director”), if chosen to fill a vacancy, shall be a director of the same class as the director whose vacancy he or she fills, to the extent such class exists. Such Vacancy Director shall hold office until the next annual meeting of shareholders and until his or her successor shall have been elected and qualified, subject to his earlier death, resignation, disqualification or removal. The shareholders shall thereupon elect a director to fill the vacancy having been temporarily filled by the Vacancy Director, which individual may include the incumbent Vacancy Director. The director so elected shall be a director of the same class as the Vacancy Director, to the extent such class exists, and shall serve until the annual meeting of shareholders at which the term of office of such class expires, to the extent such class exists, else until the next annual meeting of shareholders, and until such director’s successor shall have been duly elected and qualified, subject to his earlier death, resignation, disqualification or removal.

D. Subject to the rights of the holders of any series of Preferred Stock or any other series or class of stock, as provided herein or in any Preferred Stock Designation, any director may be removed from office at any time in either of the following manners:

1. prior to the full declassification of the Board of Directors as of the 2025 annual meeting of the shareholders of the Corporation, for cause by the affirmative vote of the holders of at least eighty percent (80%) of the voting power of the then outstanding capital stock of the Corporation entitled to vote generally in the election of directors (the “Voting Stock”), voting together as a single class; ~~and~~

2. upon the full declassification of the Board of Directors as of the 2025 annual meeting of the shareholders of the Corporation, with or without cause by the affirmative vote of the holders of at least eighty percent (80%) of the voting power of the Voting Stock, voting together as a single class; and

3~~2~~. the Board may declare vacant the office of a director who has been judicially declared of unsound mind or who has been convicted of an offense punishable by imprisonment for a term of more than one year, or if, within one hundred twenty days after notice of election, the director does not accept such office either in writing or by attending a meeting of the Board.

Appendix A-3

PROPOSED AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED BYLAWS TO DECLASSIFY THE BOARD OF DIRECTORS

Sections 3.2, 3.6 and 3.7 are hereby amended as shown below (with deletions highlighted in strike-through text and additions highlighted in underlined text). If Proposal 6 is approved in addition to Proposal 5, the amendment to Section 3.2 in Appendix A-5 will be incorporated.

Section 3.2. Number, Elections and Term of Office. Subject to the provisions of the Articles (including, but not limited to, for purposes of these Bylaws, pursuant to any duly authorized certificate of designation), the number of directors of the Corporation shall be fixed from time to time exclusively by the Board pursuant to a resolution adopted by a majority of the whole Board, but the size of the Board shall not be less than three or greater than eleven. The directors, other than those who may be elected by the holders of any series or class of stock, as provided in the Articles, shall be divided into three (3) classes, ~~as nearly equal in number as possible,~~ until the 2025 annual meeting of the shareholders of the Corporation, at which time the directors will no longer be divided into classes; shall, with respect to the directors elected at the 2022 annual meeting of the shareholders of the Corporation, such directors shall be elected to serve a term of three (3) years, and thereafter all directors shall serve out their current three-year terms and then be elected to serve a term of one (1) year; and shall hold office until his or her successor shall have been duly elected and qualified, subject to his earlier death, resignation, disqualification or removal. No decrease in the number of authorized directors constituting the whole Board shall shorten the term of any incumbent director. At each annual meeting of the shareholders of the Corporation, commencing with 2023 annual meeting of the shareholders of the Corporation, the successors of the ~~class of~~ directors whose term expires at that meeting shall be elected by the shareholders, to hold office for a term expiring at the annual meeting of shareholders held in the ~~third~~ year following the year of their election.

Section 3.6. Vacancies. Subject to the rights of the holders of any capital stock of the Corporation, as specified in the Articles, and unless the Board otherwise determines, newly created directorships resulting from any increase in the authorized number of directors or any vacancies on the Board resulting from death, resignation, retirement, disqualification, removal from office or other cause may be filled only by a majority vote of the directors then in office, though less than a quorum, and shall not be filled by the shareholders unless there are no directors remaining on the Board. Any director so chosen (a “Vacancy Director”), if chosen to fill a vacancy, shall be a director of the same class as the director whose vacancy he or she fills, to the extent such class exists. Such Vacancy Director shall hold office until the next annual meeting of shareholders and until his or her successor shall have been elected and qualified, subject to his earlier death, resignation, disqualification or removal. The shareholders shall thereupon elect a director to fill the vacancy having been temporarily filled by the Vacancy Director, which individual may include the incumbent Vacancy Director. The director so elected shall be a director of the same class as the Vacancy Director, to the extent such class exists, and shall serve until the annual meeting of shareholders at which the term of office of such class expires, to the extent such class exists, else until the next annual meeting of shareholders, and until such director’s successor shall have been duly elected and qualified, subject to his earlier death, resignation, disqualification or removal.

Section 3.7. Removal.

1) Removal by the Shareholders. Subject to the rights of the holders of any series or class of capital stock pursuant to provisions of the Articles, any director may be removed from office at any time by the shareholders, but only for cause prior to the full declassification of the Board of Directors as of the 2025 annual meeting of the shareholders of the Corporation and with or without cause after the 2025 annual meeting of the shareholders of the Corporation, ~~and~~in each case by the affirmative vote of the holders of at least eighty percent (80%) of the voting power of the then outstanding capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class.

2) Removal by the Board. The Board may declare vacant the office of a director who has been judicially declared of unsound mind or who has been convicted of an offense punishable by imprisonment for a term of more than one year, or if, within one hundred twenty days after notice of election, the director does not accept such office either in writing or by attending a meeting of the Board.

Appendix A-4

PROPOSED AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED ARTICLES OF INCORPORATION TO INCREASE THE MAXIMUM ALLOWABLE NUMBER OF DIRECTORS TO 14

Section A. of the TWELFTH Article is hereby amended as shown below (with deletions highlighted in strike-through text and additions highlighted in underlined text).

TWELFTH: Board of Directors.

A. Subject to the rights of the holders of any series of Preferred Stock to elect directors under circumstances specified in any Preferred Stock Designation, the number of directors of the Corporation shall be fixed from time to time exclusively by the Board pursuant to a resolution adopted by a majority of the whole Board, but shall not be less than three or greater than fourteen~~eleven~~. A director need not be a shareholder.

Appendix A-5

PROPOSED AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED BYLAWS TO INCREASE THE MAXIMUM ALLOWABLE NUMBER OF DIRECTORS TO 14

Section 3.2 is hereby amended as shown below (with deletions highlighted in strike-through text and additions highlighted in underlined text). If Proposal 5 is approved in addition to Proposal 6, the amendment to Section 3.2 in Appendix A-3 will be incorporated.

Section 3.2. Number, Elections and Term of Office. Subject to the provisions of the Articles (including, but not limited to, for purposes of these Bylaws, pursuant to any duly authorized certificate of designation), the number of directors of the Corporation shall be fixed from time to time exclusively by the Board pursuant to a resolution adopted by a majority of the whole Board, but the size of the Board shall not be less than three or greater than fourteen~~eleven~~. The directors, other than those who may be elected by the holders of any series or class of stock, as provided in the Articles, shall be divided into three (3) classes, as nearly equal in number as possible, shall be elected to serve a term of three (3) years and shall hold office until his or her successor shall have been duly elected and qualified, subject to his earlier death, resignation, disqualification or removal. No decrease in the number of authorized directors constituting the whole Board shall shorten the term of any incumbent director. At each annual meeting of the shareholders of the Corporation, the successors of the class of directors whose term expires at that meeting shall be elected by the shareholders, to hold office for a term expiring at the annual meeting of shareholders held in the third year following the year of their election.

FIVE BELOW, INC.

701 MARKET STREET

SUITE 300

PHILADELPHIA, PA 19106

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FIVE BELOW, INC.

The Board of Directors recommends you vote FOR the following: 1. Election of Directors

Nominees:	For	Against	Abstain

1a. Catherine E. Buggeln	☐	☐	☐

1b. Michael F. Devine, III 1c. Bernard Kim 1d. Ronald L. Sargent	☐ ☐ ☐	☐ ☐ ☐	☐ ☐ ☐

The Board of Directors recommends you vote FOR proposals 2, 3, 4, 5 and 6.						For	Against	Abstain

2. To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the current fiscal year ending January 28, 2023.						☐	☐	☐

3. To approve the Company’s 2022 Equity Incentive Plan.						☐	☐	☐

4. To approve, by non-binding advisory vote, the Company’s Named Executive Officer compensation.						☐	☐	☐

5. To approve amendments to the Company’s Amended and Restated Articles of Incorporation and Amended and Restated Bylaws to declassify the Board of Directors.						☐	☐	☐

6. To approve amendments to the Company’s Amended and Restated Articles of Incorporation and Amended and Restated Bylaws to increase the maximum allowable number of directors to 14.						☐	☐	☐

NOTE: The shares represented by this proxy, when properly executed will be voted in the manner directed herein by the undersigned. If no direction is made, this proxy will be voted FOR the election of the nominees listed under proposal 1 above and FOR proposals 2, 3, 4, 5 and 6. If any other matters properly come before the meeting, the persons named in this proxy will vote in their discretion.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date			Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

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D76546-P67645

FIVE BELOW, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

ANNUAL MEETING OF SHAREHOLDERS

June 14, 2022

The undersigned hereby appoints Kenneth R. Bull and Ronald J. Masciantonio, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of Five Below, Inc. that the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held online at https://viewproxy.com/fivebelow/2022/ at 9:00 a.m., Eastern Time on June 14, 2022 and at any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS AND FOR PROPOSALS 2, 3, 4, 5 AND 6.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE.

Continued and to be signed on reverse side